THE AAL MUTUAL FUNDS SEMI-ANNUAL REPORT
                                October 31, 1996

The AAL
Capital
Growth Fund

The AAL
Mid Cap
Stock Fund

The AAL
Small Cap
Stock Fund

The AAL
International
Fund

The AAL
Utilities
Fund

The AAL
Municipal
Bond Fund

The AAL
Bond Fund

The AAL
Money
Market
Fund


                                   [AAL LOGO]
                              The AAL Mutual Funds

[PHOTO OF H. MICHAEL SPENCE APPEARS HERE]

Dear AAL Mutual Fund Shareholder:

A robust economy combined with uncertainty about its effect on inflation drove the financial markets during the six-month period ended October 31, 1996. The high rate of economic growth in the second quarter raised fears that the Federal Reserve would act to raise interest rates. These fears and uncertainty over Federal Reserve action caused volatility in the bond markets through the summer. When it became clear that economic growth had slowed significantly in the third quarter, the markets not only rebounded through October, the end of our reporting period, but continued to reach record highs in November. The performance of The AAL Mutual Funds reflected the volatility in the markets, particularly in July when the stock market went through a correction. Because we expect volatility, and because the possibility of market decline from time to time is natural, we focus on quality investments that will grow in value over the long term. Our goal is to provide our shareholders with sound investment choices in major asset classes that allow diversification of risk and the achievement of differing investment objectives.

October 31, 1996, also marked the end of The AAL Mutual Funds' first year of in-house management (except for The AAL International Fund, which is managed by Jean-Marie Eveillard and his team at Societe Generale Asset Management Corporation). We have assembled a staff of committed investment professionals that emphasize our long-term approach to investing without taking undue risk to enhance short-term returns. In this report, you will find our portfolio managers' comments on their investment strategies and performance information about the Funds they manage.

We remain committed to providing you with consistent, quality investment opportunities and appreciate the investment relationship you have entrusted to us.

Very truly yours,

/s/ H. Michael Spence

H. Michael Spence
President
The AAL Mutual Funds








This report is submitted for the information of shareholders of The AALMutual Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the current prospectus for The AALMutual Funds which contains more complete information about the Funds, including investment policies, charges and expenses.

[PHOTO OF FREDERICK L. PLAUTZ APPEARS HERE]


The AAL Capital Growth Fund

How did The AAL Capital Growth Fund perform compared to the market? What investment techniques did you use to achieve the return?

The Fund performed well compared to the S&P 500(R) Index.1 For the six months ended October 31, 1996, the Fund had a total return of 7.93% on net amount invested, compared to 7.81% for the S&P 500(R) Index.1 We focus on picking stocks of larger companies that sell for reasonable prices relative to their earnings growth potential. We also try to spread our risk across many stocks in the major market sectors. For example, we currently hold shares in 98 different companies across ten different sectors. In addition, we do not try to time the market. Typically we have only 3-5% of our assets in cash, remaining for the most part, fully invested.

What sectors or stocks in the portfolio performed well during the six-month period ended October 31, 1996?

The telecommunications equipment and personal computing sectors performed particularly well over the last six months. In telecommunications equipment, we held Tellabs and ADC Telecommunications, which returned 54% and 64%, respectively. In personal computing, we owned Compaq and Intel Corp., which produced returns of 49% and 62%, respectively.

Looking ahead, how do you think U.S. equities will perform in the next year?

The outlook for U.S. equities is challenging. More often than not, equity markets have difficulty the year after a presidential election. In addition, the U.S. may be due for a recession. The economy and the stock market have experienced extended growth. The economy has been expanding for at least six years to date, and the U.S. stock market has been growing at a better than average rate for the past two years. An


1 An unmanaged group of securities
often taken as representative of the
stock market as a whole.

                           [LINE GRAPH APPEARS HERE]

                 Return on a $10,000 Investment Made 5 Years Ago
                      (assumes maximum 4.75% sales charge)

[_]  Value of shares initially purchased ($14,588)
[_] Value of shares acquired through reinvestment of dividends and capital gains ($17,143)

          -----------------------
               Initial Net
               Asset Value
                 $9,525
          -----------------------

                          The AAL Capital Growth Fund
                                   31-Oct-96
                    (Assuming Reinvestment of all Dividends)


Capital Growth

                         Original Amount     Dividends and       Total
Date                     Invested            Captial Gains       Value
-------------            ---------------     ---------------     ------------
31-Oct-91                9,523.12            000                 9,523.12
30-Nov-91                9,212.43            0.00                9,212.43
27-Dec-91                9,927.75            101.88              10,029.62
31-Dec-91                10,173.41           104.40              10,277.81
31-Jan-92                9,927.75            101.88              10,029.62
28-Feb-92                9,971.10            102.32              10,073.42
31-Mar-92                9,819.36            100.77              9,920.13
30-Apr-92                10,158.96           104.25              10,263.21
29-May-92                10,223.99           104.92              10,328.91
30-Jun-92                10,079.48           103.44              10,182.92
06-Jul-92                10,072.25           198.26              10,270.51
31-Jul-92                10,346.82           203.66              10,550.48
31-Aug-92                10,223.99           201.24              10,425.23
30-Sep-92                10,303.47           202.81              10,506.28
30-Oct-92                10,426.30           205.22              10,631.53
30-Nov-92                10,650.29           209.63              10,859.92
31-Dec-92                10,549.13           315.21              10,864.34
31-Dec-92                10,549.13           315.21              10,864.34
29-Jan-93                10,368.50           309.81              10,678.31
26-Feb-93                10,657.51           318.45              10,971.96
31-Mar-93                10,780.35           322.12              11,102.47
30-Apr-93                10,715.32           320.18              11,035.49
31-May-93                10,881.50           325.14              11,206.64
30-Jun-93                10,859.83           324.49              11,184.32
01-Jul-93                10,708.09           425.63              11,133.72
30-Jul-93                10,650.29           423.33              11,073.62
31-Aug-93                10,953.76           435.39              11,389.15
30-Sep-93                10,830.92           430.51              11,261.43
29-Oct-93                11,098.27           441.14              11,539.40
30-Nov-93                10,997.11           437.12              11,434.22
31-Dec-93                10,932.08           542.71              11,474.79
31-Dec-93                10,932.08           590.25              11,522.33
31-Jan-94                11,011.56           594.54              11,606.10
28-Feb-94                10,729.77           579.32              11,309.09
31-Mar-94                10,325.14           557.48              10,882.62
29-Apr-94                10,469.65           566.28              11,034.93
31-May-94                10,484.10           56606               11,050.16
30-Jun-94                10,137.28           671.47              10,808.75
29-Jul-94                10,382.95           687.74              11,070.69
31-Aug-94                10,679.19           707.36              11,386.55
30-Sep-94                10,534.68           697.79              11,232.47
31 -0ct-94               1 0,794.80          715.02              11,509.82
30-Nov-94                10,469.65           693.48              11,163.14

30-Dec-94                10,122.83           1,136.91            11,259.75
30-Dec-94                10,122.83           1,240.92            11,363.75
31-Jan-95                10,375.72           1,271.92            11,647.64
28-Feb-95                10,715.32           1,313.51            12,028.87
31-Mar-95                10.903.18           1,336.58            12,239.76
28-Apr-95                11,242.77           1,378.21            12,620.98
31-May-95                11,632.95           1,426.04            13,058.98
30-Jun-95                11,697.98           1,528.91            13,226.89
31-Jul-95                12,095.38           1,580.85            13,676.22
31-Aug-95                12,044.80           1,574.24            13,619.04
29-Sep-95                12,615.61           1,648.84            14,264.45
31-Oct-95                12,550.58           1,640.34            14,190.92
30-Nov-95                13,020.23           1,701.73            14,721.96
28-Dec-95                12,702.31           1,741.87            14,444.18
28-Dec-95                12,702.31           1,847.58            14,149.89
28-Dec-95                12,702.31           2,158.48            14,860.79
29-Dec-95                12,723.99           2,162.16            14,886.15
31-Jan-96                13,251.45           2,251.79            15,503.24
29-Feb-96                13,273.12           2,255.48            15,528.60
29-Mar-96                13,251,45           2,251.79            15,503.24
30-Apr-96                13,576.59           2,307.05            15,893.64
31-May-96                13,872.83           2,357.39            16,230.22
28-Jun-96                13,800.58           2,416.96            16,217.54
31-Jul-96                13,179.19           2,308.13            15,487.32
30-Aug-96                13,453.76           2,356022            15,809.98
30-Sep-96                14,414.74           2,524.52            16,939.26
31-Oct-96                14,588.15           2,554.89            17,143.04
economic slowdown would slow or reverse these trends. On the other hand, if the economy can continue growing at a moderate pace with inflation remaining under control, interest rates should decline. If this happens, the stock market may still have room for a continued advance. However, stock prices are high and the margin for growth is much smaller than it was last year.



Will the Fund distribute capital gains in December, and if so, what affect will the distribution have on the value of its shares?

Due to large overall gains from the sales of securities in the Fund's portfolio over the past year ended October 31, 1996, we will make a fairly sizeable capital gains distribution for the Fund in December. The Fund's share price will drop by the amount of the gain distributed after the record date. Except for shares held in individual retirement accounts or some other tax-deferred vehicle or plan, these capital gains distributions represent taxable income to the shareholders of record, even if they were reinvested to buy more shares of the Fund.


     10 LARGEST HOLDINGS

Merck & Co., Incorporated

General Electric Company

American International Group, Inc.

Exxon Corporation

Pfizer Incorporated

Intel Corporation

Philip Morris Companies, Inc.

American Express Company

Walgreen Company

Procter & Gamble Company



     PORTFOLIO SECTORS

[PIE CHART APPEARS HERE]

Consumer-Related                   26%

Health Care                        13%

Technology                         12%

Financial Services                 11%

Utilities/Telecommunications       9%

Computer Software/Services         9%

Other Equities                     8%

Cash and Cash Equivalents          5%

Petroleum/Natural Gas              4%

Entertainment/Media                3%

                          AVERAGE ANNUAL TOTAL RETURNS
                        -------------------------------
                             As of October 31, 1996

                                        On Offering    On Net
                                          Price*     Asset Value

     Year-to-Date                         9.68%        15.16%

     1-Year                               15.04%       20.80%

     5-Year                               11.38%       12.48%

     From Inception (July 16, 1987)       10.22%       10.80%

* Average annual total return calculated on gross amount invested, including a maximum sales load of 4.75% for the SEC designated period ended September 30, 1996, is 8.38%, 13.12%, 11.47%, and 10.17%.



/s/ Frederick L. Plautz

Frederick L. Plautz
PORTFOLIO MANAGER
THE AAL CAPITAL GROWTH FUND

[PHOTO OF KEVIN A. SCHMITTING APPERS HERE]


The AAL Mid Cap Stock Fund

Over the last six months, you had a challenge with the performance of this Fund relative to the market. What factors influenced the Fund's performance?

Several factors affected performance in the past several months. You may recall that the Fund was performing quite well through the end of May. In June, however, the Nasdaq1 market began correcting over concerns that the economy was growing too fast and that the Federal Reserve would have to raise interest rates to stem growth. This sentiment continued through June and July causing a great deal of volatility and uncertainty in the markets. The environment was particularly harsh on high-growth stocks and stocks that had higher-than-average price-to-earnings ratios, which are the type of stocks we generally hold in the portfolio. When the market rebounded in August and September, the Fund also rebounded, but not as much as the overall market. Several companies in our portfolio reported lower than expected earnings. We also were overweighted in health care stocks. The health care sector did not bounce back as much as the overall market.

What sectors or stocks in the portfolio affected performance?

You can divide this year's performance into two segments: the pre-market correction (before July) and post-market correction periods (after July). With the Fund's growth orientation, in the pre-market correction our overweighting in technology stocks helped performance. In the post-market correction period, our overweighting in technology and health care stocks and our underweighting in financial and energy stocks hurt performance. Despite good earnings announcements, health care stocks performed poorly over investor concerns about health care reform. Financial and energy stocks, which were areas where the Fund was underweighted, performed particularly well this year.

What economic factors do you see affecting mid cap stocks, and how will you position the Fund to take advantage of these factors in the near future?

Contrary to the concerns of last summer, the economy appears to be slowing down.



1 The National Association of Securities Dealers' Automated Quotation System for securities traded over-the-counter.

There is even discussion now of a possible decrease in interest rates. In this environment, companies that can increase their revenues and earnings at an above-average rate should be rewarded. We will continue to invest in higher-growth companies and diversify our holdings, looking for companies in even more economic sectors than in the past.

Will the Fund make a capital gains distribution in December, and, if so, what effect will this have on the Fund's share value?

The Fund will make a sizeable capital gains distribution in December. The Fund realized overall taxable gains on the sale of securities, that had appreciated significantly. After the record date, the Fund's share price will drop by the amount of the gain distributed. Except for shares held in individual retirement accounts or some other tax-deferred vehicle or plan, these capital gains represent taxable income to the shareholders of record, even if reinvested to buy more shares of the Fund.


     10 LARGEST HOLDINGS

CUC International, Inc.

Genzyme Corporation

QUALCOMM, Inc.

LSI Logic Corporation

PacifiCare Health Systems, Inc.

3Com Corporation

HEALTHSOUTH Rehabilitation Corp.

BioChem Pharma, Inc.

Evergreen Media Corporation

Parametric Technology Corporation


     PORTFOLIO SECTORS

[PIE CHART APPEARS HERE]

Health Care                        20%

Consumer-Related                   19%

Technology                         15%

Computer Software/Services         11%

Retailing                          11%

Telecommunications                 8%

Transportation                     5%

Other Equities                     4%

Cash and Cash Equivalents          4%

Entertainment/Media                3%

                          AVERAGE ANNUAL TOTAL RETURNS
                     -------------------------------------
                             As of October 31, 1996

                                        On Offering    On Net
                                          Price*     Asset Value

Year-to-Date                              -0.32%       4.69%

1-Year                                    4.06%        9.22%

From Inception (June 30, 1993)            12.67%       14.33%


* Average annual total return calculated on gross amount invested, including a maximum sales load of 4.75% for the SEC designated period ended September 30, 1996, is 5.10%, 11.49% and 14.88%.




/s/ Kevin A. Schmitting

Kevin A. Schmitting
PORTFOLIO MANAGER
THE AAL MIDCAP STOCK FUND

[PHOTO OF KEVIN A. SCHMITTING APPEARS HERE]


The AAL Small Cap Stock Fund

How has the Fund performed since its inception on July 1, 1996, in comparison to the market?

The Fund has performed pretty well since its inception. As of October 31, 1996, the Fund was up 8.80% on net amount invested, which compared favorably to 2.2% for the S&P(R) Small Cap 600 Index.1 The Fund began in a difficult month for small companies, so we invested our cash slowly. Fortunately, we were able to take advantage of some very depressed stock prices due to the July decline. When August arrived, the market sentiment improved and the Fund benefitted nicely from a pickup in stock prices for small companies.

What happened to small company stocks in July and how did it affect the Fund?

July was a very difficult month. We had an uncertain economic environment and a prevailing sentiment at the time that the Federal Reserve would need to raise interest rates. This made investors very nervous. A nervous stock market tends to affect small company stocks more than large company stocks, because they do not have the trading liquidity that large company stocks have.

Reduced  trading  liquidity  means that market moves can be exaggerated in small company stocks. So the downward movement in many small company stocks during July was probably more severe due to their illiquid trading status than due to a deterioration in the companies' operating fundamentals. This created an opportunity for long-term investors to buy a number of stocks rather cheaply and that is exactly what The AAL Small Cap Stock Fund was able to do.

What stock picks did you make that performed particularly well?

Two stocks that have performed very well for the Fund are Hyperion Software and Midwest Express Holdings. Hyperion, a client/server software company, has continued its corporate turnaround and is now reporting very good earnings. We bought



1 An unmanaged index composed of 600
stocks representative of the small capitalization sector of the stock market.

the stock in the $11- $13 range and it has traded above $21 recently. Midwest Express is the regional airline based in Milwaukee, Wisconsin. Its stock was somewhat depressed due to oil price increases during the summer. Fortunately, we were more impressed with the long-term prospects than the near-term negatives. We were able to buy the stock in the mid-$20 range and recently the stock was trading in the mid-$30 range.

What economic factors do you anticipate affecting small cap stocks in the near future?

Contrary to the concerns of this past summer, the economy appears to be slowing down. There is even discussion now of a possible decrease in interest rates. In this environment, companies that can increase their revenues and earnings at an above-average rate should be rewarded. We will continue to invest in higher growth companies and diversify our holdings, looking for companies in even more economic sectors than in the past.


     10 LARGEST HOLDINGS

Dura Automotive Systems, Inc.

United Dental Care, Inc.

SOS Staffing Services

Discount Auto Parts

National Surgery Centers, Inc.

Applied Power, Inc.

Wabash National Corporation

Petroleum Geo-Services

Midwest Express Holdings

Tower Automotive, Incorporated


     PORTFOLIO SECTORS

[PIE CHART APPEARS HERE]

Consumer-Related                   21%

Cash and Cash Equivalents          18%

Health Care                        16%

Technology                         14%

Computer Software/Services         10%

Transportation                     8%

Retailing                          6%

Financial Services                 3%

Telecommunications                 3%

Other Equities                     1%




/s/ Kevin A. Schmitting

Kevin A. Schmitting
PORTFOLIO MANAGER
THE AAL SMALL CAP STOCK FUND

[PHOTO OF JEAN-MARIE EVEILLARD APPEARS MORE]


The AAL International Fund

In light of your value strategy, how do you view the Fund's performance over the last six months?

Our priority is to protect the downside risk of the Fund's securities--over time, the upside tends to take care of itself. We believe that if we do not overpay for stocks, our holdings should better resist falling during market declines such as during a period like this past summer when many markets dropped significantly around the world. The Fund's first fiscal quarter (May, June and July) performance was down 3.43% on net amount invested, compared to the larger drop of 4.13% for the Morgan Stanley Capital International EAFE Index.1 The subsequent recovery of most markets in the second fiscal quarter (August, September and October) reduced the Fund's loss to 0.45% on net amount invested for the six-month period.

Which security has performed particularly well lately that best exemplifies your approach to foreign securities investing?

The Fund owns Orrefors Kosta Boda, a small crystal manufacturer based in Sweden. When we bought the stock in February 1996, it appeared significantly under-valued. The stock was trading at only nine times earnings, which represented a large discount to the valuation of most of its European competitors, such as Waterford from Ireland or Baccarat from France. We believed that investors had neglected Orrefors and that it was worth a great deal more than its market value. Confirming our belief, in October 1996, a group of Swedish and Danish investors bid for the company, paying a 55% premium to the stock price. The Fund will lose this holding in December, registering a gain of over 60% on this investment.

What economic factors, including currency movements, affected the results of your strategy?

We make our stock selections based on the value of each individual stock. If the stock of a decent company appears cheap, we will take a closer look. We may add the stock to the Fund's portfolio, even though the economic cycle does not favor the company at the time. We do not mind holding a stock that will not perform for a while if we think the downside risk is limited. We are long-term and patient investors.



1 A  market  capitalization  weighted  equity  index  composed  of a  sample  of companies representative of the market structure in twenty countries. Constituent stocks are selected on the basis of industry representation, liquidity and sufficient float.

We can possibly mitigate the impact of currency movements on the Fund's net asset value by hedging the Fund's foreign currency exposure, as long as it does not cost very much in the process. We use hedging when we feel that currencies are over-valued relative to the dollar. At the moment, we have partially hedged the portfolio against the Japanese yen, Deutsche mark, Swiss franc, French franc and New Zealand dollar.

How do you view the prospects for foreign investing in the near future?

Most foreign markets have not appreciated as much as the U.S. market has in recent years. As a result, they have plenty of reasonably priced stocks with long-term growth potential. Although we generally find the Japanese market too expensive, from time to time we find pockets of value. We are looking constantly for securities that have limited downside risk, which we may find among small or large capitalization stocks. Other stocks may have disappointed investors and may present attractive opportunities after a severe price correction. We also might find convertible bonds interesting.


     10 LARGEST HOLDINGS SECURITIES

Buderus AG (Germany)

Bank for International Settlements (Switzerland)

Schibsted Gruppen (Norway)

Carlsberg International A/S `B' (Denmark)

Canadian Pacific, Ltd. (Canada)

Philips Electronics N.V. (Netherlands)

Compagnie Generale des Eaux (France)

Montedison SpA (Italy)

Wilson & Horton Ltd. (New Zealand)

Societe Generale D'Affichage SA D.R.C. (Switzerland)


     PORTFOLIO MIX

[PIE CHART APPEARS HERE]

Equities                86%

Foreign Currency Bonds   5%

Cash & Cash Equivalents  5%

U.S.$ Denominated Bonds  4%


     5 LARGEST HOLDINGS COUNTRIES

Japan

France

Germany

Switzerland

Sweden

                          AVERAGE ANNUAL TOTAL RETURNS
                       ---------------------------------
                             As of October 31, 1996

                                        On Offering    On Net
                                          Price*     Asset Value

     Year-to-Date                         3.86%        8.99%

     1-Year                               5.70%        11.01%

     From Inception (August 1, 1995)      4.21%        8.35%


*Average annual total return calculated on gross amount invested, including a maximum sales load of 4.75% for the SEC designated period ended September 30, 1996, is 2.92%, 4.55% and 3.71%.




/s/ Jean-Marie Eveillard

Jean-Marie Eveillard
PORTFOLIO MANAGER
THE AAL INTERNATIONAL FUND

[PHOTO OF LEWIS A. BOHANNON APPEARS HERE]


The AAL Utilites Fund

How did The AAL Utilities Fund perform relative to the market during the past six months and what factors affected the performance?

The AAL Utilities Fund, as well as most other utilities funds, had a tough six months in terms of performance. The problems stemmed from rising interest rates and regulatory uncertainty. Interest rates have risen significantly since the end of last year and have been proven to be quite volatile along the way.
Because of their high dividends, utilities stocks, especially electric utilities, trade a lot like bonds--they get pummeled when interest rates rise. In addition, regulatory changes and the uncertainty surrounding these changes have had a large negative impact on telephone stocks. The passage of the Telecommunications Act earlier this year paved the way for a deregulated and far more competitive telephone industry over the long term. However, the gradual transition to this more competitive environment has created much short-term uncertainty. The transition has had a particularly negative impact on the larger, incumbent local and long distance telephone companies, which are weighted heavily in The AAL Utilities Fund.

What sectors or securities in the public utilities industry show promise and how are you positioning the Fund to take advantage of them?

Two areas show increased promise for investment in the public utilities industries over the next year. First, smaller, faster-growing telecommunications companies that have established, well-positioned franchises in either local or long distance telecommunications show promise. Large telecommunications companies, which are under increasing pressure to expand into full-service global telecommunications companies, may find these smaller companies attractive as potential acquisition candidates. WorldCom, Inc. and Frontier Corporation are examples of these faster growing companies. Second, electric utilities companies, which have high operating costs, show increasing opportunity in states that have improved their regulatory environment. California's regulatory environment has improved substantially due to recently passed legislation that will greatly aid its high-cost utilities to become more competitive.

At this time, how do you view the potential for public utilities securities in this country and abroad?

We believe that utilities stocks will continue to do what they have done historically--offer more income than most stocks and greater growth potential than most bonds. However, utilities investing is becoming more risky and volatile as the utilities sectors become more deregulated and competitive. With this increased risk will come more growth opportunities and better-managed, well-positioned companies will thrive. Foreign utilities also show potential for greater growth and the Fund will continue to invest in these securities.


     10 LARGEST HOLDINGS

Telefonica de Espana ADR

NIPSCO Industries, Inc.

Pinnacle West Capital Corp.

SBC Communications, Inc.

Teco Energy Incorporated

CMS Energy Corp.

Carolina Power & Light Co.

WorldCom, Inc.

GTE Corporation

MCI Communications

     PORTFOLIO MIX

[PIE CHART APPEARS HERE]

Equities                      83%

Electric                      50%

Telephone                     28%

Energy                        4%

Other                         1%

Cash & Cash Equivalents       9%

Bonds                         5%

U.S.Government Obligations    3%



                          AVERAGE ANNUAL TOTAL RETURNS
                        ---------------------------------
                             As of October 31, 1996

                                        On Offering    On Net
                                          Price*     Asset Value

     Year-to-Date                         -4.85%       -0.14%

     1-Year                               1.02%        6.10%

     From Inception (March 17,1994)       5.15%        7.12%


*Average annual total return calculated on gross amount invested, including a maximum sales load of 4.75% for the SEC designated period ended September 30, 1996, is -8.39%, -1.44% and 3.76%.


/s/ Lewis A. Bohannon

Lewis A. Bohannon
PORTFOLIO MANAGER
THE AAL UTILITIES FUND

[PHOTO OF MICHAEL R. HILT APPEARS HERE]


The AAL Bond Fund

How did the Fund perform over the past six months and what factors influenced this performance?

The AAL Bond Fund had a total return over the six-month period ended October 31, 1996, of 4.85% on net amount invested. Recently, we have managed the Fund from a position of neutral duration (interest rate sensitivity) relative to the Lipper peer group.1 This means we have managed the Fund so it has a duration similar to the group. Neutral duration has allowed us to focus on selecting individual bonds rather than forecasting the direction of interest rates.

What types of bonds have performed well for the Fund recently?

We have been buying bonds with put options embedded in them because we believe the market has been under-pricing these securities. The put option gives us the right to sell these bonds back to the issuer at par at a specific date prior to maturity.

What do you think of the market potential for intermediate-term, investment grade bonds?

We believe it is quite favorable. Corporations have improved their fixed charge coverage ratios (by lowering their fixed expenses such as interest, depreciation and rent) and by increasing their cash holdings. In addition, the economy has lost some steam and inflation has remained under control.

If interest rates decline, as we expect they will, we will focus on locking in the current (higher) yields in the Fund's portfolio and participating in any price appreciation.


1 The Lipper intermediate-term investment grade category contained 171 funds with 65% or more of their assets in investment grade debt and an average maturity between five and ten years.

                           [LINE GRAPH APPEARS HERE]

                 Return on a $10,000 Investment Made 5 Years Ago
                      (assumes maximum 4.75% sales charge)

[_]  Value of shares initially purchased ($9,226)
[_] Value of shares acquired throgh reinvestment of dividends and capital gains ($12,889)

          -----------------------
               Initial Net
               Asset Value
                 $9,525
          -----------------------

                               The AAL Bond Fund
                                   31-Oct-96
                    (Assuming Reinvestment of all Dividends)

                           Original Amount      Dividends and     Total
Date                       Invested             Captial Gains     Value
-------------              ---------------      --------------    -----------
31-Oct-91                  9,528.30             0.00              9,528.30
30-Nov-91                  9,547.17             54.15             9,601.32
27-Dec-91                  9,726.42             67.63             9,794.04
31-Dec-91                  9,773.58             126.18            9,899.77
31-Jan-92                  9,547.17             179.57            9,726.74
28-Feb-92                  9,547.17             233.06            9,780.23
31-Mar-92                  9,443.40             288.66            9,732.06
30-Apr-92                  9,452.83             344.21            9,797.04
29-May-92                  9,566.04             401.46            9,967.50
30-Jun-92                  9,679.25             465.34            10,144.58
31-Jul-92                  9,849.06             529.60            10,379.66
31-Aug-92                  9,886.79             587.79            10,47458
30-Sep-92                  9,971.70             648.39            10,620.09
30-Oct-92                  9,764.15             688.28            10,452.43
30-Nov-91                  9,660.38             737.94            10,398.32
31-Dec-92                  9,726.42             780.84            10,507.25
31-Dec-92                  9,726.42             836.75            10,563.16
29-Jan-93                  9,867.92             900.53            10,768.46
29-Feb-93                  9,990.57             966.82            10,957.39
31-Mar-93                  9,981.13             1,025.40          11,006.53
30-Apr-93                  10,009.43            1,082.21          11,091.64
28-May-93                  9,943.40             1,124.75          11,068.15
30-Jun-93                  10,075.47            1,199.19          11,274.67
01-Jul-93                  10,009.43            1,268.73          11,278.16
30-Jul-93                  9,990.57             1,318.43          11,309.00
31-Aug-93                  10,132.08            1,392.54          11,524.62
30-Sep-93                  10,113.21            1,442.71          11,555.92
29-Oct-93                  10,103.77            1,490.13          11,593.90
30-Nov-93                  9,915.09             1,518.01          11,433.10
31-Dec-93                  9,745.28             1,695.22          11,440.50
31-Dec-93                  9,745.28             1,747.32          11,492.61
31-Jan-94                  9,830.19             1,814.53          11,644.72
28-Feb-94                  9,566.04             1,817.71          11,383.74
31-Mar-94                  9,283.02             1,816.94          11,099.96
29-Apr-94                  9,141.51             1,839.85          10,981.36
31-May-94                  9,084.91             1,880.86          10,965.77
30-Jun-94                  9,028.30             1,920.62          10,948.93
29-Jul-94                  9,122.64             1,991.53          11,114.17
31-Aug-94                  9,094.34             2,043.26          11,137.60
30-Sep-94                  8,924.53             2,059.85          10,984.38
31-Oct-94                  8,858.49             2,099.67          10,958.16
30-Nov-94                  8,764.15             2,134.87          10,899.02

30-Dec-94                  8,754.72             2,189.71          10,944.42
30-Dec-94                  8,754.72             2,192.53          10,947.25
31-Jan-95                  8,849.06             2,277.98          11,127.03
28-Feb-95                  8,981.13             2,370.92          11,352.06
31-Mar-95                  9,000.00             2,436.64          11,436.64
28-Apr-95                  9,066.04             2,511.63          11,577.67
31-May-95                  9,301.89             2,641.83          11,943.72
30-Jun-95                  9,311.32             2,704.86          12,016.18
31-Jul-95                  9,226.42             2,739.23          11,965.64
31-Aug-95                  9,283.02             2,813.79          12,096.80
29-Sep-95                  9,320.75             2,883.00          12,203.75
31-Oct-95                  9,386.79             2,966.00          12,352.79
30-Nov-95                  9,481.13             3,056.11          12,537.24
29-Dec-95                  9,566.04             3,139.45          12,705.49
31-Jan-96                  9,566.04             3,203.95          12,769.99
29-Feb-96                  9,311.32             3,178.00          12,489.32
29-Mar-96                  9,188.68             3,192.32          12,381.00
30-Apr-96                  9,075.47             3,217.54          12,293.02
31-May-96                  9,000.00             3,252.33          12,252.33
28-Jun-96                  9,056.60             3,331.56          12,388.17
31-Jul-96                  9,037.74             3,393.55          12,431.29
30-Aug-96                  8,981.13             3,435.75          12,416.89
30-Sep-96                  9,075.47             3,538.51          12,613.98
31-Oct-96                  9,226.42             3,662.30          12,888.71

PORTFOLIO MIX

[PIE CHART APPEARS HERE]

AAA                     47%

A                       27%

BBB                     14%

AA                      12%

14


[PIE CHART APPEARS HERE]

Corporate Obligations         52%

U.S.Government Agencies       38%

U.S.Government Obligations    10%


Average Quality:    AA-

Average Maturity:  7.13 years


     10 LARGEST HOLDINGS

GNMA Pool                #780212   8.0%      8/15/2025

U.S. Treasury Bonds                6.375%    5/15/1999

GNMAPool                 #780213   7.5%      8/15/2025

Citicorp Mortgage                  6.25%     5/25/2024

McDonnell Douglas                  9.75%     4/1/2012

Delta Air Lines Inc.               10.5%     4/30/2016

Coca-Cola Enterprise               7.00%     10/1/2026

ContiMor Home Equity               6.85%     4/15/2011

Korea Electric Power               7.4%      4/1/2016

FHLMCGold 15 Yr. Pool    #G10380   7.0%      8/1/2010

                          AVERAGE ANNUAL TOTAL RETURNS
                        -------------------------------
                             As of October 31, 1996

                                        On Offering    On Net
                                          Price*     Asset Value

     Year-to-Date                         -3.42%       1.44%

     1-Year                               -0.65%       4.34%

     5-Year                               5.21%        6.23%

     From Inception (July 16,1987)        6.89%        7.46%



* Average annual total return calculated on gross amount invested, including a maximum sales load of 4.75% for the SEC designated period ended September 30, 1996, is -5.47%, -1.52%, 5.04% and 6.71%.


/s/ Michael R. Hilt

Michael R. Hilt
PORTFOLIO MANAGER
THE AAL BOND FUND

[PHOTO OF DUANE A. MCALLISTER APPEARS HERE]


The AAL Municipal Bond Fund

How has the Fund performed over the past six months?

During the most recent period, the Fund experienced both positive returns and favorable relative performance. Interest rates rose significantly early in 1996 and fears of a strengthening economy and rising inflation forced yields higher and bond prices lower. However, as the year has progressed, investor fears proved to be overly pessimistic and yields have once again begun to decline. As a result, the Fund had a total return of 5.08% on the net amount invested for the six-month period ended October 31, 1996.

What investment techniques did you use to help you achieve this result?

One strategy that enhanced performance this period was actively managing the Fund's maturity structure. For most of the summer, we had overweighted positions in very short-term maturities (less than two years) and in very long-term maturities (more than 20 years). In periods of market stability, a relatively uniform maturity structure--where the maturity dates of bonds within the Fund are spread fairly evenly along the yield curve--generally exists. However, in a period of extreme volatility, such as that of early 1996, varying the allocation of maturities can be beneficial. As interest rates declined, the higher allocation to long-term maturities allowed the Fund to keep pace with its peers. When yields rose, the short-term maturities provided a ready source of cash for buying quality bonds with higher yields. Combined, this "barbelled" structure proved to be a winning strategy for the Fund.


                           [LINE GRAPH APPEARS HERE]

                 Return on a $10,000 Investment Made 5 Years Ago
                      (assumes maximum 4.75% sales charge)

[_]  Value of shares initially purchased ($10,313)
[_] Value of shares acquired through reinvestment of dividends and capital gains ($13,430)

     ------------------------
          Initial Net
          Asset Value
            $9,525
     ------------------------

                          The AAL Municipal Bond Fund
                                   31-Oct-96
                    (Assuming Reinvestment of all Dividends)


                  Original Amount   Dividends and    Total
Date              Invested          Capital Gains    Value
----------        ---------------   -------------    -----------
31-Oct-91         9,521.18          0.00             9,521.18
30-Nov-91         9,484.35          0.00             9,484.35
27-Dec-91         9,594.84          3.50             9,598.34
31-Dec-91         9,622.47          96.09            9,718.55
31-Jan-92         9,59484           95.81            9,690.65
28-Feb-92         9,539.59          95.26            9,634.85
31-Mar-92         9,493.55          230.81           9,724.37
30-Apr-92         9,539.59          231.93           9,771.53
29-May-92         9,613.26          233.72           9,846.98
30-Jun-92         9,714.55          372.46           10,087.01
31-Jul-92         10,036.83         384.82           10,421.65
31-Aug-92         9,834.25          377.05           10,211.31
30-Sep-92         9,806.63          515.73           10,322.36
30-Oct-92         9,631.68          506.53           10,138.21
30-Nov-92         9,806.63          515.73           10,322.36
31-Dec-92         9,871.09          520.06           10,391.15
31-Dec-92         9,871.09          657.39           10,528.48
29-Jan-93         9,935.54          661.69           10,597.23
26-Feb-93         10,193.37         678.86           10,872.23
31-Mar-93         10,082.87         809.67           10,892.54
30-Apr-93         10,119.71         812.63           10,932.33
28-May-93         10,119.71         812.63           10,932.33
30-Jun-93         10,230.20         959.58           11,189.78
30-Jul-93         10,202.58         956.99           11,159.57
31-Aug-93         10,349.91         970.81           11,320.71
30-Sep-93         10,441.99         1,117.00         11,558.99
29-Oct-93         10,451,20         1,117.99         11,569.18
30-Nov-93         10,294.66         1,101.24         11,395.90
31-Dec-93         10,441.99         1,137.31         11,579.30
31-Dec-93         10,441.99         1,274.11         11,716.10
31-Jan-94         10,515.65         1,283.10         11,798.75
28-Feb-94         10,220.99         1,247.14         11,468.14
31-Mar-94         9,769.80          1,329.31         11,099.11
29-Apr-94         9,723.76          1,323.04         11,046.80
31-May-94         9,742.17          1,325.55         11,067.72
30-Jun-94         9,668.51          1,453.32         11,121.83
29-Jul-94         9,797.42          1,472.70         11,270.12
31-Aug-94         9,788.21          1,471.31         11,259.52
30-Sep-94         9,585.64          1,578.82         11,164.45

31-Oct-94         9,392.27          1,546.97         10,939.23
30-Nov-94         9,171,27          1,510.57         10,681.84
30-Dec-94         9,318.60          1,671.81         10,990.41
30-Dec-94         9,318.60          1,731.43         11,050.03
31-Jan-95         9,502.70          1,765.65         11,268.41
28-Feb-95         9,779.01          1,816.97         11,595.98
31-Mar-95         9,825.05          1,971.30         11,796.35
28-Apr-95         9,843.46          1,975.00         11,818.46
31-May-95         10,082.87         2,023.03         12,105.91
30-Jun-95         9,963.17          2,145.26         12,108.43
31-Jul-95         9,981.58          2,195.90         12,177.49
31-Aug-95         10,036.83         2,255.30         12,292.14
29-Sep-95         10,055.25         2,305.97         12,361.22
31-Oct-95         10,202.58         2,390.22         12,592.80
30-Nov-95         10,395.95         2,485.07         12,881.02
28-Dec-95         10,414.36         2,581.09         12,995.46
29-Dec-95         10,432.78         2,632.48         13,065.26
31-Jan-96         10,432.78         2,687.16         13,119.94
29-Feb-96         10,340.70         2,713.13         13,053.82
29-Mar-96         10,147.33         2,709.49         12,856.82
30-Apr-96         10,046.04         2,735.61         12,781.65
31-May-96         10,018.42         2,778.24         12,796.66
29-Jun-96         10,082.87         2,842.35         12,925.22
31-Jul-96         10,138.12         2,911.17         13,049.29
30-Aug-96         10,073.66         2,942.70         13,016.36
30-Sep-96         10,230.20         3,041.10         13,271.30
31-Oct-96         10,313.08         3,116.95         13,430.03

What specific municipal bonds or types of municipal bonds contributed the most to performance?

Primarily, bonds from municipalities that had enhanced their credit outlook provided the best relative performance in the Fund. As the economy has been improving, coincidentally many municipalities have been doing a much better job of managing their costs and growth rates, resulting in increased general revenues. For example, many California municipalities have improved their fiscal condition. As the state with the second-highest allocation in the Fund, California's emergence from its deep recession of the early 1990s has increased the relative value of the Fund. In addition, most California municipalities have structured their bonds with coupon and call features that make them appealing to retail and institutional investors alike, allowing investors to fully benefit from their improved value.

How do you plan to position the Fund in the near future to increase yield?

The backdrop for the bond market remains favorable.
The 1990s have provided an appealing combination of slow growth and low inflation and nothing has appeared on the horizon to dramatically alter this scenario. In addition, the demand for municipal securities remains solid and the available supply of municipal debt is expected to begin growing again in 1997, after shrinking for two consecutive years. If the economy were to slow even further, or the stock market lose some of its appeal, many investors will find municipal bonds one of the more attractive investment choices available.


     PORTFOLIO MIX

[PIE CHART APPEARS HERE]

AAA                   39.3%

AA                    27.9%

BBB                   22.4%

A                     10.4%

Average Quality:    AA
Average Maturity:  18 years


     5 LARGEST HOLDINGS
     BY STATE

New York

California

Illinois

Texas

Washington

                          AVERAGE ANNUAL TOTAL RETURNS
                        -------------------------------
                             As of October 31, 1996

                                        On Offering    On Net
                                          Price*     Asset Value

     Year-to-Date                         -2.12%       2.81%

     1-Year                               1.62%        6.67%

     5-Year                               6.08%        7.12%

     From Inception (July 16, 1987)       6.48%        7.04%



*Average annual total return calculated on gross amount invested, including a maximum sales load of 4.75% for the SEC designated period ended September 30, 1996, is -3.28%, 2.32%, 6.04% and 6.40%.


/s/ Duane A McAllister

Duane A. McAllister
PORTFOLIO MANAGER
THE AAL MUNICIPAL BOND FUND

THE AAL CAPITAL GROWTH FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996


The Fund Seeks : Long-term capital growth by investing in common stocks, and securities convertible into common stocks.

The Fund Is : A diversified portfolio consisting primarily of high-quality, large company common stocks and convertible securities. The Fund may also invest in fixed-income investments and cash equivalents under appropriate conditions.

     Shares         Common Stocks (94.8%)                                                                          Market Value
=================================================================================================================================
Aerospace (1.9%)
 ................
     97,000         Boeing Co.                                                                                     $9,251,375
                    (Produces products for commercial and military transportation, missiles and space)

    190,000         General Motors Class H (GM Hughes Electronics)                                                 10,141,250
                    (Produces weapons, radar, communications and auto electronics)

     86,000         United Technologies Corp.                                                                      11,072,500
                    (Manufactures aerospace, building and automobile products)
                                                                                     -------------------------------------------
                                                                                     Total Aerospace               30,465,125
                                                                                     -------------------------------------------

Apparel (0.8%)
 ..............
     204,000        Nike Incorporated                                                                              12,010,500
                    (Designs, develops and markets a wide variety of high quality footwear and apparel products)
                                                                                     -------------------------------------------
                                                                                     Total Apparel                 12,010,500
                                                                                     -------------------------------------------

Banking & Finance  (5.2%)
 .........................
     451,776        First Chicago Corporation                                                                      23,040,576
                    (Bank holding company; parent company of FNB of Chicago)

     200,000        J.P. Morgan & Company                                                                          17,275,000
                    (Financial services company, primarily serving large corporations)

     410,000        National City Corporation                                                                      17,783,750
                    (Ohio based regional bank holding company)

     257,000        Nationsbank Corporation                                                                        24,222,250
                    (Commercial banking company based in North Carolina)
                                                                                     -------------------------------------------
                                                                                     Total Banking & Finance       82,321,576
                                                                                     -------------------------------------------

Basic Materials  (0.9%)
 .......................
     210,000        Illinois Tool Works Incorporated                                                               14,752,500
                    (Manufactures construction fasteners and packing systems)
                                                                                     -------------------------------------------
                                                                                     Total Basic Materials         14,752,500
                                                                                     -------------------------------------------

Chemicals (0.8%)
 ................
     230,000        PPG Industries, Incorporated                                                                   13,110,000
                    (Global manufacturer of glass, paint and chemical products)
                                                                                     -------------------------------------------
                                                                                     Total Chemicals               13,110,000
                                                                                     -------------------------------------------


The accompanying notes to the financial statements are an integral part of this schedule.



THE AAL CAPITAL GROWTH FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (94.8%)                                                                          Market Value
================================================================================================================================

Consumer Cyclical  (0.7%)
 .........................
     340,000        Chrysler Corporation                                                                           $11,432,500
                    (Holding company of Chrysler automotive and financial divisions)
                                                                                     -------------------------------------------
                                                                                     Total Consumer Cyclical       11,432,500
                                                                                     -------------------------------------------

Consumer Products (7.1%)
 ........................
     35,000         Colgate-Palmolive Company                                                                      3,220,000
                    (Global consumer products company)

     244,000        Gillette Company                                                                               18,239,000
                    (Manufactures shaving, toiletry, stationery, and dental products)

     288,000        McDonald's Corporation                                                                         12,780,000
                    (World's largest restaurant chain)

     386,000        Phillip Morris Companies, Inc.                                                                 35,753,250
                    (Consumer product and financial company)

     300,400        Proctor & Gamble Company                                                                       29,739,600
                    (Major consumer products company)

     284,000        Service Corporation International                                                              8,094,000
                    (Operates funeral homes, cemeteries and crematories)

     75,000         Tommy Hilfiger Corp.                                                                           3,900,000
                    (Designer and marketer of an upscale sportswear line)
                                                                                     -------------------------------------------
                                                                                     Total Consumer Products       111,725,850
                                                                                     -------------------------------------------
Consumer Software/Services  (9.0%)
 ..................................
     650,000        Automatic Data Processing, Incorporated                                                        27,056,250
                    (Employer, financial and specialized data processing services)

     135,450        Computer Associates International Incorporated                                                 8,008,481
                    (Designs and markets standardized computer software products)

     200,000        Electronic Arts, Inc.                                                                          7,500,000
                    (Develops, markets and distributes interactive entertainment software)

     465,500        Electronic Data Systems Corporation                                                            20,947,500
                    (Provides information technology services to companies worldwide)

     223,083        First Data Corporation                                                                         17,790,869
                    (Provides information processing and related services, such as credit card transactions and mutual fund shareholder recordkeeping)

     60,000         Gateway 2000, Inc.                                                                             2,823,750
                    (Markets personal computers to consumers)

     164,700        Microsoft Corporation                                                                          22,605,075
                    (Develops and markets a variety of microcomputer software, operating systems, languages and application programs)

     412,500        Oracle Systems Corporation                                                                     17,453,906
                    (Develops and markets computer software products)

     250,000        Seagate Technology Incorporated                                                                16,687,500
                    (Produces and markets computer drives)
                                                                                     -------------------------------------------
                                                                                     Total Consumer
                                                                                     Software/Services             140,873,331
                                                                                     -------------------------------------------



Drugs  (9.4%)
 .............
     40,000         Biochem Pharma, Incorporated                                                                   1,705,000
                    (Canadian pharmaceutical company specializing in products for human diseases)

     400,000        Boston Scientific Corporation                                                                  21,750,000
                    (Develops, produces and markets medical devices worldwide)



The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL CAPITAL GROWTH FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (94.8%)                                                                          Market Value
================================================================================================================================

Drugs  (9.4%) - continued
 .........................
     100,000        Centacor Incorporated                                                                          $2,937,500
                    (Develops human health care products)

     200,000        Elan Corporation plc                                                                           5,550,000
                    (Produces controlled-absorption drug delivery systems)

     230,000        Eli Lilly & Company                                                                            16,215,000
                    (Pharmaceutical company)

     640,000        Merck & Co., Incorporated                                                                      47,440,000
                    (Pharmaceutical and consumer health care products)

     488,000        Pfizer Incorporated                                                                            40,382,000
                    (Produces ethical drugs, hospital products, animal health items, specialty chemicals and consumer products)

     300,000        U S Healthcare Incorporated                                                                    11,362,500
                    (Owns and operates health maintenance organizations)
                                                                                     -------------------------------------------
                                                                                     Total Drugs                   147,342,000
                                                                                     -------------------------------------------

Electric (0.4%)
 ...............
     200,000        Entergy Corporation                                                                            5,600,000
                    (Holding company whose subsidiaries provide electricity to Arkansas, Louisiana,
                    Mississippi and Texas)
                                                                                     -------------------------------------------
                                                                                     Total Electric                5,600,000
                                                                                     -------------------------------------------

Electronics (4.0%)
 .................
     383,000        Atmel Corporation                                                                              9,718,625
                    (Designs, develops, manufactures and markets high performance circuits)

     480,000        General Electric Company                                                                       46,440,000
                    (Multi-industry company, primarily electronics)

     130,000        Varian Associates Inc.                                                                         5,866,250
                    (Produces electronic equipment)
                                                                                     -------------------------------------------
                                                                                     Total Electronics             62,024,875
                                                                                     -------------------------------------------

Entertainment (0.4%)
 ....................
     86,300         Disney (Walt) Company                                                                          5,685,013
                    (Diversified international, family entertainment company)
                                                                                     -------------------------------------------
                                                                                     Total Entertainment           5,685,013



                                                                                     -------------------------------------------
Financial Services  (5.7%)
 ..........................
     690,000        American Express Company                                                                       32,430,000
                    (Offers diversified financial and investment services world-wide)

     50,000         Associates First Capital Corporation                                                           2,168,750
                    (Offers consumer finance services to customers throughout America)

     580,000        Federal National Mortgage Association                                                          22,692,500
                    (Holds mortgages and issues and sells guaranteed mortgage-backed securities)

     141,500        Household International Corporation                                                            12,522,750
                    (Financial services company, serves individuals and businesses)

     508,650        MBNA Corporation                                                                               19,201,538
                    (Issues premium and standard bank credit cards)
                                                                                     -------------------------------------------
                                                                                     Total Financial Services    89,015,538
                                                                                     -------------------------------------------



The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL CAPITAL GROWTH FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUTED

     Shares         Common Stocks (94.8%)                                                                          Market Value
================================================================================================================================

Food & Beverages (1.8%)
 .......................
     153,900        CPC International Inc.                                                                         $12,138,863
                    (Major food distribution company)

     150,000        Lone Star Steakhouse & Saloon                                                                  3,843,750
                    (Operates a chain of over 104 mid-price, full-service restaurants)

     100,000        Outback Steakhouse, Inc.                                                                       2,318,750
                    (Operates 173 full-service restaurants under the "Outback Steakhouse" name)

     338,000        PepsiCo, Inc.                                                                                  10,013,250
                    (Worldwide competitor in soft drink, snack food and restaurant business)
                                                                                     -------------------------------------------
                                                                                     Total Food & Beverages        28,314,613
                                                                                     -------------------------------------------

Health Care (2.1%)
 ..................
     540,000        Johnson & Johnson                                                                              26,595,000
                    (Manufactures and sells consumer and pharmaceutical products)

     90,000         PacifiCare Health Systems, Inc.                                                                6,322,500
                    (Regionally focused health care company providing a wide range of managed health care products)
                                                                                     -------------------------------------------
                                                                                     Total Health Care             32,917,500
                                                                                     -------------------------------------------

Insurance  (5.3%)
 .................
     390,000        American International Group, Inc.                                                             42,363,750
                    (Underwrites, through its insurance related subsidiaries, commercial and industrial insurance)

     200,000        Cigna Corporation                                                                              26,100,000
                    (Provides a variety of insurance products to individuals and businesses)

     31,900         Highlands Insurance Group                                                                      630,025
                    (Commercial property and casualty insurance)

     200,000        MGIC Investments Corp.                                                                         13,725,000
                    (Provides private mortgage coverage)
                                                                                     -------------------------------------------
                                                                                     Total Insurance               82,818,775
                                                                                     -------------------------------------------

Media (1.9%)
 ............
     98,000         Gannett Inc.                                                                                   7,435,750
                    (Publishes newspapers and operates television and radio stations)

     1,457,649      U.S. West Media Group                                                                          22,775,765
                    (Provides multimedia services)
                                                                                     --------------------------------------------
                                                                                     Total Media                   30,211,515
                                                                                     --------------------------------------------




Medical Supplies/Services (1.1%)
 ................................
     200,000        Medtronic, Inc.                                                                                12,875,000
                    (Manufactures pacemakers, heart valves, neurological stimulation devices, therapeutic catheters and blood oxygenators)

     110,000        Oxford Health Plans, Inc.                                                                      5,005,000
                    (Managed care company providing health benefit plans)
                                                                                     -------------------------------------------
                                                                                     Total Medical
                                                                                     Supplies/Services             17,880,000
                                                                                     -------------------------------------------

Miscellaneous Manufacturing (1.3%)
 ..................................
     55,000         Caterpillar, Inc.                                                                              3,774,375
                    (Designs, manufactures and markets earthmoving, construction and materials handling machinery)



The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL CAPITAL GROWTH FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (94.8%)                                                                          Market Value
================================================================================================================================

Miscellaneous Manufacturing (1.3%) - continued
 ..............................................
     220,000        Deere & Company                                                                                $9,185,000
                    (Manufactures, distributes and finances the sale and lease of mobile power machinery)

     132,000        Honeywell, Inc.                                                                                8,200,500
                    (Manufactures automation and control systems)
                                                                                     -------------------------------------------
                                                                                     Total Miscellaneous
                                                                                     Manufacturing                 21,159,875
                                                                                     -------------------------------------------

Motor Vehicles (0.4%)
 .....................
     150,000        Harley-Davidson, Inc.                                                                          6,768,750
                    (Manufactures heavyweight motorcycles, recreational vehicles and specialized vehicles)
                                                                                     -------------------------------------------
                                                                                     Total Motor Vehicles          6,768,750
                                                                                     -------------------------------------------

Natural Gas/Petroleum (7.0%)
 ............................
     135,000        British Petroleum Company plc                                                                  17,364,375
                    (Explores, produces, refines and retails petroleum products)

     304,000        Enron Corporation                                                                              14,136,000
                    (Transports and markets natural gas)

     460,000        Exxon Corporation                                                                              40,767,500
                    (World's largest oil company)

     100,000        Mobil Corporation                                                                              11,675,000
                    (Holding company with operations in oil and chemicals)

     154,000        Royal Dutch Petroleum Company - ADR                                                            25,467,750
                    (Major multi-national petroleum company)
                                                                                     -------------------------------------------
                                                                                     Total Natural Gas/Petroleum   109,410,625
                                                                                     -------------------------------------------

Office Products (1.2%)
 ......................
     422,000        Alco Standard Corporation                                                                      19,570,250
                    (Distributes office products and paper)
                                                                                     -------------------------------------------
                                                                                     Total Office Products         19,570,250
                                                                                     -------------------------------------------



Other Equities (5.4%)
 .....................
     252,700        Eastman Kodak Company                                                                          20,152,825
                    (Provides products and services including cameras, photofinishing, film and plastics)

     319,000        Halliburton Company                                                                            18,063,375
                    (Provides oil field equipment service, design, engineering, and construction services)

     485,000        Pall Corporation                                                                               12,428,125
                    (Operates three divisions: healthcare, aeropower and fluid processing)

     408,000        Raytheon Company                                                                               20,094,000
                    (Large U.S. defense contractor)

     360,600        Thermo Electron Corporation                                                                    13,161,900
                    (Through subsidiaries - manufactures and sells alternate energy and power plants, analytical instruments and biomedical products)
                                                                                     -------------------------------------------
                                                                                     Total Other Equities          83,900,225
                                                                                     -------------------------------------------

Retail Stores  (3.6%)
 ....................
     500,000        General Nutrition Companies Inc.                                                               9,125,000
                    (Retails vitamin, mineral and sports nutrition supplements)



The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL CAPITAL GROWTH FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (94.8%)                                                                          Market Value
================================================================================================================================

Retail Stores  (3.6%) - continued
 .................................
     360,000        Office Depot Inc.                                                                              $7,065,000
                    (Operates a chain of office product warehouse stores)

     230,000        Safeway Inc.                                                                                   9,861,250
                    (Multi-regional food retailer)

     806,000        Walgreen Company                                                                               30,426,500
                    (Largest drug store retailer)
                                                                                     -------------------------------------------
                                                                                     Total Retail Stores           56,477,750
                                                                                     -------------------------------------------

Technology (6.4%)
 .................
     147,000        Andrew Corporation                                                                             7,166,250
                    (International supplier of communication systems equipment and services)

     154,000        Cisco Systems, Inc.                                                                            9,528,750
                    (Produces multi-protocol internetworking systems)

     1,273,600      Comcast Corporation                                                                            18,785,600
                    (Domestic and international communications company)

     159,000        Compaq Computers Incorporated                                                                  11,070,375
                    (Designs, develops, manufactures and markets personal computers)

     294,000        Hewlett-Packard Company                                                                        12,972,750
                    (Produces computers, calculators, workstations, video displays, printers, disc and tape drives, medical diagnostic and monitoring devices, and mass spectrometers)

     359,800        Intel Corporation                                                                              39,533,025
                    (Leading manufacturer in semiconductor chips)

     30,000         QUALCOMM, Incorporated                                                                         1,192,500
                    (Develops, manufactures, markets, licenses and operates communication systems and products)
                                                                                     -------------------------------------------
                                                                                     Total Technology              100,249,250
                                                                                     -------------------------------------------



Telecommunications (9.4%)
 .........................
     265,000        ADC Telecommunications Inc.                                                                    18,119,375
                    (Develops, manufactures and markets transmission systems for voice, data and video networks)

     150,000        American Telephone and Telegraph Company                                                       5,231,250
                    (Operates domestically and internationally, providing communication products, services, and systems)

     480,000        Ameritech Corporation                                                                          26,280,000
                    (Telecommunications firm serving five Midwestern states)

     294,000        Bell Atlantic Corporation                                                                      17,713,500

                    (Owns and operates various telephone subsidiaries and provides cellular service globally)
     714,000        Cox Communications                                                                             13,209,000
                    (Fully-integrated diversified media and broadband communications company)

     86,112         Lucent Technologies, Inc.                                                                      4,047,264
                    (Worldwide communications company)

     200,000        MCI Communications Corporation                                                                 5,025,000
                    (Diversified communications company)

     100,000        Paging Network, Inc.                                                                           1,712,500
                    (Provides paging services in 50 States and the District of Columbia)
     1,900,000      Tele-Communications, Inc.                                                                      23,631,250
                    (Operates cable television systems)

     228,000        Tellabs, Incorporated                                                                          19,408,500
                    (Designs, assembles, markets and services voice and data networking products)



The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL CAPITAL GROWTH FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (94.8%)                                                                          Market Value
================================================================================================================================

Telecommunications (9.4%) - continued
 .....................................
     435,649        U S WEST, Incorporated                                                                         $13,232,838
                    (Telecommunications firm serving 14 western states from Arizona to Washington)
                                                                                     -------------------------------------------
                                                                                     Total Telecommunications      147,610,477
                                                                                     -------------------------------------------

Transportation (1.6%)
 .....................
     123,000        Norfolk Southern Corp.                                                                         10,962,375
                    (Holding company of railroad and motor carriers)

     600,000        Southwest Airlines Co.                                                                         13,500,000
                    (Provides scheduled air carrier service)
                                                                                     -------------------------------------------
                                                                                     Total Transportation          24,462,375
                                                                                     -------------------------------------------



                                                                                      -------------------------------------------
                                                                                     Total Common Stocks
                                                                                     (cost basis $1,083,645,755)   1,488,110,788
                                                                                     -------------------------------------------


     Par Value      Short-Term Obligations (5.2%)
===============================================================================================================================

     $8,419,756     American Family Insurance Company                                                              8,419,756
     12,300,000     Countrywide  5.27%  11/19/96                                                                   12,267,590
     344,349        General Mills Company                                                                          344,349
     5,000,000      Merrill Lynch & Company 5.27% 11/1/96                                                          5,000,000
     18,672,000     Merrill Lynch & Company 5.25% 11/4/96                                                          18,663,831
     16,000,000     Merrill Lynch & Company 5.38% 11/7/96                                                          15,985,653
     17,000,000     Merrill Lynch & Company 5.26% 11/12/96                                                         16,972,677
     125,000        Pitney Bowes Credit Corporation                                                                125,000
     173,469        SaraLee Corporation                                                                            173,469
     3,564,565      Wisconsin Electric Power Company                                                               3,564,565
                                                                                     -------------------------------------------
                                                                                     Total Short-Term Obligations
                                                                                     (amortized cost basis $81,516,890)
                                                                                                                   81,516,890
                                                                                     -------------------------------------------



                                                                                     -------------------------------------------
                                                                                     TOTAL INVESTMENTS  (100.0%)
                                                                                     (amortized cost basis $1,165,162,645)
                                                                                                                   $1,569,627,678
                                                                                     -------------------------------------------


The accompanying notes to the financial statements are an integral part of this schedule.

THE AAL MID CAP STOCK FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996


The Fund Seeks : Long-term capital growth by investing primarily in common stocks, and securities convertible into common stocks, of mid-sized companies.

The Fund Is : A diversified portfolio of mid-sized company common stocks and convertible securities. The Fund may also invest in fixed-income investments and cash equivalents under appropriate conditions.


     Shares         Common Stocks (96.3%)                                                                          Market Value
================================================================================================================================

Advertising (0.4%)
 ..................
     70,000         Universal Outdoor Holdings, Inc.                                                               $2,056,250
                    (Focuses on developing and maintaining a diverse base of local advertisers)
                                                                                     -------------------------------------------
                                                                                     Total Advertising             2,056,250
                                                                                     -------------------------------------------

Automobile Parts (0.5%)
 .......................
     60,000         Pep Boys-Manny, Moe & Jack                                                   2,100,000
                    (Retailer of automotive parts and accessories, automotive maintenance and installation of parts)
                                                                                     -------------------------------------------
                                                                                     Total Automobile Parts        2,100,000
                                                                                     -------------------------------------------

Business Services (1.7%)
 ........................
     150,000        AccuStaff, Inc.                                                                                4,012,500
                    (National provider of temporary staffing personnel)

     180,000        Alternative Resource Corporation                                                               3,622,500
                    (Provides technical personnel that specialize in information services)
                                                                                     -------------------------------------------
                                                                                     Total Business Services       7,635,000
                                                                                     -------------------------------------------

Communication (0.2%)
 ....................
     125,000        Paxson Communication Corporation                                                               1,109,375
                    (Owns and operates a nationwide network of 36 TV stations dedicated to infomercial programming as well as two network TV stations)
                                                                                     -------------------------------------------
                                                                                     Total Communication           1,109,375
                                                                                     -------------------------------------------
Computer Software (11.3%)
 .........................
     90,000         3Com Corporation                                                                               6,086,250
                    (Designs, produces and markets a broad range of ISO 9000-compliant global data networking solutions)

     110,000        Adobe Systems, Inc.                                                                            3,808,750
                    (Develops, markets and supports computer software products and technologies)

     50,000         Broderbund Software, Inc.                                                                      1,406,250
                    (Publishes and develops personal computer software for the home, school and small business market)

     60,000         Edmark Corporation                                                                             652,500
                    (Publishes and distributes software to children and adults who are struggling with fundamental skills)

     110,000        Electronic Arts Inc.                                                                           4,125,000
                    (Develops, markets and distributes interactive entertainment software)



The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL MID CAP STOCK FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (96.3%)                                                                          Market Value
===============================================================================================================================

Computer Software (11.3%) - continued
 .....................................
     150,000        Gartner Group, Inc.                                                                            $4,612,500
                    (Provides subscription-based research and analysis of computer hardware and software)

     70,000         HBO & Company                                                                                  4,208,750
                    (Designs and sells computerized information systems to the healthcare industry)

     170,000        Hyperion Software Corporation                                                                  3,463,750
                    (Develops and markets computer software)

     185,000        Informix Corporation                                                                           4,104,688
                    (Develops, produces and markets database management programs and spreadsheet packages)

     110,000        Intuit, Inc.                                                                                   2,970,000
                    (Develops and markets software products and related services)

     140,000        Maxis, Inc.                                                                                    1,820,000
                    (Provides entertainment and educational software)

     120,000        Network General Corporation                                                                    2,895,000
                    (Designs, manufactures and sells software-based local area network
                    (LAN) and wide area network (WAN) analysis tools)

     120,000       Parametric Technology Corporation                                                               5,865,000
                    (Develops and markets integrated software for automating the mechanical design process)

     60,000         Primark Corporation                                                                            1,492,500
                    (Offers global information technology solutions combining software and applications to worldwide databases)

     150,000        Structural Dynamics Research Corporation                                                       2,662,500
                    (Supplies mechanical design automation software and engineering services to automotive, aerospace and industrial manufacturers)

     35,000         Synopsys, Inc.                                                                                 1,575,000
                    (Develops and markets computer software)
                                                                                     -------------------------------------------
                                                                                     Total Computer Software       51,748,438
                                                                                     -------------------------------------------

Consumer Products (0.8%)
 ........................
     70,000         Tommy Hilfiger Corporation                                                                     3,640,000
                    (Designer and marketer of an upscale sportswear line)
                                                                                     -------------------------------------------
                                                                                     Total Consumer Products       3,640,000
                                                                                     -------------------------------------------



Drugs (4.4%)
 ............
     140,000        Biochem Pharma, Inc.                                                                           5,967,500
                    (Canadian pharmaceutical company specializing in products for human diseases)

     45,000         Biogen, Inc.                                                                                   3,352,500
                    (Biopharmaceutical company involved in developing and manufacturing drugs for human healthcare)

     100,000        Boston Scientific Corporation                                                                  5,437,500
                    (Develops, produces and markets medical devices worldwide)

     340,000        ImmuLogic Pharmaceutical Corporation                                                           2,847,500
                    (Develop treatments for allergies and autoimmune diseases)

     160,000        Neurex Corporation                                                                             2,500,000
                    (Develops products primarily for the treatment of cardiorenal and neurological diseases)
                                                                                     -------------------------------------------
                                                                                     Total Drugs                   20,105,000
                                                                                     -------------------------------------------



The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL MID CAP STOCK FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (96.3%)                                                                          Market Value
===============================================================================================================================

Electronics (9.1%)
 ..................
     120,000        Amphenol Corporation                                                                           $2,385,000
                    (Manufactures electrical, electronic and fiber optic connectors, coaxial and flat-ribbon cable and interconnect systems)

     190,000        Atmel Corporation                                                                              4,821,250
                    (Designs, develops, manufactures and markets high performance circuits)

     100,000        Harman International Industries, Inc.                                                          5,137,500
                    (Designs and manufactures high fidelity audio and video components)

     95,000         ITI Technologies, Inc.                                                                         2,731,250
                    (Designs and manufactures wireless security systems)

     180,000        Input/Output, Inc.                                                                             5,355,000
                    (Designs and manufactures seismic data acquisition systems)

     180,000        Kent Electronics                                                                               4,117,500
                    (Distributes electronic connectors, wire cable, components and interconnect assemblies)

     130,000        Linear Technology Corp.                                                                        4,355,000
                    (Manufactures linear integrated circuits)

     240,000        Macromedia, Inc.                                                                               3,990,000
                    (Develops, markets and supports computer software programs)

     100,000        Microchip Technology, Inc.                                                                     3,625,000
                    (Supplier of field 8-bit micro-controllers and related specialty memory products)

     110,000        Sanmina Corporation                                                                            5,032,500
                    (Manufactures custom-designed backplane assemblies, sub-assemblies and circuit boards)
                                                                                     -------------------------------------------
                                                                                     Total Electronics             41,550,000
                                                                                     -------------------------------------------

Energy (0.5%)
 ............
     50,000         ENSCO International, Inc.                                                                      2,162,500
                    (Provides a variety of services to the international petroleum industry, including contract drilling of oil and gas worldwide)
                                                                                     -------------------------------------------
                                                                                     Total Energy                  2,162,500
                                                                                     -------------------------------------------

Entertainment (0.7%)
 ....................
     70,000         Gaylord Entertainment Co.                                                                      1,382,500
                    (Owns Opryland USA and music publishing and syndication businesses)

     75,000         Regal Cinemas, Inc.                                                                            1,950,000
                    (Operates 125 multi-screen theaters with an aggregate of over nine theaters throughout the U.S.)
                                                                                     -------------------------------------------
                                                                                     Total Entertainment           3,332,500
                                                                                     -------------------------------------------



Environmental Control (0.8%)
 ............................
     155,000        Tetra Tech, Inc.                                                                               3,448,750
                    (Provides environmental engineering and consulting services)
                                                                                     -------------------------------------------
                                                                                     Total Environmental Control   3,448,750
                                                                                     -------------------------------------------

Financial Services (1.5%)
 .........................
     70,000         Fiserv, Inc.                                                                                   2,686,250
                    (Provides data processing and management systems)

     110,000        SunAmerica, Inc.                                                                               4,125,000
                    (Financial services company specializing in retirement savings products and services)
                                                                                     -------------------------------------------
                                                                                     Total Financial Services      6,811,250
                                                                                     -------------------------------------------



The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL MID CAP STOCK FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (96.3%)                                                                          Market Value
===============================================================================================================================

Health Care (6.0%)
 ..................
     220,000        Healthsource, Inc.                                                                             $2,695,000
                    (Owns and manages health maintenance organizations)

     150,000        MedPartners/Mullikin Inc.                                                                      3,168,750
                    (Develops, consolidates and manages integrated healthcare delivery systems)

     90,000         PacifiCare Health Systems, Inc.                                                                6,322,500
                    (Regionally focused health care company providing a wide range of managed health care products)

     75,000         PhyCor, Inc.                                                                                   2,325,000
                    (Operates multi-specialty medical clinics)

     110,000        Renal Treatment Centers, Inc.                                                                  2,942,500
                    (Provides dialysis treatments to patients suffering from chronic kidney failure)

     160,000        Vencor, Inc.                                                                                   4,740,000
                    (Provides long-term hospital care to chronically ill patients dependent on life support systems)

     60,000         Ventritex, Inc.                                                                                3,650,000
                    (Develops, designs and produces defibrillators for abnormal heart rhythms)

     50,000         Vivra, Inc.                                                                                    1,593,750
                    (Provides dialysis services to outpatients in independent facilities and to inpatients in hospitals)
                                                                                     -------------------------------------------
                                                                                     Total Health Care             27,437,500
                                                                                     -------------------------------------------

Insurance (3.4%)
 ................
     85,000         AMBAC, Inc.                                                                                    5,312,500
                    (Provides insurance, investment and financial products and healthcare information systems)

     60,000         CMAC Investment Corporation                                                                    4,147,500
                    (Provides private mortgage insurance coverage)

     70,000         The PMI Group, Inc.                                                                            3,998,750
                    (Provides private mortgage insurance coverage)

     80,000         Vesta Insurance Group, Inc.                                                                    2,050,000
                    (Offers treaty reinsurance and primary insurance on selected personal and commercial risks)
                                                                                     -------------------------------------------
                                                                                     Total Insurance               15,508,750
                                                                                     -------------------------------------------

Lodging (0.4%)
 ..............
     100,000        La Quinta Inns, Inc.                                                                           2,000,000
                    (Operates and manages over 200 motels in Texas, California and Florida)
                                                                                     -------------------------------------------
                                                                                     Total Lodging                 2,000,000
                                                                                     -------------------------------------------



Machine-Diversified (2.1%)
 ..........................
     150,000        Applied Power, Inc.                                                                            5,400,000
                    (Provides tools, equipment, systems and consumable items to a variety of end users)

     152,000        Greenfield Industries                                                                          4,028,000
                    (Manufactures cutting tools and related products that are consumed during use)
                                                                                     -------------------------------------------
                                                                                     Total Machine-Diversified     9,428,000
                                                                                     -------------------------------------------

Media (2.5%)
 ............
     75,000         Clear Channel Communications, Inc.                                                             5,475,000
                    (Owns, operates and manages radio and television stations)



The accompanying notes to the financial statements are an integral part of this schedule.


THE ALL MID CAP STOCK FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (96.3%)                                                                          Market Value
===============================================================================================================================

Media (2.5%) - continued
 ........................
     220,000        Evergreen Media Corporation                                                                    $5,940,000
                    (Owns and operates 13 radio stations in 13 markets)
                                                                                     -------------------------------------------
                                                                                     Total Media                   11,415,000
                                                                                     -------------------------------------------

Medical Supplies/Services (9.1%)
 ................................
     110,000        Dentsply International, Inc.                                                                   4,633,750
                    (Manufactures and markets x-ray systems for the dental and medical markets)

     80,000         Endosonics Corporation                                                                         1,010,000
                    (Develops, produces and sells angioplast and diagnostic imaging catheters)

     280,000        Genzyme Corporation                                                                            6,440,000
                    (Researches and develops biopharmaceuticals for cartilage damage)

     160,000        HEALTHSOUTH Corporation                                                                        6,000,000
                    (Offers rehabilitation services for disabled patients)

     120,000        Idexx Laboratories, Inc.                                                                       4,710,000
                    (Develops and manufactures biotechnology-based detection systems)

     130,000        Lincare Holdings, Inc.                                                                         4,875,000
                    (Provides oxygen and other respiratory therapy services to in-home patients)

     110,000        Omnicare, Inc.                                                                                 2,997,500
                    (Provider of pharmacy services to long-term care institutions such as nursing homes and retirement centers)

     120,000        Oxford Health Plans, Inc.                                                                      5,460,000
                    (Managed care company providing health benefit plans)

     90,000         Target Therapeutics, Inc.                                                                      3,330,000
                    (Develops, produces, and markets disposable medical devices used to treat vascular diseases of the brain)

     200,000        Uromed Corporation                                                                             2,025,000
                    (Develops and manufactures products for the management of urological disorders)
                                                                                     -------------------------------------------
                                                                                     Total Medical
                                                                                     Supplies/Services             41,481,250
                                                                                     -------------------------------------------

Miscellaneous Manufacturing (1.6%)
 ..................................
     140,000        Millipore Corporation                                                                          4,900,000
                    (Analyzes and purifies fluids using separation technology)

     140,000        Wabash National Corporation                                                                    2,257,500
                    (Designs, manufactures and sells truck trailers)
                                                                                     -------------------------------------------
                                                                                     Total Miscellaneous
                                                                                     Manufacturing                 7,157,500
                                                                                     -------------------------------------------



Motor Vehicles (1.2%)
 .....................
     120,000        Harley-Davidson, Inc.                                                                          5,415,000
                    (Manufactures heavyweight motorcycles, recreational vehicles and specialized vehicles)
                                                                                     -------------------------------------------
                                                                                     Total Motor Vehicles          5,415,000
                                                                                     -------------------------------------------

Natural Gas (1.8%)
 ..................
     130,000        Belco Oil & Gas Corporation                                                                    3,233,750
                    (Explores for, develops and produces natural gas and oil)
     100,000        Petroleum Geo-Services A/S ADR                                                                 3,425,000
                    (Acquires marine data and markets company-owned data)



The accompanying notes to the financial statements are an integral part of this schedule.

THE AAL MID CAP STOCK FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (96.3%)                                                                          Market Value
===============================================================================================================================

Natural Gas (1.8%) - continued
 ..............................
     50,000         Reading & Bates Corporation                                                                    $1,437,500
                    (Involved in the contract drilling business with worldwide exploratory and development drilling)
                                                                                     -------------------------------------------
                                                                                     Total Natural Gas             8,096,250
                                                                                     -------------------------------------------

Office Products (0.9%)
 .......................
     100,000        Danka Business Systems plc                                                                     3,962,500
                    (Distributes and services office equipment)
                                                                                     -------------------------------------------
                                                                                     Total Office Products         3,962,500
                                                                                     -------------------------------------------

Other Equities (2.2%)
 .....................
     50,000         Danaher Corporation                                                                            2,043,750
                    (Manufactures automotive/transportation products and precision instrumentation components)

     205,000        Integrated Process Equipment Corp.                                                             2,229,375
                    (Designs, manufactures, markets and services semiconductor processing equipment for the Chemical Mechanical Planarization and cleaning of advanced integrated circuits)

     200,000        Manpower Inc.                                                                                  5,675,000
                    (Provides temporary and permanent placement services and training for customers' staffs)
                                                                                     -------------------------------------------
                                                                                     Total Other Equities          9,948,125
                                                                                     -------------------------------------------

Personal Computers (1.3%)
 .........................
     210,000        Data General Corporation                                                                       3,123,750
                    (Designs, manufactures and sells general purpose computer and communication systems, peripherals and software products and services)

     95,000         Sterling Commerce Inc.                                                                         2,671,875
                    (Global provider of electronic commerce software products and network services that enable businesses to engage in business-to-business electronic communications and transactions)
                                                                                     -------------------------------------------
                                                                                     Total Personal Computers      5,795,625
                                                                                     -------------------------------------------

Restaurant & Food Service (2.2%)
 ................................
     250,000        Apple South, Inc.                                                                              2,937,500
                    (Operates 138 restaurants under the name "Applebee's Neighborhood Grill & Bar")

     130,000        Lone Star Steakhouse & Saloon                                                                  3,331,250
                    (Operates a chain of over 104 mid-priced, full-service restaurants)

     160,000        Outback Steakhouse, Inc.                                                                       3,710,000
                    (Operates 173 full-service restaurants under the "Outback Steakhouse" name )
                                                                                     -------------------------------------------
                                                                                     Total Restaurant
                                                                                     & Food Service                9,978,750
                                                                                     -------------------------------------------



Retail Stores (10.8%)
 .....................
     100,000        Bed, Bath, & Beyond Inc.                                                                       2,525,000
                    (National operator of "superstores" selling domestic merchandise and home furnishings)

     270,000        CUC International, Inc.                                                                        6,615,000
                    (Membership-based consumer services company)

     65,000         CompUSA, Inc.                                                                                  3,006,250
                    (Operates retail computer stores and offers microcomputer related products)

     134,000        Corporate Express, Inc.                                                                        4,371,750
                    (Sells office supplies through its telephone ordering system and facsimile data interchange)



The accompanying notes to the financial statements are an integral part of this schedule.

THE MID CAP STOCK FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (96.3%)                                                                          Market Value
===============================================================================================================================

Retail Stores (10.8%) - continued
 .................................
     150,000        Discount Auto Parts, Inc.                                                                      $3,262,500
                    (Retailing company that operates stores throughout Florida)

     120,000        Dollar General Corporation                                                                     3,330,000
                    (Operates general merchandise retail stores throughout western and southern states)

     300,000        General Nutrition Companies, Inc.                                                              5,475,000
                    (Retails vitamin, mineral and sports nutrition supplements)

     110,000        Kohl's Corporation                                                                             3,960,000
                    (Operates 108 family oriented, specialty department stores in ten Midwestern states)

     244,800        Staples, Inc.                                                                                  4,559,400
                    (Owns and operates high-volume office superstores and markets office supplies)

     100,000        Sunglass Hut International, Inc.                                                               887,500
                    (Specialty retailer of prescription and non-prescription sunglasses and operates optical and watch stores)

     200,000        The Sports Authority Inc.                                                                      4,850,000
                    (Operates large format sporting goods stores in the United States and Canada)

     130,000        US Office Products Company                                                                     3,770,000
                    (Supplies office products to corporate, commercial and industrial customers)

     100,000        Viking Office Products, Inc.                                                                   2,912,500
                    (Sells office products to small and medium sized businesses through direct marketing, catalogs and programs)
                                                                                     -------------------------------------------
                                                                                     Total Retail Stores           49,524,900
                                                                                     -------------------------------------------

Technology (5.2%)
 .................
     250,000        Comcast Corporation                                                                            3,687,500
                    (Communications company with domestic and international interests in cable television, wireless and wireline telecommunications)

     240,000        LSI Logic Corporation                                                                          6,360,000
                    (Designs, markets and provides service for application specific products)

     95,000         Premisys Communications, Inc.                                                                  4,750,000
                    (Designs, manufactures and markets integrated access products for telecommunications services)

     160,000        QUALCOM, Inc.                                                                                  6,360,000
                    (Develops, manufactures, markets, licenses and operates communications systems and products)

     80,000         Xilinx Inc.                                                                                    2,620,000
                    (Supplier of field programmable gate arrays and CMOS programmable logic devices)
                                                                                     -------------------------------------------
                                                                                     Total Technology              23,777,500
                                                                                     -------------------------------------------



Telecommunications (8.3%)
 .........................
     50,000         ADC Telecommunications, Inc.                                                                   3,418,750
                    (Develops, manufactures and markets transmission systems for voice, data and video networks)

     90,000         Adtran, Inc.                                                                                   3,285,000
                    (Designs, develops, produces, markets and services high speed digital transmission products)

     230,000        Arch Communications Group, Inc.                                                                2,673,750
                    (Provides paging services in 13 states)

     40,000         Ascend Communications, Inc.                                                                    2,615,000
                    (Develops, manufactures, sells and supports a broad range of high-speed digital wide area network access products)



The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL MID CAP STOCK FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (96.3%)                                                                          Market Value
===============================================================================================================================

Telecommunications (8.3%) - continued
 .....................................
     35,000         DSP Communications, Inc.                                                                       $1,330,000
                    (Develops integrated low power chip sets for wireless personal communications applications)

     220,000        Glenayre Technologies, Inc.                                                                    5,665,000
                    (Manufactures telecommunications equipment and software)

     120,000        Millicom International Cellular S.A.                                                           4,770,000
                    (Develops and operates cellular telephone networks)

     210,000        Paging Network, Inc.                                                                           3,596,250
                    (Provides paging services in 50 states and the District of Columbia)

     120,000        Picturetel Corporation                                                                         3,240,000
                    (Develops, manufactures and markets visual telecommunications systems)

     110,000        Teltrend, Inc.                                                                                 3,630,000
                    (Designs, manufactures and markets telecommunications equipment used by telephone companies)

     60,000         U.S. Robotics, Inc.                                                                            3,772,500
                    (Designs, manufactures, markets and supports remote access servers, enterprise communications systems, desktop/mobile client products and modems and telephony products)
                                                                                     -------------------------------------------
                                                                                     Total Telecommunications      37,996,250
                                                                                     -------------------------------------------

Transportation (3.8%)
 .....................
    170,000         Atlantic Southeast Airlines, Inc.                                                              3,570,000
                    (Regional air carrier offering service to 26 cities in the southwest)

     220,000        Comair Holdings, Inc.                                                                          4,427,500
                    (Regional air carrier offering service to approximately 78 cities in the United States)

     96,000         Heartland Express, Inc.                                                                        2,112,000
                    (Irregular route motor freight carrier)

     109,000        Knight Transportation, Inc.                                                                    2,452,500
                    (Transports consumer goods, packaged foodstuffs, paper products, beverage containers and commodities)

     160,000        Landstar Systems, Inc.                                                                         3,780,000
                    (Provides a wide range of transportation services throughout the U.S., Mexico and Canada)

     30,000         Wisconsin Central Transportation Corp.                                                         1,080,000
                    (Operates a regional railroad transporting a variety of freight)
                                                                                     -------------------------------------------
                                                                                     Total Transportation          17,422,000
                                                                                     -------------------------------------------


Water Filtration (0.4%)
 .......................
     50,000         Culligan Water Technologies, Inc.                                                              1,875,000
                    (Manufactures and distributes products that purify and treat water)
                                                                                     -------------------------------------------
                                                                                     Total Water Filtration        1,875,000
                                                                                     -------------------------------------------

Wholesale Special Line (1.2%)
 .............................
     125,000        AmeriSource Health Corporation                                                                 5,296,875
                    (Wholesales drugs through subsidiary)
                                                                                     -------------------------------------------
                                                                                     Total Wholesale Special Line  5,296,875
                                                                                     -------------------------------------------

                                                                                     -------------------------------------------


                                                                                     -------------------------------------------
                                                                                     Total Common Stocks
                                                                                     (cost basis $406,042,126)     439,215,838



The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL MID CAP STOCK FUND  SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Par Value      Short-Term Obligations (3.7%)                                                                  Market Value
===============================================================================================================================

     $1,644,239     American Family Insurance Company                                                              $1,644,239
     5,500,000      Merrill Lynch & Company, Inc., 5.38% 11/6/96                                                   5,495,890
     9,271,000      Merrill Lynch & Company, Inc., 5.25% 11/4/96                                                   9,266,944
     125,000        Pitney Bowes Credit Corporation                                                                125,000
     87,167         Wisconsin Electric Power Company                                                               87,167

                                                                                     -------------------------------------------
                                                                                     Total Short-Term Obligations
                                                                                     (amortized cost basis $16,619,240)
                                                                                                                   16,619,240
                                                                                     -------------------------------------------


                                                                                     -------------------------------------------
                                                                                     TOTAL INVESTMENTS (100.0%)
                                                                                     (amortized cost basis $422,661,366)
                                                                                                                   $455,835,078
                                                                                     -------------------------------------------


The accompanying notes to the financial statements are an integral part of this schedule.

THE AAL SMALL CAP STOCK FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996


The Fund Seeks : Long-term capital growth by investing primarily in common stocks, and securities convertible into common stocks of small companies.

The Fund Is : A diversified portfolio of small company common stocks and convertible securities. The Fund may also invest in fixed-income investments and cash equivalents under appropriate conditions.

     Shares         Common Stocks (82.4%)                                                                          Market Value
===============================================================================================================================

Advertising (0.8%)
 ..................
     4,000          Outdoor Systems, Inc.                                                                          $179,000
                    (Outdoor advertising company)
                                                                                     -------------------------------------------
                                                                                     Total Advertising             179,000
                                                                                     -------------------------------------------

Aerospace (0.7%)
 ................
     8,000          Rohr Industries, Inc.                                                                          148,000
                    (Manufactures Nacelle Systems, and components, pylons, non-rating components for jet engines)
                                                                                     -------------------------------------------
                                                                                     Total Aerospace               148,000
                                                                                     -------------------------------------------

Automobile Parts (1.1%)
 .......................
     2,000          Dura Automotive Systems, Inc.                                                                  240,000
                    (Designs and manufactures mechanical assemblies and integrated systems for the auto industry)
                                                                                     -------------------------------------------
                                                                                     Total  Automobile Parts       240,000
                                                                                     -------------------------------------------

Banking & Finance (0.8%)
 ........................
     6,000          Texas Regional Bancshares, Inc.                                                                193,500
                    (Registered bank holding company)
                                                                                     -------------------------------------------
                                                                                     Total Banking & Finance       193,500
                                                                                     -------------------------------------------

Bicycles (0.8%)
 ...............
     14,000         RockShox, Inc.                                                                                 178,500
                    (Designs, manufactures and markets high performance bicycle suspension products)
                                                                                     -------------------------------------------
                                                                                     Total Bicycles                178,500
                                                                                     -------------------------------------------

Biopharmaceuticals (0.7%)
 .........................
     25,000         IBAH, Inc.                                                                                     165,625
                    (Develops and manufactures drugs for pharmaceutical companies)
                                                                                     -------------------------------------------
                                                                                     Total Biopharmaceuticals      165,625
                                                                                     -------------------------------------------

Building Materials (1.0%)
 .........................
     7,000          Diamond Home Services, Inc.                                                                    161,000
                    (Markets and sells installed improvement products including roofing systems, doors and gutters)



The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL SMALL CAP STOCK FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (82.4%)                                                                          Market Value
===============================================================================================================================

Building Materials (1.0%) - continued
 ......................................
     2,000          NCI Building Systems, Inc.                                                                     $65,500
                    (Manufactures & markets metal building systems)
                                                                                     -------------------------------------------
                                                                                     Total Building Materials      226,500
                                                                                     -------------------------------------------

Business Services (0.7%)
 ........................
     8,000          Alternative Resource Corporation                                                               161,000
                    (Provides technical personnel for information services)
                                                                                     -------------------------------------------
                                                                                     Total Business Services       161,000
                                                                                     -------------------------------------------

Chemicals (1.4%)
 ................
     5,000          Cambrex Corporation                                                                            156,250
                    (Manufactures and markets a broad line of specialty chemicals and fine chemicals)

     12,000         Polymer Group, Inc.                                                                            153,000
                    (Manufactures and markets a broad range of nonwoven and woven polyolefin products)
                                                                                     -------------------------------------------
                                                                                     Total Chemicals               309,250
                                                                                     -------------------------------------------

Commercial Services (1.7%)
 ..........................
     3,000          Mecon, Inc.                                                                                    57,750
                    (Provider of operations benchmarking data, products and decision support)

     4,000          Right Management Consultants                                                                   88,000
                    (Outplacement consulting firm)

     20,000         SOS Staffing Services, Inc.                                                                    235,000
                    (Provides temporary staffing services in the western state region)
                                                                                     -------------------------------------------
                                                                                     Total Commercial Services     380,750
                                                                                     -------------------------------------------

Communication (2.1%)
 ....................
     10,000         Allen Group, Inc.                                                                              158,750
                    (Supplier to the worldwide two-way wireless communications marketplace)

     4,000          Black Box Corp.                                                                                135,000
                    (Provides communications, networking and connectivity solutions to businesses)

     20,000         Paxson Communication Corporation                                                               177,500
                    (Owns and operates a nationwide network of 36 TV stations dedicated to infomercial programming as well as two network TV stations)
                                                                                     -------------------------------------------
                                                                                     Total Communication           471,250
                                                                                     -------------------------------------------



Computer Software (9.0%)
 .........................
     6,000          Applix, Inc.                                                                                   145,500
                    (Develops, markets and supports Applixware, an integrated family of software applications and tools)
     5,000          Broderbund Software, Inc.                                                                      140,625
                    (Publishes and develops personal computer software for the home, school and small business markets)

     12,000         Edmark Corporation                                                                             130,500
                    (Publishes and distributes software to children and adults who are struggling with fundamental skills)

     4,000          EPIC Design Technology, Inc.                                                                   98,000
                    (Develops, markets and supports a family of simulation and analysis software tools)

     4,000          HCIA, Inc.                                                                                     111,000
                    (Develops and markets integrated clinical and financial information systems and products)

     9,000          Hyperion Software Corporation                                                                  183,375
                    (Develops and markets computer software)



The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL SMALL CAP STOCK FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


Shares              Common Stocks (82.4%)                                                                          Market Value
===============================================================================================================================

Computer Software (9.0%) - continued
 ....................................

     10,000         Industri-Matematik International Corp.                                                         $97,500
                    (Develops, markets and supports client/server application software)

     11,000         Maxis, Inc.                                                                                    143,000
                    (Provides entertainment and educational software)

     10,000         Mechanical Dynamics, Inc..                                                                     143,750
                    (Develops, markets and supports virtual prototyping solutions)

      7,500         Memco Software Ltd.                                                                            136,875
                    (Develops, markets, licenses and supports security software)

     10,000         OrCad, Inc.                                                                                    102,500
                    (Develops, markets and supports Windows-based software products)

     20,000         Restrac, Inc.                                                                                  155,000
                    (Human resource staffing software)

      8,000         Structural Dynamics Research Corporation                                                       142,000
                    (Mechanical design automation software and engineering services)

     11,000         Sync Research, Inc.                                                                            145,750
                    (Wide-area access network company)

     12,000         Technology Modeling Associates, Inc.                                                           128,250
                    (Provides physical simulation software to support integrated circuit design and manufacturing)
                                                                                     -------------------------------------------
                                                                                     Total Computer Software       2,003,625
                                                                                     -------------------------------------------

Drugs (2.0%)
 ............
     4,000          Biochem Pharma, Inc.                                                                           170,500
                    (Canadian pharmaceutical company specializing in products for human disease)

     15,000         ImmuLogic Pharmaceutical Corporation                                                           125,625
                    (Develops treatments for allergies and autoimmune diseases)
     10,000         Neurex Corporation                                                                             156,250
                    (Develops products primarily for the treatment of cardiorenal and neurological diseases)
                                                                                     -------------------------------------------
                                                                                     Total Drugs                   452,375
                                                                                     -------------------------------------------

Electrical Equipment (2.9%)
 ...........................
     11,000         Altron, Inc.                                                                                   162,250
                    (Produces and sells electronic interconnect products that are used with printed circuit technology)

     15,000         C.P. Clare Corporation                                                                         123,750
                    (Manufactures small signal electromagnetic and semi-conductor switches and relays)

     20,000         California Amplifier, Inc.                                                                     165,000
                    (Designs, manufactures and markets amplifiers and products for the reception of microwave signals)

     10,000         Methode Electronics, Inc.                                                                      195,000
                    (Manufactures printed circuit boards, electronic connectors and automated test equipment)
                                                                                     -------------------------------------------
                                                                                     Total Electrical Equipment    646,000
                                                                                     -------------------------------------------



Electronics (6.6%)
 ..................
     9,000          Actel Corporation                                                                              160,875
                    (Designs, develops and markets field programmable gate arrays and development system software)

     11,000         Digital Link Corporation                                                                       191,125
                    (Designs, manufactures, markets and services high-speed digital products)



The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL SMALL CAP STOCK FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (82.4%)                                                                          Market Value
===============================================================================================================================

Electronics (6.6%) - continued
 ..............................
     3,500          Harman International Industries, Inc.                                                          $179,812
                    (Manufactures high fidelity audio and video components)

     6,000          ITI Technologies, Inc.                                                                         172,500
                    (Manufactures wireless security systems)

     7,000          Kent Electronics                                                                               160,125
                    (Distribution of electronic connectors, wire and cable, components and interconnect assemblies)

     8,000          Macromedia, Inc.                                                                               133,000
                    (Develops, markets and supports computer software programs)

     3,000          Sanmina Corporation                                                                            137,250
                    (Manufactures custom-designed backplane assemblies, sub-assemblies and circuit boards)

     14,000         Sierra Semiconductor Corporation                                                               182,875
                    (Supplies high performance mixed signal integrated circuits)

     6,000          Sipex Corporation                                                                              158,250
                    (Manufactures, markets and sells analog integrated circuits)
                                                                                     -------------------------------------------
                                                                                     Total Electronics             1,475,812
                                                                                     -------------------------------------------

Entertainment (1.2%)
 ....................
     6,000          Golden Bear Golf, Inc.                                                                         108,000
                    (Develops, markets and manages golf-related businesses)

     7,000          K2, Inc.                                                                                       161,000
                    (Designs, manufactures and markets brand name sporting goods and other recreational products)
                                                                                     -------------------------------------------
                                                                                     Total Entertainment           269,000
                                                                                     -------------------------------------------

Environmental Control (0.6%)
 ............................
     6,000          Tetra Tech, Inc                                                                                133,500
                    (Provides environmental engineering and consulting services)
                                                                                     -------------------------------------------
                                                                                     Total Environmental Control   133,500
                                                                                     -------------------------------------------

Financial Services (1.8%)
 .........................
     6,000          Bank United Corp.                                                                              159,750
                    (Provides financial services to consumers and businesses in Texas and other selected markets)

     3,000          Hambrecht & Quist Group                                                                        59,625
                    (Investment bank focused on emerging growth companies and growth oriented investors)

     5,000          Sirrom Capital Corporation                                                                     182,500
                    (Closed-end investment company that makes loans to small, privately owned companies)
                                                                                     -------------------------------------------
                                                                                     Total Financial Services      401,875
                                                                                     -------------------------------------------



Food & Beverages (1.1%)
 .......................
     9,000          Boston Beer Company, Inc.                                                                      111,375
                    (Produces and markets craft-brewed beers and ales)

     7,000          Dominick's Supermarkets, Inc.                                                                  139,125
                    (Operates 97 supermarket stores in the Chicago metro area under the "Dominick's"
                    and "Omni" names)
                                                                                     -------------------------------------------
                                                                                     Total Food & Beverages        250,500
                                                                                     -------------------------------------------


The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL SMALL CAP STOCK FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (82.4%)                                                                          Market Value
===============================================================================================================================

Health Care (7.0%)
 ..................
     14,000         American Oncology Resources, Inc.                                                              $112,000
                    (Provides comprehensive management services to 12 oncology practices in nine states)

     12,000         Amylin Pharmaceuticals, Inc.                                                                   135,000
                    (Develops novel therapeutic products)

     4,000          Enterprise Systems, Inc.                                                                       64,500
                    (Develops, markets, installs and services an integrated suite of application software products that assist healthcare providers in managing their operations)

     12,000         Healthsource, Inc.                                                                             147,000
                    (Owns and manages health maintenance organizations)

     6,000          MedPartners/Mullikin, Inc.                                                                     126,750
                    (Develops, consolidates and manages integrated healthcare delivery systems)

     12,000         Meridian Diagnostics, Inc.                                                                     126,000
                    (Develops, manufactures and markets immunodiagnostic test kits and reagents for use in hospitals and research labs)

     8,000          National Surgery Centers, Inc.                                                                 216,000
                    (Owns and operates freestanding multi-specialty ambulatory surgery centers)

     12,000         Raytel Medical Corporation                                                                     132,000
                    (Provides healthcare services and outpatient diagnostic imaging services)

     4,000          Renal Treatment Centers, Inc.                                                                  107,000
                    (Provides dialysis treatments to patients suffering from chronic kidney failure)

     4,400          Sierra Health Services, Inc.                                                                   125,950
                    (Owns and operates a health maintenance organization)

     8,000          Superior Consultant Holdings Corporation                                                       196,000
                    (Healthcare consulting firm that provides a wide range of information technology consulting)

     10,000         Transition Systems, Inc.                                                                       95,000
                    (Provides integrated clinical and financial decision support systems for hospitals)
                                                                                     -------------------------------------------
                                                                                     Total Health Care             1,583,200
                                                                                     -------------------------------------------



Insurance (4.2%)
 ................
     5,000          Amerin Corporation                                                                             98,750
                    (Provides private mortgage insurance to mortgage bankers, banks and lenders)

     5,000          CapMAC Holdings Inc.                                                                           166,875
                    (Provides financial guaranty insurance, principally of asset-backed obligations)

     7,000          Risk Capital Holdings, Inc.                                                                    126,000
                    (Through its wholly-owned subsidiary, provides reinsurance services)

     3,000          The PMI Group, Inc.                                                                            171,375
                    (Provides private mortgage insurance and various services)
     8,000          United Dental Care, Inc.                                                                       240,000
                    (Manages dental benefits)

     6,000          Vesta Insurance Group, Inc.                                                                    153,750
                    (Offers treaty reinsurance and primary insurance of selected personal and commercial risks)
                                                                                     -------------------------------------------
                                                                                     Total Insurance               956,750
                                                                                     -------------------------------------------

Machine Diversified (1.4%)
 ..........................
     6,000          Applied Power, Inc.                                                                            216,000
                    (Provides tools, equipment, systems and consumable items to a wide variety of end-users)



The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL SMALL CAP STOCK FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (82.4%)                                                                          Market Value
===============================================================================================================================

Machine Diversified (1.4%) - continued
 ......................................
     4,200          Greenfield Industries                                                                          $111,300
                    (Manufactures cutting tools and related products that are consumed during use)
                                                                                     -------------------------------------------
                                                                                     Total Machine Diversified     327,300
                                                                                     -------------------------------------------

Media (1.3%)
 ............
     5,000          Evergreen Media Corporation                                                                    135,000
                    (Owns & operates 34 radio stations in 13 markets)

     10,000         Granite Broadcasting Corporation                                                               115,000
                    (Owns & operates nine network-affiliated television stations)

     2,000          Metro Networks, Inc.                                                                           40,500
                    (Provides traffic reporting services to the television and radio broadcast industries)
                                                                                     -------------------------------------------
                                                                                     Total Media                   290,500
                                                                                     -------------------------------------------

Medical Supplies/Services (3.7%)
 ................................
     4,000          Cephalon, Inc.                                                                                 89,500
                    (Develops products to treat neurological diseases and disorders)

     10,000         Endosonics Corporation                                                                         126,250
                    (Develops, produces and sells angioplast and diagnostic imaging catheters)

     2,400          Gulf South Medical Supply, Inc.                                                                52,800
                    (Distributes medical supplies and related items to the long-term healthcare industry)

     4,000          Patterson Dental Company                                                                       112,000
                    (Distributes dental supplies and equipment)

     5,000          Physio-Control International Corporation                                                       97,500
                    (Manufactures and markets vital sign devices)

     3,000          Sola International, Inc.                                                                       108,375
                    (Manufactures and distributes eyeglass lenses)

     4,000          Target Therapeutics, Inc.                                                                      148,000
                    (Develops, produces and markets disposable medical devices used to treat vascular diseases of the brain)

     10,000         Uromed Corporation                                                                             101,250
                    (Develops and manufactures products for the management of urological disorders)
                                                                                     -------------------------------------------
                                                                                     Total Medical
                                                                                     Supplies/Services             835,675
                                                                                     -------------------------------------------

Metals (1.0%)
 .............
     6,000          Gibraltar Steel Corporation                                                                    145,500
                    (Processes value-added steel products)

     5,000          NN Ball & Roller, Inc.                                                                         67,500
                    (Supplies steel balls and rollers to manufacturers)
                                                                                     -------------------------------------------
                                                                                     Total Metals                  213,000
                                                                                     -------------------------------------------



Miscellaneous Manufacturing (1.8%)
 ..................................
     17,000         Integrated Process Equipment Corporation                                                       184,875
                    (Designs, manufactures, markets and services semiconductor processing equipment for the Chemical, Mechanical, Planarization and cleaning of advanced integrated circuits)

     13,000         Wabash National Corporation                                                                    209,625
                    (Designs, manufactures and sells truck trailers)
                                                                                     -------------------------------------------
                                                                                     Total Miscellaneous
                                                                                     Manufacturing                 394,500
                                                                                     -------------------------------------------


The accompanying notes to the financial statements are an integral part of this schedule.


THE SMALL CAP STOCK FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (82.4%)                                                                          Market Value
===============================================================================================================================

Motor Vehicles (1.7%)
 .....................
     10,000         Custom Chrome, Inc.                                                                            $188,750
                    (Wholesale supplier of parts and accessories for motorcycles)

     7,000          Tower Automotive, Inc.                                                                         203,875
                    (Produces equipment for the automotive industry)
                                                                                     -------------------------------------------
                                                                                     Total Motor Vehicles          392,625
                                                                                     -------------------------------------------

Natural Gas & Oil (2.5%)
 ........................
     7,000          Belco Oil & Gas Corporation                                                                    174,125
                    (Explores for, develops and produces natural gas and oil)

     6,000          Petroleum Geo-Services A/S                                                                     205,500
                    (Acquires marine seismic data and markets company-owned data)

     11,000         Pride Petroleum Services, Inc.                                                                 192,500
                    (Well servicing company providing rigs and crews to oil and gas companies)

                                                                                     -------------------------------------------
                                                                                     Total Natural Gas & Oil       572,125
                                                                                     -------------------------------------------

Pharmaceuticals (2.1%)
 ......................
     6,000          Curative Technologies, Inc.                                                                    136,500
                    (Healthcare service company that treats non-healing conditions)

     2,000          Dura Pharmaceuticals, Inc.                                                                     69,000
                    (Marketer of prescription pharmaceutical products)

     6,500          Martek Biosciences Corporation                                                                 139,750
                    (Researches, develops and manufactures nutritional supplements from microalgae)

     7,000          Pharmaceutical Product Development, Inc.                                                       133,875
                    (Contract research organization providing a variety of integrated product development services)
                                                                                     -------------------------------------------
                                                                                     Total Pharmaceuticals         479,125
                                                                                     -------------------------------------------

Restaurants/Food Service (1.9%)
 ...............................
     10,000         Apple South, Inc.                                                                              117,500
                    (Operates 138 restaurants under the name "Applebee's Neighborhood Grill & Bar")

     3,500          Rainforest Cafe, Inc.                                                                          113,750
                    (Operates combination retail/restaurant facilities based on a rainforest theme)

     20,000         Taco Cabana, Inc.                                                                              117,500
                    (Operates 125 Mexican food restaurants)

     10,000         Uno Restaurant Corporation                                                                     76,250
                    (Operates and franchises 84 "Pizza Uno" casual dining restaurants and a frozen foods division)
                                                                                     -------------------------------------------
                                                                                     Total Restaurants/
                                                                                     Food Service                  425,000
                                                                                     -------------------------------------------



Retail Stores (5.4%)
 .....................
     7,000          Abercrombie & Fitch Company                                                                    154,000
                    (Retails casual apparel for men and women approximately 15 to 50 years of age)

     15,000         Creative Computers, Inc.                                                                       151,875
                    (Direct marketer of personal computer hardware, software and peripheral products)

     7,000          Department 56, Inc.                                                                            154,000
                    (Designs, imports and distributes collectibles and specialty giftware)

     10,000         Discount Auto Parts, Inc.                                                                      217,500
                    (Retailing company that operates stores throughout Florida)

     10,000         Garden Ridge Corporation                                                                       96,250
                    (Retails home accessories, seasonal products and crafts)



The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL SMALL CAP STOCK FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (82.4%)                                                                          Market Value
===============================================================================================================================

Retail Stores (5.4%) - continued
 ................................
     5,000          The Sports Authority Inc.                                                                      $121,250
                    (Operates large format sporting goods stores in the United States and Canada)

     6,000          U.S. Office Products Company                                                                   174,000
                    (Supplies office products to corporate, commercial and industrial customers)

     5,000          Wet Seal, Inc.                                                                                 157,500
                    (Retailer of moderately priced casual apparel)
                                                                                     -------------------------------------------
                                                                                     Total Retail Stores           1,226,375
                                                                                     -------------------------------------------

Telecommunications (3.8%)
 .........................
     13,000         Arch Communications Group, Inc.                                                                151,125
                    (Provides paging services in 13 states)

     10,000         Digital Systems International, Inc.                                                            136,250
                    (Produces, sells and supports telecommunication systems, mainly telephone call processing systems)

     4,000          Level One Communications, Inc.                                                                 113,000
                    (Designs, develops and markets mixed signal application specific standard integrated circuit products)

     25,000         PageMart Wireless, Inc.                                                                        187,500
                    (Provider of wireless messaging services)

     2,000          Premisys Communications, Inc.                                                                  100,000
                    (Designs, manufactures and markets integrated access products for telecommunications services)

     5,000          Teltrend, Inc.                                                                                 165,000
                    (Designs, manufactures and markets telecommunications equipment used by telephone companies)
                                                                                     -------------------------------------------
                                                                                     Total Telecommunications      852,875
                                                                                     -------------------------------------------



Transportation (5.6%)
 .....................
     9,000          Atlantic Southeast Airlines, Inc.                                                              189,000
                    (Regional air carrier offering service to 26 cities in the southwest)

     8,000          Hub Group, Inc.                                                                                178,000
                    (Provides intermodal marketing and third party logistics services)

     8,000          JB Hunt Transport Services, Inc.                                                               117,000
                    (Irregular route truckload carrier, transporting general commodities throughout the continental US)

     4,400          Knight Transportation, Inc.                                                                    99,000
                    (Transports    consumer goods, packaged foodstuffs, paper products, beverage containers and commodities)

     7,000          Landstar Systems, Inc.                                                                         165,375
                    (Provides a wide range of transportation services throughout the U.S., Mexico and Canada)

     15,000         Mesa Airlines, Inc.                                                                            138,750
                    (Provides scheduled commuter flights to 30 states plus the District of Columbia)

     6,000          Midwest Express Holdings, Inc.                                                                 204,000
                    (Operates a fleet of 19 passenger jet aircraft that caters to business travelers)

     8,000          Swift Transportation Co, Inc.                                                                  182,000
                    (Regional truckload carrier operating throughout the United States)
                                                                                     -------------------------------------------
                                                                                     Total Transportation          1,273,125
                                                                                     -------------------------------------------


The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL SMALL CAP STOCK FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (82.4%)                                                                          Market Value
===============================================================================================================================

Water Filtration (0.7%)
 .......................
     4,000          Culligan Water Technologies, Inc.                                                              $150,000
                    (Manufactures and distributes products that purify and treat water)
                                                                                     -------------------------------------------
                                                                                     Total Water Filtration        150,000
                                                                                     -------------------------------------------

Wholesale Special Line (1.3%)
 ..............................
     2,000          AmeriSource Health Corporation                                                                 84,750
                    (Wholesales drugs through subsidiary)

     15,000         Richey Electronics, Inc.                                                                       131,250
                    (Distributes electronic components)

     6,000          The Peak Technologies Group                                                                    70,500
                    (Distributor and systems integrator of bar code data collection equipment and systems)
                                                                                     -------------------------------------------
                                                                                     Total Wholesale Special Line  286,500
                                                                                     -------------------------------------------



                                                                                     -------------------------------------------
                                                                                     Total Common Stocks
                                                                                     (cost basis $18,380,338)      18,544,737
                                                                                     -------------------------------------------


     Par Value      Short-Term Obligations (17.6%)
===========================================================================================================================

     $1,028,104     American Family Insurance Company                                                              1,028,104
     226,610        General Mills Company                                                                          226,610
     1,000,000      Merrill Lynch & Company, Inc. 5.26% 11/13/96                                                   998,247
     716,383        Pitney Bowes Credit Corporation                                                                716,383
     573,699        Sara Lee Corporation                                                                           573,699
     434,130        Wisconsin Electric Power Company                                                               434,130

                                                                                     -------------------------------------------
                                                                                     Total Short-Term Obligations
                                                                                     (amortized cost basis $3,977,173)
                                                                                                                   3,977,173
                                                                                     -------------------------------------------

                                                                                     -------------------------------------------
                                                                                     TOTAL INVESTMENTS (100.0%)
                                                                                     (amortized cost basis $22,357,511)
                                                                                                                   $22,521,910
                                                                                     -------------------------------------------


The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL INTERNATIONAL FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996


The Fund Seeks : Long-term capital growth by investing in foreign securities.

The Fund Is : A diversified portfolio of foreign stocks in at least three different countries not including the United States. The Fund also may invest up to 20% of its assets in bonds under appropriate conditions.

     Shares         Common Stocks (79.5%)                                       Industry                           Market Value
===============================================================================================================================

Argentina (1.9%)
 ................
     50,000         Cresud SA                                                   Food & Agriculture                 $89,018
                    (Argentine farm company)

     85,864         IRSA Inversiones y Representaciones SA                      Real Estate                        262,796
                    (Invests in and develops industrial, commercial and
                    residential real estate)

     425,000        Ledesma S.A.I.C.                                            Food & Agriculture                 535,607
                    (Produces and sells sugar, alcohol and fruit)

     450,000        Siderca S.A.I.C.                                            Capital Goods                      708,892
                    (Manufactures and sells seamless steel pipes)
                                                                                     -------------------------------------------
                                                                                     Total Argentina               1,596,313
                                                                                     -------------------------------------------

Australia (0.6%)
 ................
     286,053        Spotless Services Limited                                   Commercial Services                555,817
                    (Operates food catering and textile rental services)
                                                                                     -------------------------------------------
                                                                                     Total Australia               555,817
                                                                                     -------------------------------------------

Austria (1.2%)
 ..............
     12,000         VAE AG                                                      Misc.- Manufacturing               1,069,537
                    (Manufactures and sells railroad turnouts, and
                    turnout components)
                                                                                     -------------------------------------------
                                                                                     Total Austria                 1,069,537
                                                                                     -------------------------------------------

Belgium (0.8%)
 ..............
     5,000          Deceuninck Plastics Industries SA                           Building Materials                 734,210
                    (Produces PVC windows and door profiles)
                                                                                     -------------------------------------------
                                                                                     Total Belgium                 734,210
                                                                                     -------------------------------------------

Canada (3.1%)
 .............
     50,000         Canadian Pacific, Ltd.                                      Conglomerate                       1,262,500
                    (Interests in transportation, energy, real estate, hotels
                    and telecommunications)

     6,500          Franco-Nevada Mining Corp., Ltd.                            Gold                               278,710
                    (Receives royalties from gold mines)

     50,000         Noranda, Inc.                                               Metals-Diversified                 1,099,925
                    (Produces copper and other metals and holds
                    interests in oil and gas companies)
                                                                                     -------------------------------------------
                                                                                     Total Canada                  2,641,135
                                                                                     -------------------------------------------


The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL INTERNATIONAL FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (79.5%)                                       Industry                           Market Value
===============================================================================================================================

Denmark (1.5%)
 ..............
     20,000         Carlsberg International A/S `B'                             Food & Beverage                    $1,262,991
                    (Produces and sells Carlsberg and Tuborg beers)
                                                                                     -------------------------------------------
                                                                                     Total Denmark                1,262,991
                                                                                     -------------------------------------------

Finland (0.7%)
 ...............
     10,000         Vaisala Oy A                                                Technology                         617,897
                    (Develops and manufactures electronic measurement
                    systems and equipment for meteorology)
                                                                                     -------------------------------------------
                                                                                     Total Finland                 617,897
                                                                                     -------------------------------------------

France (10.6%)
 ..............
     10,000         Compagnie Generale des Eaux                                 Utilities                          1,196,116
                    (Service group that provides municipalities with water
                    and environment services, also owns interests in real
                    estate and communications businesses)

     2,500          Conflandey SA                                               Iron/Steel                         124,750
                    (Produces fine galvanized wires)

     8,500          Elf Aquitaine                                               Oil-International                  680,240
                    (Major integrated oil and gas company; also produces
                    chemicals and pharmaceuticals)

     12,000         Emin Leydier                                                Forest Products & Paper            916,174
                    (Manufactures corrugated paper and cardboard)

     18,000         Eramet                                                      Mining                             835,833
                    (Involved in the refining and production of nickel,
                    special metals and steel)

     5,000          FIMALAC SA                                                  Holdings-Diversified               460,045
                    (Holding company whose subsidiaries are involved in
                    precious metals, chemicals, services, communication
                    and real estate)

     5,500          Gaumont SA                                                  Entertainment                      439,401
                    (Produces and distributes films and television
                    programming, manages theaters)

     8,500          Marine-Wendel SA                                            Holdings-Diversified               767,433
                    (Holding company for computer services and
                    packaging group)



     4,038          Groupe NSC                                                  Machine-Diversified                513,030
                    (Manufactures and markets textile machinery)

     3,250          Promodes C.I.                                               Retail Stores                      647,048
                    (Owns and operates hypermarkets, convenience
                    stores and supermarkets)

     4,000          Rougier SA                                                  Forest Products                    266,238
                    (Operates forestry concessions in Africa; also
                    produces wood paneling)

     1,500          Sabeton SA                                                  Holding Company                    220,234
                    (Investment company with interests in real estate,
                    food and agricultural businesses)

     2,500          Eurafrance                                                  Holding Company                    1,093,830
                    (Financial holding company)

     750            Societe Sucriere de Pithiviers-le-Vieil                     Food & Agriculture                 481,579
                    (Manufactures sugar from beets)


The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL INTERNATIONAL FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (79.5%)                                       Industry                           Market Value
===============================================================================================================================

France (10.6%) - continued
 ...........................
     2,500          Taittinger C.I.                                             Wine & Spirits                     $489,409
                    (Produces and sells champagne; also owns hotels)
                                                                                     -------------------------------------------
                                                                                     Total France                  9,131,360
                                                                                     -------------------------------------------

Germany (5.6%)
 ..............
     20,000         Bayer AG                                                    Chemicals                          756,014
                    (Produces polymers, organic, industrial, pharmaceuticals,
                    agrochemicals and imaging technology products)

     3,500          Bertelsmann AG D.R.C.                                       Publishing/Printing                467,684
                    (Produces and sells books, magazines, and other media
                    for music, literature, TV and film)

     3,000          Buderus AG                                                  Misc.-Manufacturing                1,356,066
                    (Manufactures a variety of heating products; also active
                    in casting, stainless steel and aircraft equipment)

     2,500          Degussa AG                                                  Conglomerate                       980,538
                    (Manufactures and produces a variety of metals; also
                    active in pharmaceuticals and specialty chemicals)

     20,000         IVG Holding AG                                              Real Estate                        709,754
                    (Manages real estate properties and provides other
                    services including truck leasing and storage facility rental)

     20,000         SKW Trostberg AG                                            Building Materials                 587,497
                    (Produces natural and synthetic ingredients for food
                    and cosmetics industries; also manufactures
                    specialized products for the construction industry.)
                                                                                     ---------------------------------------
                                                                                     Total Germany                 4,857,553
                                                                                     ---------------------------------------

Hong Kong (3.9%)
 ................
     6,500,000      Burwill Holdings Ltd                                        Distributor/Wholesale              706,129
                    (Metal division and investment division)

     2,020,015      CDL Hotels International Ltd.                               Lodging                            1,044,975
                    (Investment holding company whose subsidiaries
                    own and operate hotels globally)

     1,000,000      Shaw Brothers (Hong Kong) Limited                           Entertainment                      1,060,487
                    (Involved in film production and distribution as well as
                    T.V. programming)

     650,000        South China Morning Post Holdings Corporation               Publishing/Printing                554,815
                    (Publishes and sells the "South China Morning Post",
                    "South China Sunday Morning Post")
                                                                                     -------------------------------------------
                                                                                     Total Hong Kong               3,366,406
                                                                                     -------------------------------------------

Israel (0.5%)
 .............
     20,000         Super-Sol                                                   Retail Store                       447,302
                    (Operates a chain of retail grocery stores and
                    supermarkets under the "Supersol" and
                    "Hyperkol" names)
                                                                                     -------------------------------------------
                                                                                     Total Israel                  447,302
                                                                                     -------------------------------------------



Italy (3.2%)
 ............
     100,000        Avir Finanziatria SpA                                       Packaging & Container              861,279
                    (Holding company for a group that produces glass
                    bottles and other glass containers)
     100,000        Arnoldo Mondarori Editore SpA                               Publishing/Printing                738,616
                    (Second-largest publishing company in Italy)


The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL INTERNATIONAL FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (79.5%)                                       Industry                           Market Value
===============================================================================================================================

Italy (3.2%) - continued
 ........................
     1,850,000      Montedison SpA (non-convertible savings share)              Conglomerate                       $1,171,233
                    (Industrial holding company whose subsidiaries have
                    activities in chemicals, energy, agro-industrial services)
                                                                                     -------------------------------------------
                                                                                     Total Italy                   2,771,128
                                                                                     -------------------------------------------

Japan (13.0%)
 ..............
     55,000         Aida Engineering Ltd.                                       Machine-Diversified                391,683
                    (Leading manufacturer of presses)

     26,500         Chofu Seisakusho                                            Machine-Diversified                605,768
                    (Manufactures air conditioners and water heaters)

     100,000        The Dai-Tokyo Fire & Marine Insurance Co., Ltd.             Insurance                          625,110
                    (Nonlife insurance company)

     35,000         Fuji Photo Film Co., Ltd. ADR                               Photographic Equipment             1,001,875
                    Manufactures photographic equipment, film and
                    imaging systems)

     200,000        Hanshin Electric Railway Co., Ltd.                          Transportation-Rail                812,379
                    (Major railway company operates shortest line among
                    leading private railway operators)

     2,500          Hitachi, Ltd. ADR                                           Technology                         223,438
                    (Manufactures electronic and electrical products)

     65,000         Iino Kaiun Kaisha, Ltd.                                     Transportation/Shipping            268,595
                    (Carrier and specialized carrier operator)

     12,000         Ito-Yokado Co., Ltd.                                        Retail Stores                      599,261
                    (Leading department store and convenience
                    store operator)

     150,000        The Koa Fire & Marine Insurance Co.                         Insurance                          879,638
                    (Medium-scale nonlife insurance company specialized
                    in auto and fire insurance)

     100,000        The Nichido Fire & Marine Insurance Co., Ltd.               Insurance                          624,231
                    (Medium-ranking nonlife insurance firm)

     45,000         Nisshinbo Industries, Inc.                                  Textiles                           392,078
                    (Manufactures cotton fabrics and chemical and
                    synthetic fibers)

     45,000         Nittetsu Mining Co., Ltd.                                   Mining                             385,748
                    (Limestone mining company)

     20,000         Shimano Inc.                                                Bicycles                           356,954
                    (Major maker of bicycle parts and fishing tackle)




     85,000         Shoei Co., Ltd.                                             Holding Company                    1,008,880
                    (Manufactures electronic parts including aluminum
                    electrolytic capacitors; also active in the
                    real estate business)

     30,000         Sotoh Co., Ltd.                                             Textiles                           313,874
                    (Leading dyer-finisher of woolen fabrics)

     12,000         T. Hasegawa Co., Ltd.                                       Fragrances & Flavors               253,209
                    (Manufactures natural and synthetic fragrances
                    and flavors)

     65,000         Tachi-S Co. Limited                                         Auto Parts-Original Equipment      668,630
                    (Manufactures automobile seats)

     6,000        Toho Co., Ltd.                                                Entertainment                      923,158
                  (One of the Big 4 in the movie industry)

     55,000       The Tokio Marine & Fire Insurance Co., Ltd.                   Insurance                          604,449
                  (Writes marine, fire and casualty, automobile and
                    allied lines of insurance)



The accompanying notes to the financial statements are an integral part of this schedule.



THE AAL INTERNATIONAL FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (79.5%)                                       Industry                           Market Value
===============================================================================================================================

Japan (13.0%) - continued
 ..........................
     6,000          Tsutsumi Jewelry Co., Ltd.                                  Jewelry, Watches, Gemstones        $189,379
                    (Manufacturer, wholesaler and retailer of jewelry)
     10,000         Yoshimoto Kogyo Co., Ltd.                                   Entertainment                      132,759
                    (Major entertainment company)
                                                                                     -------------------------------------------
                                                                                     Total Japan                   11,261,096
                                                                                     -------------------------------------------

Luxembourg (0.7%)
 .................
     250            Socfinasia                                                  Food & Agriculture                 583,320
                    (Holding company that has interests in Asian rubber
                    and palm oil plantations)
                                                                                     -------------------------------------------
                                                                                     Total Luxembourg              583,320
                                                                                     -------------------------------------------

Mexico (1.0%)
 .............
     225,000        Industrias Pe-oles S.A. de C.V.                             Mining                             893,311
                    (Explores for and markets minerals and non-ferrous
                    metals including lead, zinc and silver)
                                                                                     -------------------------------------------
                                                                                     Total Mexico                  893,311
                                                                                     -------------------------------------------

Netherlands (2.7%)
 ..................
     20,000         Apothekers Cooperatie OPG U.A.                              Wholesale Special                  518,929
                    (Wholesaler of pharmaceuticals in the Netherlands
                    and Belgium)

     35,000         German City Estates NV                                      Real Estate                        553,131
                    (Netherlands-based real estate investment company
                    with commercial property located in various
                    German cities)

     35,000         Philips Electronics NV ADR                                  Electronics                        1,233,750
                    (Manufactures lighting products, consumer electronics,
                    home appliances, medical systems and
                    industrial electronics)
                                                                                     -------------------------------------------
                                                                                     Total Netherlands             2,305,810
                                                                                     -------------------------------------------



New Zealand (4.1%)
 ..................
     100,000        Apple Fields Limited                                        Food & Agriculture                 38,198
                    (Owns and manages apple orchards and dairy farms)

     450,000        Carter Holt Harvey Limited                                  Forest Products & Paper            1,012,237
                    (Owns large forest plantations and manufactures
                    building products)

     575,000        Shortland Properties Limited                                Real Estate                        398,599
                    (Owns real estate properties)

     1,100,425      Tasman Agriculture Limited                                  Food & Agriculture                 918,513
                    (Owns and manages large dairy farms)

     150,000        Wilson & Horton Group Limited                               Publishing/Printing                1,167,150
                    (Publishes and markets newspapers and magazines)
                                                                                     -------------------------------------------
                                                                                     Total New Zealand             3,534,697
                                                                                     -------------------------------------------

Norway (1.5%)
 .............
     85,000         Schibsted A/S                                               Publishing/Printing                1,299,959
                    (Publishes newspapers and other publications in
                    Norway; has interests in local TV channels)
                                                                                     -------------------------------------------
                                                                                     Total Norway                 1,299,959
                                                                                     -------------------------------------------


The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL INTERNATIONAL FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares              Common Stocks (79.5%)                                  Industry                           Market Value
===============================================================================================================================

Panama (0.5%)
 ..............
     8,500               Banco Latinoamericano de Exportaciones SA              Financial Services                 $444,125
                         (Specialized multinational bank established to finance
                         foreign trade in Latin America and the
                         Caribbean region)
                                                                                     -------------------------------------------
                                                                                     Total Panama                  444,125
                                                                                     -------------------------------------------

Portugal (1.0%)
 ...............
     10,000              Companhia de Celulose do Caima SA                      Forest Products & Paper            185,984
                         (Pulp producer with paper mill operations in Portugal)

     56,200              Espirito Santo Financial Holding SA ADR                Financial Institutions             681,425
                         Holding company for Banco Espirito Santo, a major
                         Portuguese bank)
                                                                                     -------------------------------------------
                                                                                     Total Portugal                867,409
                                                                                     -------------------------------------------

Singapore (3.4%)
 .................
     225,000             Clipsal Industries Ltd.                                Electrical Equipment               720,000
                         (Manufactures and markets electrical
                         installation products)

     450,000             Intraco Ltd.                                           Holdings-Diversified               689,900
                         (Involved in international trading, industrial marketing
                         and distribution)

     77,000              Singapore Bus Service Ltd.                             Transportation                     412,627
                         (Operates bus service in Singapore)

     825,000             Thakral Corporation Ltd.                               Manufacturing                      585,750
                         (Manufactures audio, visual, telecommunication and
                         household electrical products)

     250,000             Times Publishing Ltd.                                  Publishing/Printing                546,526
                         (Publishes, prints, distributes and sells books, directories, and magazines)
                                                                                     -------------------------------------------
                                                                                     Total Singapore               2,954,803
                                                                                     -------------------------------------------

South Africa (0.7%)
 ...................
     30,000              Minorco SA ADR                                         Metals & Mining                    633,750
                         (Natural resources group with interests in agribusiness,
                         mining and processing metals and industrial materials)
                                                                                     -------------------------------------------
                                                                                     Total South Africa             633,750
                                                                                     -------------------------------------------



South Korea (1.1%)
 ...................
     48,000              LG Electronics Co., Ltd.                               Electronics                        242,400
                         (Manufactures cordless phones and other
                         telecommunications equipment)

     20,000              LG Industrial Systems                                  Manufacturing                      510,247
                         (Manufacturing)

     5,000               Youngchang Akki Co.                                    Leisure                            168,672
                         (Manufactures grand, upright and electric pianos as
                         well as other musical instruments)
                                                                                     -------------------------------------------
                                                                                     Total South Korea             921,319
                                                                                     -------------------------------------------

Spain (1.1%)
 ............
     1,500          Corporac'on Financiera Alba SA                                   Holdings-Diversified          127,084
                    (Industrial holdings company with interests in retail,
                    financial services and communications)


The accompanying notes to the financial statements are an integral part of this schedule.



THE AAL INTERNATIONAL FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (79.5%)                                       Industry                           Market Value
===============================================================================================================================

Spain (1.1%) - continued
 ........................
     165,000        Energia e Industrias Arago-esas SA                          Chemicals                          $846,519
                    (Fully integrated PVC producer)
                                                                                     -------------------------------------------
                                                                                     Total Spain                   973,603
                                                                                     -------------------------------------------

Sweden (4.5%)
 .............
     45,000         AssiDoman AB                                                Forest Products                    1,113,946
                    (Swedish forestry group)

     55,000         IRO AB                                                      Misc.-Manufacturing                628,380
                    (Produces yarn feeders for weaving and
                    knitting machines)

     25,000         Investor AB `B'                                             Investment Company                 1,009,216
                    (Investment company)

     27,500         Orrefors Kosta Boda AB                                      Manufacturer                       636,759
                    (Manufactures hand-made and machine-made crystals
                    and glass products)

     25,600         Terra Mining AB                                             Mining                             512,819
                    (Prospecting, mining and gold producing)
                                                                                     -------------------------------------------
                                                                                     Total Sweden                  3,901,120
                                                                                     -------------------------------------------

Switzerland (6.0%)
 ..................
     145            Bank for International Settlements (U.S. tranche)           Gold                               1,301,740
                    (The central bank of all central banks)

     1,750          Kuehne & Nagel International AG Bearer                      Transportation                     924,565
                    (Transports freight worldwide)

     175            Lindt & Spruengli AG PC                                     Food & Beverages                   289,882
                    (Chocolate processor and manufacturer)

     500            Schindler Holding AG                                        Capital Goods                      511,639
                    (Maintains airports, subway stations and
                    railroad terminals)

     3,500          Sika Finanz AG Bearer                                       Building Materials                 814,730
                    (Produces specialty products for water management)

     2,500          Societe Generale D'Affichage SA D.R.C.                      Advertising                        1,161,913
                    (Provides billboard advertising)

     1,155          Swissair AG D.R.C.                                          Airlines                           151,406
                    (Operates an international airline for passengers and
                    freight; total ownership)
                                                                                     -------------------------------------------
                                                                                     Total Switzerland             5,155,875
                                                                                     -------------------------------------------



Thailand (0.3%)
 ...............
     50,000         Oriental Hotel PCL                                          Lodging                            274,456
                    (Operates hotel with 394 rooms in Bangkok)
                                                                                     -------------------------------------------
                                                                                     Total Thailand                274,456
                                                                                     -------------------------------------------

United Kingdom (4.0%)
 .....................
     150,000        Antofagasta Holdings plc                                    Holding Company                    867,264
                    (Interests in mining, transportation, banking, forestry
                    and natural resources in Chile)

     15,000         BAA plc                                                     Air Transportation                 120,928
                    (Operates seven airports in the United Kingdom)


The accompanying notes to the financial statements are an integral part of this schedule.



THE AAL INTERNATIONAL FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (79.5%)                                       Industry                           Market Value
===============================================================================================================================

United Kingdom (4.0%) - continued
 .................................
     250,000        Berisford plc                                               Construction Products              $435,668
                    (Industrial holding company involved in furniture
                    products and automotive components)

     425,000        Lonrho plc                                                  Conglomerate                       1,034,813
                    (Industrial holding company with many assets in Africa)

     200,000        McBride plc                                                 Consumer Goods                     493,485
                    (Manufactures private label household and personal
                    care products)

     100,000        Royal Doulton plc                                           Consumer Products                  471,498
                    (Produces fine china, china and giftware)
                                                                                     -------------------------------------------
                                                                                     Total United Kingdom          3,423,656
                                                                                     -------------------------------------------

Miscellaneous (0.3%)
 ....................
     18,000         North European Oil Royalty Trust                            Gas-International                  247,500
                    (Holds overriding royalty rights covering gas
                    production in Germany)
                                                                                     -------------------------------------------
                                                                                     Total Miscellaneous           247,500
                                                                                     -------------------------------------------



                                                                                     -------------------------------------------
                                                                                     Total Common Stocks
                                                                                     (cost basis $69,437,559)      68,727,458
                                                                                     -------------------------------------------




                    Preferred Stocks (6.8%)
===========================================================================================================================

     19,030         Cheil Jedang Corporation, South Korea                       Conglomerate                       416,472

     6,500          Freeport-McMoran Copper & Gold, Inc.                        Gold                               213,687
                    Preferred Series Gold, United States

     21,500         Freeport-McMoran Copper & Gold, Inc.                        Silver                             416,563
                    Preferred Series Silver, United States

     32,500         Freeport-McMoran Copper & Gold, Inc.                        Gold                               1,007,500
                    Preferred Series II, United States

     10,000         Hornbach Holding AG, Germany                                Retail Stores                      631,113

     115,000        Istituto Finanziario Industriale SpA                        Holdings-Diversified               936,624
                    Privileged Shares, Italy

     12,180         Korean Air Lines, South Korea                               Airlines                           114,871

     10,000         Legrand ADP, France                                         Electrical                         1,088,446

     8,533          LG Electronics Co., Ltd. South Korea                        Electronics                        79,444

     2,500          Sagem ADP, France                                           Technology                         652,872

     34,620         Ssangyong Cement Industries, South Korea                    Building Materials                 368,364
                                                                                     -------------------------------------------
                                                                                     Total Preferred Stock
                                                                                     (cost basis $3,886,458)       5,925,956
                                                                                     -------------------------------------------



                                                                                     -------------------------------------------
                                                                                     Total Equities
                                                                                     (cost basis $73,324,017)      74,653,414
                                                                                     -------------------------------------------


The accompanying notes to the financial statements are an integral part of this schedule.



THE AAL INTERNATIONAL FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Par Value      Long-Term Fixed Income Obligations (8.7%)                   Currency                           Market Value
===============================================================================================================================

Bonds and Notes
 ................
     $500,000       Air Canada Variable Rate Perpetual Notes 6.25%
                    3/29/2049                                                   Deutsche Mark                      $193,299

     350,000        Republic of New Zealand 10.00% 3/15/2002                    New Zealand Dollar                 276,643

     750,000        Trans Power Finance Ltd. 8.00% 3/15/2002                    New Zealand Dollar                 537,154

Convertible Bonds
 ..................
     3,500          Alcatel Alsthom 2.50% 1/1/2004                              French Franc                       595,415

     350,000        BAA plc 5.75% 3/29/2006                                     Pound Sterling                     585,708

     250,000        Berisford 5.00% 1/31/2015                                   Pound Sterling                     226,995

     611            Gaumont SA 3.75% 1/1/2003                                   French Franc                       62,198

     11,250         Immobiliere Hoteliere 5.00% 1/1/2001                        French Franc                       407,433

     150,000        Intertan, Inc. 9.00% 8/3/2000                               Canadian Dollar                    116,051

     2,000,000      Michelin 6.00% 1/2/98                                       French Franc                       418,934

     65,000,000     Nippon Yusen Kabushiki 2.00% 9/29/2000                      Japanese Yen                       662,915

U.S. Dollar Bonds and Notes
 ...........................
     440,560        Federal Republic of Brazil Capitalization 8.00% 4/15/2014                                      305,088

     250,000        Federal Republic of Brazil Debt Conversion Bond, Floating Rate Note 6.5625% 4/15/2012          177,813

     490,000        Republic of Argentina Floating Rate Bond 6.625% 3/31/2005                                      403,638

     1,000,000      United Mexican States Discount Floating Rate Note A 6.45% 12/31/2019                           822,500

     250,000        United Mexican States Discount Floating Rate Note B 6.39% 12/31/2019
                    (1,536,000 United Mexican States Oil Recovery Rights)                                          205,625

     250,000        Yangming Marine Transport Corporation 2.00% 10/6/2001                                          288,438

U.S. Dollar Convertible Bonds
 .............................
     350,000        Cheil Jedang Corporation 3.00% 12/31/2006                                                      420,000

     150,000        Far Eastern Textile 4.00% 10/7/2006                                                            180,000

     450,000        Scandinavian Broadcasting System SA 7.25% 8/1/2005                                             451,688

     150,000        Sincere Navigation Corporation 3.75% 5/26/2003                                                 166,875
                                                                                     -------------------------------------------
                                                                                     Total Long-Term Fixed
                                                                                     Income Obligations
                                                                                     (cost basis $7,363,484)       7,504,410
                                                                                     -------------------------------------------


                                                                                     -------------------------------------------
                                                                                     Total Long-Term Investments
                                                                                     (cost basis $80,687,501)      82,157,824
                                                                                     -------------------------------------------


The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL INTERNATIONAL FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Par Value      Commercial Paper (5.0%)                                                                        Market Value
===============================================================================================================================

     $1,147,000     AT&T Capital Corporation 5.40% 11/4/96                                                         $1,146,484
     919,000        American Home Products, Inc. 5.28% 11/1/96                                                     919,000
     1,534,000      Viacom, Inc. 5.60% 11/6/96                                                                     1,532,807
     756,000        Weyerhauser Mortgage, Inc. 5.30% 11/1/96                                                       756,000
                                                                                     -------------------------------------------
                                                                                     Total Commercial Paper
                                                                                     (amortized cost $4,354,291)   4,354,291
                                                                                     -------------------------------------------



                                                                                     -------------------------------------------
                                                                                     TOTAL INVESTMENTS
                                                                                     (amortized cost basis $85,041,792)
                                                                                                                   $86,512,115
                                                                                     -------------------------------------------


The accompanying notes to the financial statements are an integral part of this schedule.

THE AAL UTILITES FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996


The Fund Seeks : Current income, long-term growth of income and capital growth by investing primarily in public utility securities.

The Fund Is : A diversified portfolio of stocks and bonds of companies in the public utilities industry. The Fund may also invest in fixed-income investments and cash equivalents under appropriate conditions.

     Shares         Common Stocks (83.5%)                                                                          Market Value
===============================================================================================================================

Electric (49.7%)
 ................
     54,000         Baltimore Gas & Electric Company                                                               $1,471,500
                    (Provides electricity and natural gas service to the state of Maryland)

     56,400         Boston Edison Company                                                                          1,353,600
                    (Provides electricity to Boston and surrounding areas)

     92,000         Carolina Power & Light Company                                                                 3,323,500
                    (Provides electricity to portions of North and South Carolina)

     73,000         Central & Southwest Corporation                                                                1,934,500
                    (Electric utility holding company in Texas and Oklahoma)

     38,000         CINergy Corporation                                                                            1,258,750
                    (Produces, transmits and distributes electricity to southwestern Ohio, Kentucky and most of Indiana)

     110,000        CMS Energy Corporation                                                                         3,478,750
                    (Distributes electricity and natural gas throughout Michigan)

     22,650         Consolidated Edison Company of New York                                                        662,512
                    (Supplies electricity to New York City and most of Westchester County, N.Y.)

     26,000         Delmarva Power & Light Company                                                                 516,750
                    (Provides electric service for Delaware and parts of Maryland and Virginia)

     28,000         Dominion Resources, Inc.                                                                       1,057,000
                    (Holding company whose subsidiary provides electricity in Virginia and North Carolina)

     41,515         Duke Power Company                                                                             2,029,046
                    (Provides electricity to sections of North Carolina and South Carolina)

     42,265         Empresa Nacional Electric ADR                                                                  2,599,297
                    (Provides electricity in Spain)

     93,650         Entergy Corporation                                                                            2,622,200
                    (Holding company whose subsidiaries provide electricity to Arkansas, Louisiana, Mississippi, and Missouri)

     64,650         FPL Group, Incorporated                                                                        2,973,900
                    (Diversified electric utility holding company whose major asset is Florida Power &
                    Light Company)

     90,200         General Public Utilities Corporation                                                           2,965,325
                    (Electric utility holding company)

     45,000         Huaneng Power International, Incorporated ADR                                                  686,250
                    (Develops, constructs, owns and operates large coal-fired power plants throughout China)

     39,800         KU Energy Corporation                                                                          1,179,075
                    (Holding company for Kentucky Utilities which provides electric services)

     38,000         National Power ADR                                                                             1,030,750
                    (Generates and sells electricity in England and Wales)


The accompanying notes to the financial statements are an integral part of this schedule.



THE AAL UTILITIES FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (83.5%)                                                                          Market Value
===============================================================================================================================

     52,720         New England Electric System                                                                    $1,779,300
                    (Provides electricity to Massachusetts, New Hampshire, and Rhode Island through its subsidiaries)

     112,500        NIPSCO Industries Incorporated                                                                 4,260,938
                    (Holding company whose subsidiary provides electricity and gas to 1/3 of Indiana)

     35,000         Oklahoma Gas & Electric Company                                                                1,369,375
                    (Provides electricity to wholesale and retail customers in Oklahoma and western Arkansas)

     57,000         PacifiCorp  1,204,125  (Conducts retail electric service through two divisions,  Pacific Power & Light and Utah Power & Light which serve portions of
                    Idaho, California, Montana, Oregon, Utah, Washington and Wyoming)

     38,000         Pacific Gas & Electric Company                                                                 893,000
                    (Provides electric and natural gas service throughout most of northern and central California)

     132,000        Pinnacle West Capital Corporation                                                              4,075,500
                    (Utility holding company for Arizona Public Service Company)

     49,000         PowerGen ADR                                                                                   1,641,500
                    (Generation and sale of electricity to England and Wales)

     75,000         P P & L Resources, Inc.                                                                        1,753,125
                    (Holding company for Pennsylvania Power & Light that provides power to customers in central eastern Pennsylvania)

     39,000         Public Service Company of Colorado                                                             1,443,000
                    (Provides electricity and natural gas to Colorado)

     33,500         Public Service Enterprise Group, Inc.                                                          900,312
                    (Holding company for Public Service Electric & Gas whose subsidiary provides electricity and natural gas to New Jersey)

     110,805        Southern Company                                                                               2,451,561
                    (Parent company of five electric companies which provides service for most of the Southeast)

     58,000         Southwestern Public Service Company                                                            1,972,000
                    (Provides electric energy & utility engineering services to portions of New Mexico, Texas,
                    Oklahoma, and Kansas)

     153,000        TECO Energy Incorporated                                                                       3,767,625
                    (Holding company of Tampa Electric Company whose subsidiary provides electricity to west central Florida)

     36,000         Texas Utilities Company                                                                        1,458,000
                    (Holding company of Texas Utilities Electric Company whose subsidiary provides electricity to northcentral, eastern and western parts of Texas)

     25,000         Unicom Corporation                                                                             650,000
                    (Provides electricity to areas of Chicago metropolitan and northern Illinois)

     36,000         Union Electric Company                                                                         1,390,500
                    (Provides electric service in Missouri and Illinois)

     32,085         Wisconsin Energy Corporation                                                                   870,306
                    (Provides electricity and some gas to portions of Wisconsin and Michigan)

     33,500         WPL Holdings, Inc.                                                                             942,188
                    (Holding company for Wisconsin Power & Light Company whose subsidiary provides electricity, natural gas and water to south-central Wisconsin)
                                                                                     -------------------------------------------
                                                                                     Total Electric                63,965,060
                                                                                     -------------------------------------------



Energy (3.6%)
 .............
     15,000         Coastal Corporation                                                                            645,000
                    (Owns and operates natural gas pipeline, stores oil, gas, coal, etc.)

     14,000         Exxon Corporation                                                                              1,240,750
                    (World's largest oil company)


The accompanying notes to the financial statements are an integral part of this schedule.



THE AAL UTILITIES FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (83.5%)                                                                          Market Value
===============================================================================================================================

Energy (3.6%) - continued
 .........................
     12,000         Consolidated Natural Gas Company                                                               $637,500
                    (Public utility holding company for natural gas)

     19,000         PanEnergy Corporation                                                                          731,500
                    (Holding company whose subsidiaries transport and sell natural gas)

     18,000         Questar Corporation                                                                            648,000
                    (Holding company for natural gas which also produces and sells oil)

     14,000         Sonat Inc.                                                                                     689,500
                    (Transmits natural gas and markets natural gas and electric power)
                                                                                     -------------------------------------------
                                                                                     Total Energy                  4,592,250
                                                                                     -------------------------------------------

Media (1.0%)
 ............
     78,800         U.S. West Media Group                                                                          1,231,250
                    (Provides multimedia services over wireless networks, cable television and publishes the
                    White and Yellow pages)
                                                                                     -------------------------------------------
                                                                                     Total Media                   1,231,250
                                                                                     -------------------------------------------

Telecommunications (29.2%)
 ..........................
     55,000         Airtouch Communications, Inc.                                                                  1,436,875
                    (Provides wireless telecommunication services to customers worldwide)

     63,600         American Telephone & Telegraph Company                                                         2,218,050
                    (Operates domestically and internationally providing communication products, services and systems)

     52,870         Ameritech Corporation                                                                          2,894,633
                    (Telecommunications firm serving five midwestern states)

     35,300         Bell Atlantic Corporation                                                                      2,126,825
                    (Owns and operates telephone subsidiaries and provides cellular services in the
                    Mid-Atlantic states and the District of Columbia)

     48,000         BellSouth Corporation                                                                          1,956,000
                    (Holding company, provides telecommunications services in nine southeastern states)

     90,000         Cable & Wireless plc ADR                                                                       2,148,750
                    (International provider of telecommunications services in more than 50 countries)

     26,000         Cincinnati Bell, Inc.                                                                          1,283,750
                    (Provides telecommunication services and products to customers in southwestern Ohio, northern Kentucky and Indiana.)

     66,400         Frontier Corporation                                                                           1,925,600
                    (Holding company, provides long distance telecommunications nationally)



     71,000         GTE Corporation                                                                                2,990,875
                    (Provides local telephone and mobil-cellular services to customers in 28 states,
                    British Columbia and Quebec in Canada, the Dominican Republic and Venezuela)

     20,611         Lucent Technologies, Inc.                                                                      968,717
                    (Designs and provides a wide range of public and private networks, communications systems and software and microelectronics components)

     119,000        MCI Communications Corporation                                                                 2,989,875
                    (Offers consumers & businesses long distance, wireless, local access, paging, etc.)

     5,000          PT Indosat ADR                                                                                 150,625
                    (Provides international telecommunications services to Indonesia)

     79,185         SBC Communications Incorporated                                                                3,850,371
                    (Holding company whose subsidiaries provide communication services ranging from a local basis to an international one)

     30,000         Telefonica de Argentina ADR                                                                    697,500
                    (Monopoly provider of local and long distance telecommunication services in southern Argentina)


The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL UTILITES FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Shares         Common Stocks (83.5%)                                                                          Market Value
===============================================================================================================================

Telecommunications (29.2%) - continued
 ......................................
     74,200         Telefonica de Espana ADR                                                                       $4,470,550
                    (Supplies telephone service in Spain that includes domestic, international, mobile and news transmitting)

     78,800         U S WEST, Incorporated                                                                         2,393,550
                    (Telecommunications firm serving 14 western states from Arizona to Washington)

     125,000        WorldCom, Inc.                                                                                 3,046,875
                    (Offers domestic and international voice, data, and video products and services to business customers, other carriers and the residential market)
                                                                                     -------------------------------------------
                                                                                     Total Telecommunications      37,549,421
                                                                                     -------------------------------------------



                                                                                     -------------------------------------------
                                                                                     Total Common Stocks
                                                                                     (cost basis $97,279,196)      107,337,981
                                                                                     -------------------------------------------



     Par Value      Long-Term Fixed Income Obligations (7.9%)
===============================================================================================================================

     $1,500,000     Illinois Power Corporation 6.75% 3/15/2005                                                     1,475,017
                    (Provides electricity and natural gas to parts of northern, central and southern Illinois)

     1,000,000      K.C. Power and Light 5.60% 3/10/1998                                                           994,494
                    (Provides electricity to western Missouri and eastern Kansas)

     1,000,000      Potomac Electric Power 9.00% 4/15/2000                                                         1,059,610
                    (Generates, transmits, distributes and sells electric energy in parts of Maryland)

     20,000         Texas Utilities Electric 8.125% 2/1/2002                                                       21,301
                    (Holding company whose subsidiary provides electricity in Texas)

     1,650,000      Texas Utilities Electric 9.75% 5/1/2021                                                        1,887,385
                    (Holding company whose subsidiary provides electricity in Texas)

     1,000,000      Union Electric Company 6.875% 8/1/2004                                                         1,008,488
                    (Provides electric services in Missouri and Illinois)

     3,150,000      U.S. Treasury Note 6.875% 3/31/2000                                                            3,233,299

     500,000        U.S. Treasury Note 7.50% 11/15/2016                                                            540,780
                                                                                     -------------------------------------------
                                                                                     Total Long-Term Fixed
                                                                                     Income Obligations
                                                                                     (amortized cost basis $10,056,799)
                                                                                                                   10,220,374
                                                                                     -------------------------------------------



                                                                                     -------------------------------------------
                                                                                     Total Long-Term Investments
                                                                                     (amortized cost basis $107,335,995)
                                                                                                                   117,558,355
                                                                                     -------------------------------------------


The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL UTILITIES FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


     Par Value      Short-Term Obligations (8.6%)                                                                  Market Value
===============================================================================================================================

     $785,533       American Family Insurance Company                                                              $785,533
     3,343,000      Consolidated Natural Gas Company 5.23% 11/13/96                                                3,337,172
     2,000,000      GTE Capital Corporation 5.29% 11/15/96                                                         1,995,886
     335,895        Johnson Controls, Inc.                                                                         335,895
     3,400,000      Merrill Lynch & Company 5.38% 11/6/96                                                          3,397,459
     1,276,793      Wisconsin Electric Power Company                                                               1,276,793
                                                                                     -------------------------------------------
                                                                                     Total Short-Term Obligations
                                                                                     (amortized cost basis $11,128,738)
                                                                                                                   11,128,738
                                                                                     -------------------------------------------



                                                                                     -------------------------------------------
                                                                                     TOTAL INVESTMENTS (100.0%)
                                                                                     (amortized cost basis $118,464,733)
                                                                                                                   $128,687,093
                                                                                     -------------------------------------------

THE AAL BOND FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996


The Fund Seeks : High level of current income consistent with capital preservation.

The Fund Is : A diversified portfolio of investment grade bonds and other debt securities which for the most part will include corporate debt issues, U.S. Government Bonds, Government National Mortgage Association (GNMA) securities and other debt-based investments.

Principal Amount    Long-Term Obligations (99.2%)                               Interest Rate       Maturity Date       Market Value
====================================================================================================================================

U.S. Government Agency Obligations (28.2%)
 ..........................................
$4,001,398          Federal Home Loan Mortgage
                    Corporation #M90345                                         7.000%              5/1/99              $4,053,132

5,011,254           Federal Home Loan Mortgage
                    Corporation #L90123                                         7.000               6/1/99              5,076,045

8,998,867           Federal Home Loan Mortgage
                    Corporation #M90346                                         7.000               6/1/99              9,115,213

7,000,000           Federal Home Loan Mortgage
                    Corporation REMIC Trust Series 1300-G                       7.250               12/15/2005          7,125,783

4,000,000           Federal Home Loan Mortgage
                    Corporation REMIC Trust Series 1219-H                       7.500               8/15/2006           4,099,556

9,428,885           Federal Home Loan Mortgage
                    Corporation Pool #G10380                                    7.000               8/1/2010            9,443,566

2,458,611           Federal Home Loan Mortgage
                    Corporation REMIC Trust Series 1303-G                       7.750               8/15/2018           2,472,893

6,258,240           Federal Home Loan Mortgage
                    Corporation REMIC Trust Series 1062-G                       7.000               4/15/2019           6,303,981

1,000,000           Federal Home Loan Mortgage
                    Corporation REMIC Trust Series 1721-G                       7.500               8/15/2022           1,033,189

1,497,702           Federal National Mortgage Association
                    Pool #124264                                                7.500               3/1/99              1,530,994

1,248,886           Federal National Mortgage Association
                    Pool #143273                                                7.500               12/1/2007           1,268,393

6,814,290           Federal National Mortgage Association
                    Pool #44046                                                 7.500               2/1/2014            6,930,330

5,000,000           Federal National Mortgage Association
                    REMIC Trust Series 1993-G26 PE                              5.900               7/25/2015           4,942,895

23,509,290          Government National Mortgage
                    Association Pool #780213                                    7.500               8/15/2025           23,607,535

31,258,149          Government National Mortgage
                    Association Pool #780212                                    8.000               8/15/2025           31,995,535
                                                                                ----------------------------------------------------
                                                                                Total U.S. Government
                                                                                Agency Obligations                      118,999,040
                                                                                ----------------------------------------------------


The accompanying notes to the financial statements are an integral part of this schedule.



THE AAL BOND FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


Principal Amount    Long-Term Obligations (99.2%)                               Interest Rate       Maturity Date       Market Value
====================================================================================================================================

U.S. Government Obligations (9.4%)
 ..................................
$31,000,000         U.S. Treasury Bonds                                         6.375%              5/15/99             $31,364,436
2,000,000           U.S. Treasury Bonds                                         6.250               10/31/2001          2,013,434
1,000,000           U.S. Treasury Bonds                                         5.750               8/15/2003           973,788
5,000,000           U.S. Treasury Bonds                                         7.000               7/15/2006           5,223,430
                                                                                ----------------------------------------------------
                                                                                Total U.S. Government Obligations       39,575,088
                                                                                ----------------------------------------------------


Collateralized Mortgage Obligations (10.4%)
 ...........................................
3,000,000           Associates Housing Services
                    Series 1996-1 Class M                                       7.900               3/15/2027           3,066,537

10,000,000          ContiMortgage Home Equity Loan
                    Trust Series 1996-2 Class A4                                6.850               4/15/2011           10,080,490

4,671,234           ContiMortgage Home Equity Loan
                    Trust Series 1996-3 Class A1                                6.760               2/15/2011           4,687,392

12,900,000          Citicorp Mortgage Securities, Inc.
                    Series 1994-8 Class A3                                      6.250               5/25/2024           12,748,928

5,000,000           Green Tree Financial Corporation
                    Series 1996-6 Class A6                                      7.950               9/15/2027           5,200,025

5,000,000           Green Tree Financial Corporation
                    Series 1996-7 Class A6                                      7.650               10/15/2027          5,176,545

3,000,000           Green Tree Home Equity Loans
                    Series 1996-D                                               8.100               9/15/2027           3,108,417
                                                                                ----------------------------------------------------
                                                                                Total Collateralized
                                                                                Mortgage Obligations                    44,068,334



                                                                                ----------------------------------------------------
Corporate Obligations (51.2%)
 .............................
5,000,000           Aetna Services, Inc.                                        6.970               8/15/2036           5,077,070

4,000,000           Allegiance Corp.                                            7.000               10/15/2026          4,041,268

5,000,000           American Airlines, Inc. Series C-2                          9.730               9/29/2014           5,739,145

5,000,000           AT&T Capital Corporation                                    6.240               5/15/98             5,015,960

5,000,000           Baltimore Gas & Electric Company                            5.500               7/15/2000           4,864,025

6,000,000           Bank America Corp.                                          7.200               9/15/2002           6,159,342

10,000,000          Coca-Cola Enterprise                                        7.000               10/1/2026           10,221,030

4,000,000           Conagra Incorporated                                        7.125               10/1/2026           4,092,232

5,555,000           Dean Witter Discover & Company                              6.250               3/15/2000           5,535,146

10,000,000          Delta Air Lines, Inc                                        10.500              4/30/2016           12,277,790

4,500,000           Enron Corporation                                           6.750               9/15/2004           4,469,477

5,000,000           Federal Express Corporation Series B2                       9.875               4/1/2002            5,711,000

4,945,823           Federal Express Corporation Series 93-A                     7.110               1/2/2014            4,857,634

5,000,000           First National Bank of Chicago                              8.080               1/5/2018            5,338,375

5,000,000           First Union Corporation                                     6.824               8/1/2026            5,064,515

5,500,000           Florida Power & Light Company                               6.875               4/1/2004            5,473,210

5,000,000           Ford Motor Credit Company                                   7.250               10/1/2008           5,098,490

5,000,000           Gulf State Utilities Corp. Series A                         8.250               4/1/2004            5,201,610

5,000,000           Harris Corporation Series A                                 6.650               8/1/2006            5,043,665



The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL BOND FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


Principal Amount   Long-Term Obligations (99.2%)                                Interest Rate       Maturity Date       Market Value
====================================================================================================================================

Corporate Obligations (51.2%) - continued
 ..........................................
$3,870,000          Ingersoll-Rand Company                                      6.480%              6/1/2025            $3,809,957

9,887,100           Korea Electric Power Company                                7.400               4/1/2016            9,954,144

5,000,000           Lehman Brothers Holdings                                    7.250               10/15/2003          5,024,375

9,975,000           McDonnell Douglas Corporation                               9.750               4/1/2012            12,420,192

2,500,000           Merrill Lynch & Company, Inc.                               8.000               2/1/2002            2,647,327

5,000,000           News America Holdings                                       10.125              10/15/2012          5,790,355

2,000,000           Pennzoil Company                                            10.250              11/1/2005           2,385,522

5,000,000           Puget Sound Power & Light Company Series A                  7.875               10/1/2097           5,088,445

5,000,000           Quebec Providence Series A                                  6.890               4/15/2026           5,037,660

5,000,000           Salomon, Inc.                                               7.250               5/1/2001            5,063,085

5,000,000           Sears Roebuck Acceptance Corporation                        6.800               10/9/2002           5,033,705

7,000,000           Southwest Airlines Company
                    Series 1995 Class A3                                        7.220               7/1/2013            7,113,323

5,000,000           Telstra Corporation Ltd.                                    6.500               11/28/2005          4,875,000

7,500,000           Time Warner Entertainment, Inc.                             9.625               5/1/2002            8,413,875

5,500,000           Union Electric Company                                      6.750               5/1/2008            5,462,704

4,500,000           UpJohn Company                                              5.875               4/15/2000           4,453,484

4,000,000           Western Resources, Inc.                                     7.250               7/1/99              4,095,436

5,000,000           WMX Technologies, Inc.                                      7.100               8/1/2026            5,160,910

5,000,000           Whitman Corporation                                         7.290               9/15/2026           5,137,515
                                                                                ----------------------------------------------------
                                                                                Total Corporate Obligations             216,247,998
                                                                                ----------------------------------------------------


                                                                                ----------------------------------------------------
                                                                                Total Long-Term Obligations
                                                                                (amortized cost basis $415,636,386)     418,890,460
                                                                                ----------------------------------------------------




                    Short-Term Tax-Exempt Variable Rate Obligations (0.8%)
====================================================================================================================================

2,398,279           American Family Insurance Company                                                                   2,398,279

650                 General Mills Company                                                                               650

866,910             Pitney Bowes Credit Corporation                                                                     866,910

341,128             Wisconsin Electric Power Company                                                                    341,128
                                                                                ----------------------------------------------------
                                                                                Total Short-Term Variable Rate
                                                                                Obligations (cost basis $3,606,967)     3,606,967
                                                                                ----------------------------------------------------


                                                                                ----------------------------------------------------
                                                                                TOTAL INVESTMENTS (100%)
                                                                                (amortized cost basis $419,243,353)     $422,497,427
                                                                                ----------------------------------------------------


The accompanying notes to the financial statements are an integral part of this schedule.




THE AAL MUNICIPAL BOND FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996


The Fund Seeks : High level of current income that is exempt from federal income taxes, consistent with capital preservation.

The Fund Is : A diversified portfolio of at least 80% investment grade municipal securities exempt from federal income taxation.


Principal Amount    Municipal Bonds (97.9%)                                     Interest Rate       Maturity Date       Market Value
====================================================================================================================================

Alabama (0.4%)
 ..............
$2,000,000          Alabama Special Care Facility Finance
                    Authority (Daughters of Charity System)                     5.570%              11/1/2025           $1,785,000
                                                                                ----------------------------------------------------
                                                                                Total Alabama                           1,785,000
                                                                                ----------------------------------------------------
Alaska (0.2%)
 .............
800,000             Alaska State Housing Finance Corporation
                    Revenue Bonds (MBIA Insured)                                6.050               12/1/2017           796,000
                                                                                ----------------------------------------------------
                                                                                Total Alaska                            796,000
                                                                                ----------------------------------------------------
Arizona (4.9%)
 ..............
2,500,000           Arizona State Student Loan Marketing
                    Corporation Revenue Bonds                                   6.850               9/1/99              2,618,750

12,920,000          Arizona State Student Loan Marketing
                    Corporation Revenue Bonds                                   6.550               3/1/99              13,339,900

5,000,000           Salt River Arizona Project Revenue Bonds                    5.500               1/1/2019            4,875,000
                                                                                ----------------------------------------------------
                                                                                Total Arizona                           20,833,650
                                                                                ----------------------------------------------------
California (13.4%)
 ..................
960,000             California Housing Finance Authority
                    Revenue Bonds                                               7.750               8/1/2017            1,012,800

4,855,000           Contra Costa County California Home
                    Mortgage Revenue Bonds
                    (Escrowed to Maturity)                                      7.500               5/1/2014            5,807,794

7,780,000           East Bay Municipal Utility District
                    California Water System Revenue Bonds                       5.000               6/1/2026            7,011,725

1,335,000           Foothill/Eastern Transportation
                    California Toll Road Revenue Bonds, Series A                0.000               1/1/2005            831,037

5,000,000           Foothill/Eastern Transportation
                    California Toll Road Revenue Bonds, Series A                0.000               1/1/2009            3,156,250

5,000,000           Foothill/Eastern Transportation
                    California Toll Road Revenue Bonds, Series A                0.000               1/1/2010            3,156,250

5,000,000           Foothill/Eastern Transportation
                    California Toll Road Revenue Bonds, Series A                0.000               1/1/2011            3,162,500

6,000,000           Foothill/Eastern Transportation
                    California Toll Road Revenue Bonds, Series A                0.000               1/1/2013            3,817,500

7,145,000           Foothill/Eastern Transportation
                    California Toll Road Revenue Bonds, Series A                0.000               1/1/2014            4,537,075



The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL MUNICIPAL BOND FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


Principal Amount    Municipal Bonds (97.9%)                                     Interest Rate       Maturity Date       Market Value
====================================================================================================================================

California (13.4%) - continued
 ...............................
10,000,000          Foothill/Eastern Transportation
                    California Toll Road Revenue Bonds, Series A                5.000               1/1/2035            $8,400,000

$605,000            Foothill/Eastern Transportation
                    California Toll Road Revenue Bonds, Series A                0.000%              1/1/2012            381,906

4,200,000           Fresno, California Sewer Revenue Bonds,
                    Series 1993 A-1 (AMBAC Insured)                             6.250               9/1/2014            4,609,500

3,500,000           Orange County California Transit Authority,
                    Sales Tax Revenue Bonds, Series 1992 M
                    (MBIA Insured)                                              6.000               2/15/2009           3,705,625

4,000,000           Pomona California Single Family Housing
                    Revenue Bonds (Escrowed to Maturity)                        7.600               5/1/2023            4,995,000

3,000,000           South California Public Power Authority
                    Project Revenue Bonds (MBIA Insured)                        5.000               7/1/2022            2,703,750
                                                                                ----------------------------------------------------
                                                                                Total California                        57,288,712
                                                                                ----------------------------------------------------
Colorado (0.9%)
 ...............
2,250,000           Colorado Housing Single Family
                    Mortgage Revenue Bonds                                      7.250               11/1/2031           2,382,188

1,255,000           Colorado Springs Utilities Revenue Bonds                    5.750               11/15/2023          1,267,550
                                                                                ----------------------------------------------------
                                                                                Total Colorado                          3,649,738
                                                                                ----------------------------------------------------
Connecticut (0.6%)
 ..................
2,910,000           Connecticut State G.O. Bonds                                5.125               8/15/2014           2,775,412
                                                                                ----------------------------------------------------
                                                                                Total Connecticut                       2,775,412
                                                                                ----------------------------------------------------
District of Columbia (1.9%)
 ...........................
4,175,000           District of Columbia G.O. Bonds, Series
                    1993 A (MBIA Insured)                                       7.000               6/1/98              4,265,431

3,700,000           District of Columbia G.O., Howard
                    University Revenue Bonds                                    7.250               10/1/2011           4,037,625
                                                                                ----------------------------------------------------
                                                                                Total District of Columbia              8,303,056



                                                                                ----------------------------------------------------
Florida (5.1%)
 ..............
2,000,000           Orange County, Florida Health Facilities
                    Authority Bonds (MBIA Insured)                              6.250               10/1/2018           2,152,500

6,200,000           Florida State Turnpike Authority
                    Revenue Bonds (FGIC Insured)                                5.000               7/1/2019            5,696,250

1,900,000           Orlando Florida Utility Community
                    Water & Electric Revenue Bonds                              5.000               10/1/2020           1,712,375

3,000,000           Orlando Florida Utility Community
                    Water & Electric Revenue Bonds                              5.250               10/1/2023           2,790,000

8,090,000           Orlando Florida Utility Community
                    Water & Electric Revenue Bonds                              5.250               10/1/2023           7,523,700

2,050,000           Venice Health Care Revenue Bonds
                    (Secours Health System Project)
                    (MBIA Insured)                                              5.625               8/15/2026           2,014,125
                                                                                ----------------------------------------------------
                                                                                Total Florida                           21,888,950
                                                                                ----------------------------------------------------


The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL MUNICIPAL BOND FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


Principal Amount    Municipal Bonds (97.9%)                                     Interest Rate       Maturity Date       Market Value
====================================================================================================================================

Georgia (2.0%)
 ..............
$4,000,000          Georgia Municipal Electric Authority Power
                    Revenue Bonds, Series Z (FGIC Insured)                      5.500%              1/1/2012            $4,025,000

1,690,000           Georgia Municipal Electric Authority Special
                    Obligation Bonds, Series 1993
                    (AMBAC Insured)                                             7.000               1/1/2008            1,932,937

335,000             Metropolitan Atlanta Rapid Transit
                    Authority Sales Tax Revenue Bonds,
                    Series 1983 E (Escrowed to Maturity)                        7.000               7/1/2011            377,294

2,000,000           Municipal Electric Authority Georgia
                    Revenue Bonds (MBIA Insured)                                6.500               1/1/2012            2,215,000
                                                                                ----------------------------------------------------
                                                                                Total Georgia                           8,550,231
                                                                                ----------------------------------------------------
Illinois (11.8%)
 ................
10,200,000          Chicago, Illinois Metropolitan Water,
                    Reclamation District G.O. Bonds                             5.500               12/1/2012           10,161,750

4,225,000           Cook County, Illinois G.O. Bonds
                    (FGIC Insured)                                              5.875               11/15/2022          4,225,000

2,250,000           Cook County, Illinois G.O. Bonds,
                    (FGIC Insured)                                              5.500               11/15/2022          2,143,125

4,200,000           Cook County, Illinois School District #25 -
                    Arlington Heights G.O. Bonds (FSA Insured)                  5.700               5/1/2013            4,215,750

5,620,000           Du Page County, Illinois Stormwater
                    Project, G.O. Bonds                                         5.600               1/1/2021            5,605,950

9,400,000           Hoffman Estates, Illinois Tax Increment
                    Revenue Bonds                                               0.000               5/15/2003           6,615,250

2,500,000           Illinois Regional Transit Authority
                    Revenue Bonds, Series A (FGIC Insured)                      6.700               11/1/2021           2,856,250

2,965,000           Kankakee County School District #111 -
                    Kankakee G.O. Bonds (FBIC Insured)                          5.250               1/1/2013            2,890,875

10,650,000          Metropolitan Pier and Exposition
                    Center Illinois Revenue Bonds                               7.000               7/1/2026            11,848,125
                                                                                ----------------------------------------------------
                                                                                Total Illinois                          50,562,075



                                                                                ----------------------------------------------------
Indiana (2.7%)
 ..............
2,000,000           Indiana Student Loan Authority
                    Revenue Bonds (AMBAC Insured)                               7.000               12/1/99             2,135,000

3,050,000           Indiana Transportation Finance
                    Authority (MBIA Insured)                                    7.250               6/1/2015            3,637,125

1,500,000           Indiana Transportation Finance Authority,
                    Airport Facilities Lease Revenue Bonds                      6.500               11/1/2007           1,595,625

650,000             Indiana State Toll Road Revenue
                    Bonds (Escrowed to Maturity)                                9.000               1/1/2015            889,687

1,125,000           Kokomo Indiana Hospital Authority
                    Revenue Bonds (St. Joseph Hospital)                         6.350               8/15/2013           1,095,469

2,000,000           Lawrence Township Indiana
                    Metropolitan School District G.O. Bonds                     6.875               7/5/2011            2,230,000
                                                                                ----------------------------------------------------
                                                                                Total Indiana                           11,582,906
                                                                                ----------------------------------------------------


The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL MUNICIPAL BOND FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


Principal Amount         Municipal Bonds (97.9%)                                Interest Rate       Maturity Date       Market Value
====================================================================================================================================

Iowa (0.6%)
 ............
$2,500,000               Iowa Student Loan Fund Marketing
                         Association, Inc., Student Loan Revenue
                         Bonds (AMBAC Insured)                                  6.750%              12/1/2001           $2,659,375
                                                                                ----------------------------------------------------
                                                                                Total Iowa                              2,659,375
                                                                                ----------------------------------------------------
Massachusetts (1.4%)
 ....................
1,000,000                Massachusetts State G.O. Bonds                         6.500               8/1/2011            1,063,750

5,000,000                New England Education Loan Marketing
                         Corp. Revenue Bonds                                    5.200               8/1/2002            5,025,000
                                                                                ----------------------------------------------------
                                                                                Total Massachusetts                     6,088,750
                                                                                ----------------------------------------------------
Michigan (4.9%)
 ...............
5,500,000                Michigan Public Power Agency Revenue
                         Refunding Bonds (Belle River Project)
                         (MBIA Insured)                                         5.000               1/1/2019            4,963,750

3,000,000                Michigan State Hospital Finance Authority
                         Revenue Bonds (Henry Ford Health System)               5.250               11/15/2020          2,790,000

5,000,000                Michigan State University Revenue Bonds
                         (AMBAC Insured)                                        5.000               2/15/2026           4,525,000

6,850,000                Royal Oak Michigan Hospital Finance
                         Authority Revenue Bonds (William
                         Beamont Hospital)                                      6.250               1/1/2012            7,338,063

1,500,000                Ypsilanti Michigan School District G.O.
                         Bonds (FBIC Insured)                                   5.375               5/1/2026            1,404,423
                                                                                ----------------------------------------------------
                                                                                Total Michigan                          21,021,236
                                                                                ----------------------------------------------------
Minnesota (0.4%)
 .................
1,815,000                Southern Minnesota Municipal Power Agency
                         Revenue Bonds, Series A (MBIA Insured)
                         (Escrowed to Maturity)                                 5.750               1/1/2018            1,860,375
                                                                                ----------------------------------------------------
                                                                                Total Minnesota                         1,860,375
                                                                                ----------------------------------------------------
Missouri (0.3%)
 ...............
1,265,000                Missouri State Housing Development
                         Revenue Bonds                                          9.375               4/1/2016            1,345,644
                                                                                ----------------------------------------------------
                                                                                Total Missouri                          1,345,644
                                                                                ----------------------------------------------------
Montana (1.1%)
 ...............
3,530,000                Montana State Board Housing Revenue
                         Bonds, Single Family Program, Series B-1               6.300%              6/1/2008            3,653,550

1,000,000                Montana State Housing Revenue Bonds                    6.400               12/1/2012           1,035,000
                                                                                ----------------------------------------------------
                                                                                Total Montana                           4,688,550
                                                                                ---------------------------------------------------
New Mexico (0.6%)
 .................
2,275,000                New Mexico Mortgage Finance
                         Authority Revenue Bonds, Series 1995 F                 7.000               1/1/2026            2,542,312
                                                                                ----------------------------------------------------
                                                                                Total New Mexico                        2,542,312
                                                                                ----------------------------------------------------


The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL MUNICIPAL BOND FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


Principal Amount    Municipal Bonds (97.9%)                                     Interest Rate       Maturity Date       Market Value
====================================================================================================================================

New York (16.5%)
 ................
$5,000,000          New York City G.O. Bonds                                    6.500%              2/15/2004           $5,243,750

5,000,000           New York Dormitory Authority State
                    University Educational Facilities
                    Revenue Bonds                                               5.250               5/15/2019           4,575,000

2,000,000           New York Dormitory Authority State
                    University Revenue Bonds                                    7.500               5/15/2013           2,340,000

3,500,000           New York Dormitory Authority State
                    University Revenue Bonds                                    5.875               5/15/2011           3,517,500

3,930,000           New York State Dormitory Authority
                    Court Facilities Revenue Bonds                              5.625               5/15/2013           3,758,062

5,000,000           New York Dormitory Authority State
                    University Revenue Bonds                                    5.875               5/15/2017           4,987,500

2,500,000           New York State Local Government
                    Assistance Corporation, Sales Tax
                    Revenue Bonds                                               5.250               4/1/2016            2,406,250

4,620,000           New York State Local Assistance
                    Corporation, Sales Tax Revenue Bonds                        5.000               4/1/2021            4,169,550

3,000,000           New York State Medical Care Facilities,
                    Finance Agency Revenue Bonds, Mental
                    Health Services (FSA Insured)                               5.375               2/15/2014           2,902,500

6,295,000           New York State Thruway Revenue Bonds                        5.750               4/1/2008            6,310,738

9,500,000           New York State Thruway Revenue Bonds                        5.600               4/1/2005            9,654,375

2,155,000           New York State Urban Development
                    Corporation Revenue Bonds                                   5.375               10/1/2023           1,942,194

6,960,000           Triborough Bridge and Tunnel Authority,
                    New York Convention Center Project Bonds,
                    Series 1990 E                                               7.250               1/1/2010            7,899,600

6,915,000           Triborough Bridge & Tunnel Authority                        5.000               1/1/2020            6,370,444

5,000,000           Triborough Bridge & Tunnel Authority                        5.000               1/1/2017            4,575,000
                                                                                ----------------------------------------------------
                                                                                Total New York                          70,652,463
                                                                                ----------------------------------------------------
North Carolina (3.1%)
 .....................
4,705,000           North Carolina Eastern Municipal
                    Power Agency Revenue Bonds                                  6.000               1/1/2026            4,693,238

1,845,000           North Carolina Eastern Municipal Power
                    Agency Revenue Bonds (FSA Insured)                          7.500               1/1/2010            2,207,081

2,155,000           North Carolina Municipal Power #1
                    Revenue Bonds (AMBAC Insured)                               5.000               1/1/2015            1,993,375

4,500,000           Randolph County, North Carolina
                    Certificates of Participation (MBIA Insured)                5.300               6/1/2015            4,353,750
                                                                                ----------------------------------------------------
                                                                                Total North Carolina                    13,247,444



                                                                                ----------------------------------------------------
Ohio (0.2%)
 ...........
1,090,000           Franklin County, Ohio G.O. Bonds                            5.400               12/1/2013           1,081,825
                                                                                ----------------------------------------------------
                                                                                Total Ohio                              1,081,825
                                                                                ----------------------------------------------------


The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL MUNICIPAL BOND FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


Principal Amount    Municipal Bonds (97.9%)                                     Interest Rate       Maturity Date       Market Value
====================================================================================================================================

Pennsylvania (3.3%)
 ...................
$3,005,000          Muhlenberg Pennsylvania School District
                    G.O. Bonds (MBIA Insured)                                   5.200%              4/1/2017            $2,866,019

8,825,000           Pennsylvania State Higher Education
                    Authority Revenue Bonds (FGIC Insured)                      6.800               12/1/2000           9,431,719

2,000,000           Philadelphia Pennsylvania Hospital Authority
                    Children's Hospital Revenue Bonds                           5.000               2/15/2021           1,780,000
                                                                                ----------------------------------------------------
                                                                                Total Pennsylvania                      14,077,738
                                                                                ----------------------------------------------------
South Carolina (0.7%)
 .....................
2,150,000           South Carolina Public Service Authority
                    Revenue Bonds (FGIC Insured)                                5.000               1/1/2025            1,913,500

1,260,000           Oconee County, South Carolina Pollution
                    Control Revenue Bonds (Duke Power)                          7.500               2/1/2017            1,365,525
                                                                                ----------------------------------------------------
                                                                                Total South Carolina                    3,279,025
                                                                                ----------------------------------------------------
Texas (7.3%)
 ............
2,405,000           Austin, Texas Public G.O. Bonds                             5.250               9/1/2010            2,374,938

2,470,000           Beaumont, Texas School District G.O. Bonds
                    (PSF Guaranteed)                                            5.000               2/15/2017           2,275,487

2,325,000           Beaumont, Texas School District G.O. Bonds
                    (PSF Guaranteed)                                            5.000               2/15/2016           2,162,250

5,000,000           Keller Texas Independent School District G.O.
                    Bonds (PSF Guaranteed)                                      5.125               8/15/2025           4,631,250

4,775,000           Lewisville, Texas Independent School District
                    G.O. Bonds (PSF Guaranteed)                                 5.250               8/15/2014           4,613,844

7,880,000           Waco Texas Health Facilities Development
                    Corporation (Daughters of Charity System)                   5.00                11/1/2020           7,082,150

7,050,000           Wylie Texas Independent School
                    District G.O. Bonds (PSF Guaranteed)                        7.000               8/15/2024           8,186,813
                                                                                ----------------------------------------------------
                                                                                Total Texas                             31,326,732
                                                                                ----------------------------------------------------
Utah (2.2%)
 ...........
1,100,000           Intermountain Power Agency Special
                    Obligation Revenue Bonds Series 1986 C                      5.000               7/1/2018            991,375

3,265,000           Utah Associated Municipal Power
                    System Revenue Bonds
                    Hunter Project (AMBAC Insured)                              5.000               7/1/2009            3,097,669

1,795,000           Utah State Housing Finance Agency                           7.250               7/1/2011            1,911,675

3,655,000           Intermountain Power Agency Special
                    Obligation Revenue Bonds, Series 1986 A                     5.000               7/1/2021            3,248,381
                                                                                ----------------------------------------------------
                                                                                Total Utah                              9,249,100



                                                                                ----------------------------------------------------
Virginia (0.5%)
 ...............
2,000,000           Virginia State Housing Development
Authority Revenue Bonds, Series B                                               6.700               1/1/2015            2,115,000
                                                                                ----------------------------------------------------
                                                                                Total Virginia                          2,115,000
                                                                                ----------------------------------------------------


The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL MUNICIPAL BOND FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED


Principal Amount         Municipal Bonds (97.9%)                                Interest Rate       Maturity Date       Market Value
====================================================================================================================================

Washington (6.2%)
 .................
$2,875,000               Pierce County, Washington School
                         District G.O. Bonds (AMBAC Insured)                    5.450%              12/1/2013           $2,835,469

1,485,000                Washington State Public Power Supply
                         System Project #3 Revenue Bonds                        5.150               7/1/2002            1,494,281

10,000,000               Washington State Public Power Supply
                         System Project #2 Revenue Bonds,
                         Series 1994 A                                          6.000               7/1/2007            10,462,500

6,195,000                Washington State Public Power Supply
                         System Project #3 Revenue Bonds,
                         (MBIA Insured)                                         5.700               7/1/2009            6,241,462

5,000,000                Washington State G.O. Bonds                            6.750               2/1/2015            5,712,500
                                                                                ----------------------------------------------------
                                                                                Total Washington                        26,746,212
                                                                                ----------------------------------------------------
Wisconsin (2.1%)
 ................
1,990,000                Wisconsin Housing and Economic
                         Development Authority Home Ownership
                         Revenue Bonds, Series 1990 D                           7.750               9/1/2010            2,101,938

570,000                  Wisconsin State Health & Educational
                         Facilities Authority Revenue Bond,
                         Medical College of Wisconsin                           4.950               12/1/2000           574,987

3,000,000                Wisconsin State Health & Educational
                         Facilities Authority Revenue Bond,
                         Sinai Samaritan Medical Center                         5.875               8/15/2026           2,996,250

1,000,000                Wisconsin State Health & Educational
                         Facilities Authority Revenue Bond,
                         Medical College of Wisconsin                           5.400               12/1/2004           1,022,500

1,000,000                Wisconsin State Health & Educational
                         Facilities Authority Revenue Bond,
                         Medical College of Wisconsin                           5.150               12/1/2002           1,015,000

1,240,000                Wisconsin State Health & Educational
                         Facilities Authority Revenue Bond,
                         Medical College of Wisconsin                           5.300               12/1/2003           1,264,800
                                                                                ----------------------------------------------------
                                                                                Total Wisconsin                         8,975,475
                                                                                ----------------------------------------------------
Wyoming (2.6%)
 ..............
3,930,000                Wyoming Community Development
                         Authority Single Family Mortgage
                         Revenue Bonds, Series B                                6.650               6/1/2013            4,111,762

5,765,000                Wyoming State Farm Loan Board
                         Capital Projects Facilities Revenue Bonds              5.750               10/1/2020           5,772,206

1,015,000                Wyoming State Farm Loan Board
                         Capital Facilities Revenue Bonds                       6.250               10/1/2008           1,083,512
                                                                                ----------------------------------------------------
                                                                                Total Wyoming                           10,967,480
                                                                                ----------------------------------------------------


                                                                                ----------------------------------------------------
                                                                                Total Municipal Bonds
                                                                                (amortized cost basis $402,263,670)
                                                                                                                        419,940,466
                                                                                ----------------------------------------------------


The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL MUNICIPAL BOND FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996


Principal Amount    Short-Term Tax-Exempt Variable Rate Obligations (2.1%)                                              Market Value
====================================================================================================================================

$9,018,134          Strong Municipal Money Market                                                                       $9,018,134
                                                                                ----------------------------------------------------
                                                                                Total Short-Term Tax-Exempt
                                                                                Variable Rate Obligations
                                                                                (cost basis $9,018,134)                 9,018,134
                                                                                ----------------------------------------------------


                                                                                ----------------------------------------------------
                                                                                TOTAL INVESTMENTS (100%)
                                                                                (amortized cost basis $411,281,804)
                                                                                $428,958,600
                                                                                ----------------------------------------------------




The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL MONEY MARKET FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996


The Fund Seeks : A high level of current income with capital preservation.

The Fund Is : A diversified portfolio of high-quality, short-term money market instruments.

Principal Amount    Commercial Paper (99.9%)                          Interest Rate Range*     Maturity Date Range      Market Value
====================================================================================================================================

$5,000,000          AT&T Corporation                                  5.25-5.37%               11/6-11/12/96            $4,993,620

6,000,000           American Express Credit Corporation               5.29-5.30                11/7/96                  5,994,708

2,000,000           American General Finance Corporation              5.30                     1/8/97                   1,979,978

5,000,000           Aristar Incorporated                              5.30-5.36                11/26-12/3/96            4,974,095

6,000,000           Associates Corporation of North America           5.32                     1/21/97                  5,928,180

5,000,000           Beneficial Corporation                            5.47                     11/14/96                 4,990,123

5,000,000           CIT Group Holdings Inc.                           5.28                     1/24/97                  4,938,400

6,000,000           CPC International                                 5.30                     11/18/96-1/23/97         5,955,833

3,000,000           Cargill Incorporated                              5.38                     12/5/96                  2,984,757

2,000,000           Coca-Cola Company                                 5.25                     12/6/96                  1,989,792

6,000,000           Countrywide Home Loans Incorporated               5.35-5.46                12/11/96-1/9/97          5,955,225

4,000,000           Eaton Corporation                                 5.37-5.39                12/12/96                 3,975,491

3,000,000           Ford Motor Credit Company                         5.29-5.50                11/13-12/16/96           2,989,627

6,000,000           General Electric Capital Services                 5.25-5.41                11/8/96-1/28/97          5,952,835

2,000,000           General Motors Acceptance Corporation             5.30-5.32                11/15/96                 1,995,870

2,500,000           Gillette Company                                  5.62                     11/1/96                  2,500,000

4,000,000           GMAC Medium Term Note                             7.75                     2/25/97                  4,030,930

3,000,000           GTE Corporation                                   5.30-5.31                11/13-12/17/96           2,989,682

5,000,000           Heller Financial, Inc.                            5.40-5.48                12/4-12/30/96            4,963,157

5,000,000           Household Finance Corporation                     5.28                     1/31/97                  4,933,267

6,000,000           International Business Machines
                    Credit Corporation                                5.32                     2/3/97                   5,916,653



5,000,000           International Lease Finance Corporation           5.32-5.48                1/6-1/15/97              4,947,907

6,000,000           John Deere Capital Corporation                    5.39-5.42                12/17/96-1/29/97         5,926,449

6,000,000           Lucent Technologies                               5.37-5.45                12/19-12/20/96           5,956,230

1,900,000           McGraw-Hill, Inc.                                 5.29                     12/3/96                  1,891,066

5,000,000           Merrill Lynch & Co., Inc.                         5.33-5.35                1/10-2/7/97              4,935,580

6,000,000           Norwest Financial, Inc.                           5.35-5.46                11/12-12/31/96           5,982,741

5,000,000           NYNEX Corporation                                 5.40-5.49                11/4-12/5/96             4,983,545

2,000,000           PHH Corporation                                   5.30                     11/19/96                 1,994,700

6,000,000           Philip Morris Companies, Inc.                     5.28-5.30                12/6/96-1/13/97          5,941,131

6,000,000           Sears Roebuck Acceptance Corporation              5.30-5.32                11/21/96-2/13/97         5,957,272

2,000,000           Sony Capital Corporation                          5.43                     12/18/96                 1,985,822



The accompanying notes to the financial statements are an integral part of this schedule.


THE AAL MONEY MARKET FUND SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 - CONTINUED

Principal Amount    Commercial Paper (99.9%) - continued              Interest Rate Range*     Maturity Date Range      Market Value
====================================================================================================================================
$6,000,000          Toyota Motor Credit Corporation                   5.34-5.39%               12/2/96-1/17/97          $5,955,332

6,000,000           Transamerica Finance Corporation                  5.31-5.41                1/2/96-2/10/97           5,921,297

6,000,000           Walt Disney Company                               5.38-5.40                11/20/96-1/6/97          5,963,162
                                                                                ----------------------------------------------------
                                                                                Total Commercial Paper                  159,274,457
                                                                                ----------------------------------------------------

                    Variable Rate Obligations (0.1%)
====================================================================================================================================

59,623              Wisconsin Electric Power Company                                                                    59,623
                                                                                ----------------------------------------------------
                                                                                Total Variable Rate Obligations         59,623
                                                                                ----------------------------------------------------


                                                                                ----------------------------------------------------
                                                                                TOTAL INVESTMENTS (100%)
                                                                                (amortized cost $159,334,080)           $159,334,080
                                                                                ----------------------------------------------------

*The interest rate shown reflects the coupon rate or, for the securities purchased at a discount, the discount rate at the date of purchase.



The accompanying notes to the financial statements are an integral part of this schedule.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 1996


                                                            The AAL             The AAL             The AAL        The AAL
                                                            Capital Growth      Mid Cap             Small Cap      International
                                                            Fund                Stock Fund          Stock Fund     Fund
====================================================================================================================================

Assets
 .......
Investments, at value                                       $1,569,627,678      $455,835,078        $22,521,910    $86,512,115
(Cost: $1,165,162,645, $422,661,366, $22,357,511
$85,041,792, $118,464,733, $419,243,353,
$411,281,804, and $159,334,080 respectively)
Unamortized organization & initial registration expense     --                  12,211              33,843         55,105
Dividends and interest receivable                           1,657,706           17,365              12,430         279,739
Prepaid expenses                                            78,761              52,389              2,008          40,113
Receivable from securities sold                             4,534,263           5,626,474           386,633        --
Receivable for forward contracts held                       --                  --                  --             30,411,710
Cash                                                        446,064             261,236             300,663        254,294
                                                            ------------------------------------------------------------------------
Total Assets                                                $1,576,344,472      $461,804,753        $23,257,487    $117,553,076
                                                            ------------------------------------------------------------------------


Liabilities
 ............
Payable for forward currency contracts held                 $--                 $--                 $--            $30,103,204
Payable for investments purchased                           29,980,113          8,769,713           1,358,572      511,659
Income distributions payable                                --                  --                  --             --
Redemptions payable                                         --                  --                  --             --
Payable to affiliate                                        1,136,837           398,074             17,500         96,665
Accrued expenses                                            509,083             221,959             62,862         86,519
                                                            ------------------------------------------------------------------------
Total Liabilities                                           31,626,033          9,389,746           1,438,934      30,798,047
                                                            ------------------------------------------------------------------------


Net Assets
 ..........
Trust capital (beneficial interest)                         1,063,908,460       339,200,069         20,912,566     82,700,097
Accumulated undistributed net investment income (loss)                          3,047,255           (2,604,766)    (57,514)
35,211
Accumulated net realized gain on investments                73,297,691          82,645,992          799,102        1,124,265
Net unrealized appreciation on:
   Investments                                              404,465,033         33,173,712          164,399        853,347
   Foreign currency contracts                               --                  --                  --             308,506
   Foreign currency related transactions                    --                  --                  --             2,115
                                                            ------------------------------------------------------------------------
Total Net Assets                                            1,544,718,439       452,415,007         21,818,553     86,755,029
                                                            ------------------------------------------------------------------------


                                                            ------------------------------------------------------------------------
Total Liabilities and Capital                               $1,576,344,472      $461,804,753        $23,257,487    $117,553,076
                                                            ------------------------------------------------------------------------

Shares of beneficial interest outstanding
(unlimited number of shares authorized)                     76,491,908          28,920,987          2,006,193      7,865,937
Net asset value per share                                   $20.19              $15.64              $10.88         $11.03
Maximum public offering price                               $21.20              $16.42              $11.41         $11.58


The accompanying notes to the financial statements are an integral part of this schedule.


                                                                                                    The AAL        The AAL
                                                            The AAL             The AAL             Municipal      Money Market
                                                            Utilities Fund      Bond Fund           Bond Fund      Fund
====================================================================================================================================
Assets
 .......
Investments, at value                                       $128,687,093        $422,497,427        $428,958,600   $159,334,080
(Cost: $1,165,162,645, $422,661,366, $22,357,511
$85,041,792, $118,464,733, $419,243,353,
$411,281,804, and $159,334,080 respectively)
Unamortized organization & initial registration expense     --                  --                  --             --
Dividends and interest receivable                           716,563             5,042,208           7,032,860      29,330
Prepaid expenses                                            40,091              23,123              32,282         43,328
Receivable from securities sold                             --                  2,216,763           4,000,000      --
Receivable for forward contracts held                       --                  --                  --             --
Cash                                                        78,767              227,639             1,578,411      96,864
                                                            ------------------------------------------------------------------------
Total Assets                                                $129,522,514        $430,007,160        $441,602,153   159,503,602
                                                            ------------------------------------------------------------------------


Liabilities
 ............
Payable for forward currency contracts held                 $--                 $--                 $--            $--
Payable for investments purchased                           --                  2,013,914           13,173,297     --
Income distributions payable                                --                  437,125             324,350        7,096
Redemptions payable                                         --                  --                  --             --
Payable to affiliate                                        87,217              292,338             264,092        6,824
Accrued expenses                                            57,647              211,387             310,482        412,051
                                                            ------------------------------------------------------------------------
Total Liabilities                                           144,864             2,954,764           14,072,221     425,971
                                                            ------------------------------------------------------------------------


Net Assets
 ..........
Trust capital (beneficial interest)                         118,809,477         442,233,907         402,813,067    159,042,420
Accumulated undistributed net investment income (loss)      1,766,699           763,659             96,451         41,917
35,211
Accumulated net realized gain on investments                (417,846)           (18,532,036)        6,998,152      --
Net unrealized appreciation on:
   Investments                                              10,222,360          3,254,074           17,676,796     --
   Foreign currency contracts                               --                  --                  --             --
   Foreign currency related transactions                    --                  --                  --             --
                                                            ------------------------------------------------------------------------
Total Net Assets                                            129,377,650         427,052,396         427,529,932    159,077,631
                                                            ------------------------------------------------------------------------


                                                            ------------------------------------------------------------------------
Total Liabilities and Capital                               $129,522,514        $430,007,160        $441,602,153   $159,503,602
                                                            ------------------------------------------------------------------------

Shares of beneficial interest outstanding
(unlimited number of shares authorized)                     11,767,078          43,647,941          38,174,022     159,077,631
Net asset value per share                                   $10.99              $9.78               $11.20         $1.00
Maximum public offering price                               $11.54              $10.27              $11.76

The accompanying notes to the financial statements are an integral part of this schedule.



STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED OCTOBER 31, 1996


                                                            The AAL             The AAL             The AAL        The AAL
                                                            Capital Growth      Mid Cap             Small Cap      International
                                                            Fund                Stock Fund          Stock Fund     Fund
====================================================================================================================================
Investment Income
 ..................
Dividends                                                   $12,283,024         $177,294            $4,795         $920,560
Taxable interest                                            972,377             250,904             32,907         300,312
Tax exempt interest                                         --                  --                  --             --
                                                            ------------------------------------------------------------------------
Total Investment Income                                     13,255,401          428,198             37,702         1,220,872
                                                            ------------------------------------------------------------------------


Expenses
 .........
Adviser fees                                                4,252,575           1,542,346           26,733         91,831
Sub-Adviser fees                                            --                  --                  --             275,493
Audit fees                                                  9,062               6,868               4,854          14,083
Custody fees                                                65,605              71,565              4,014          33,623
Administrative service and pricing fees                     19,038              19,462              13,381         33,379
Legal fees                                                  2,034               2,016               2,020          6,342
Amortization of organization & registration expense         --                  3,696               2,423          7,406
Printing and postage expense                                155,189             109,720             7,982          38,825
Distribution expense (12b-1)                                1,811,322           554,445             8,911          91,831
S.E.C. and state registration fees                          34,051              24,317              285            16,259
Transfer agent fees                                         1,087,479           549,899             18,328         146,541
Shareholder maintenance fee                                 279,093             135,869             2,808          31,250
Trustees fees and expenses                                  2,215               2,215               2,215          2,215
Other expenses                                              14,179              10,546              3,432          15,405
                                                            ------------------------------------------------------------------------
Total Expenses                                              7,731,842           3,032,964           97,386         804,483
                                                            ------------------------------------------------------------------------


Less reimbursement from Adviser                             --                  --                  (2,170)        --
                                                            ------------------------------------------------------------------------
Total Net Expenses                                          7,731,842           3,032,964           95,216         804,483
                                                            ------------------------------------------------------------------------


                                                            ------------------------------------------------------------------------
Net Investment Income (Loss)                                5,523,559           (2,604,766)         (57,514)       416,389
                                                            ------------------------------------------------------------------------


Realized and Unrealized Gains (Losses) on Investments
 .....................................................
Net realized gains (losses) on investment transactions      40,739,806          35,698,609          799,102        542,942
Net realized gains on foreign currency transactions         --                  --                  --             823,443
Increase (decrease) in unrealized appreciation
     on investments                                         66,832,112          (71,715,618)        164,399        (2,075,025)
Increase in unrealized appreciation on
     currency transactions                                  --                  --                  --             311,923
                                                            ------------------------------------------------------------------------
Net Realized & Unrealized Gains (Losses)
on Investments                                              107,571,918         (36,017,009)        963,501        (396,717)
                                                            ------------------------------------------------------------------------


                                                            ------------------------------------------------------------------------
Net Increase in Net Assets Resulting Operations             $113,095,477        $(38,621,775)       $905,987       $19,672
                                                            ------------------------------------------------------------------------


The accompanying notes to the financial statements are an integral part of this schedule.



                                                            The AAL                                 The AAL        The AAL
                                                            Utilities           The AAL             Municipal      Money Market
                                                            Fund                Bond Fund           Bond Fund      Fund
====================================================================================================================================

Investment Income
 ..................
Dividends                                                   $2,521,307          $     --            $     --       $     --
Taxable interest                                            700,129             15,125,674          246,196        3,714,992
Tax exempt interest                                         --                  --                  11,394,355     --
                                                            ------------------------------------------------------------------------
Total Investment Income                                     3,221,436           15,125,674          11,640,551     3,714,992
                                                            ------------------------------------------------------------------------


Expenses
 .........
Adviser fees                                                307,849             1,133,996           1,150,831      340,103
Sub-Adviser fees                                            --                  --                  --             --
Audit fees                                                  8,550               7,644               7,319          2,524
Custody fees                                                9,279               15,721              17,264         9,703
Administrative service and pricing fees                     18,494              19,487              23,361         20,079
Legal fees                                                  2,015               2,342               2,016          2,187
Amortization of organization & registration expense         4,552               --                  --             --
Printing and postage expense                                24,735              59,904              34,972         26,128
Distribution expense (12b-1)                                153,925             535,499             525,953        85,026
S.E.C. and state registration fees                          17,013              15,245              17,300         22,413
Transfer agent fees                                         140,710             219,502             122,736        197,326
Shareholder maintenance fee                                 25,012              62,864              33,166         35,895
Trustees fees and expenses                                  2,215               2,215               2,215          2,215
Other expenses                                              5,083               7,077               5,564          946
                                                            ------------------------------------------------------------------------
Total Expenses                                              719,432              2,081,496          1,942,697      744,545
                                                            ------------------------------------------------------------------------


Less reimbursement from Adviser                             --                     --               --             (425,130)
                                                            ------------------------------------------------------------------------
Total Net Expenses                                          719,432              2,081,496          1,942,697      319,415
                                                            ------------------------------------------------------------------------


                                                            ------------------------------------------------------------------------
Net Investment Income (Loss)                                2,502,004           13,044,178          9,697,854      3,395,577
                                                            ------------------------------------------------------------------------


Realized and Unrealized Gains (Losses) on Investments
 .....................................................
Net realized gains (losses) on investment transactions      422,765             (2,757,566)         2,174,130      --
Net realized gains on foreign currency transactions         --                  --                  --             --
Increase (decrease) in unrealized appreciation
     on investments                                         445,353             10,100,443          8,901,079      --
Increase in unrealized appreciation on
     currency transactions                                  --                  --                  --             --
                                                            ------------------------------------------------------------------------
Net Realized & Unrealized Gains (Losses)
on Investments                                              868,118             7,342,877           11,075,209     --
                                                            ------------------------------------------------------------------------

                                                            ------------------------------------------------------------------------
Net Increase in Assets Resulting Operations                 $3,370,122          $20,387,055         $20,773,063    $3,395,577
                                                            ------------------------------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

STATEMENT OF CHANGES IN NET ASSETS

                                      The AAL Capital Growth Fund      The AAL Mid Cap Stock Fund      The AAL Small Cap Stock Fund
                                      -----------------------------    ---------------------------     -----------------------------
                                      Year Ended     Six Months Ended  Year Ended    Six Months Ended  Year Ended   Six Months Ended
                                      4/30/96        10/31/96          4/30/96       10/31/96          4/30/96      10/31/96(a)
====================================================================================================================================
Operations
 ..........
Net investment income (loss)          $13,985,245    $5,523,559        $(2,485,777)  $(2,604,766)      $     --     $(57,514)
Net realized gains on
investment transactions               68,503,278     40,739,806        67,728,842    35,698,609        --           799,102
Net realized gains (losses) on
foreign currency transactions         --             --                --            --                --           --
Increase (decrease) in unrealized
appreciation on investments           189,806,057    66,832,112        70,556,642    (71,715,618)      --           164,399
Increase in unrealized appreciation
on foreign currency                   --             --                --            --                --           --
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations             272,294,580    113,095,477       135,799,707   (38,621,775)      --           905,987
----------------------------------------------------------------------------------------------------------------------------------


Distributions to Shareholders
 .............................
Dividends from net investment income  (14,682,748)   (6,322,002)       --            --                --           --
Capital gains distributions           (35,099,992)   --                --            --                --           --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions to Shareholders   (49,782,740)   (6,322,002)       --            --                --           --
----------------------------------------------------------------------------------------------------------------------------------


Trust Shares Transactions
 .........................
Purchases of trust shares             171,912,068    104,507,291       100,047,117   92,259,697        --           21,227,285
Income dividends reinvested           14,539,765     6,266,878         --            --                --           --
Capital gains distributions reinvested               34,786,821        --            --                --           --
--
Redemption of trust shares            (94,566,393)   (54,181,427)      (31,664,066)  (26,197,743)      --           (314,719)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Trust Capital         126,672,261    56,592,742        68,383,051    66,061,954        --           20,912,566
----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets            349,184,101    163,366,217       204,182,758   27,440,179        --           21,818,553
Net Assets Beginning of Period        1,032,168,121  1,381,352,222     220,792,070   424,974,828       --           --
Net Assets End of Period (1)          $1,381,352,222 $1,544,718,439    $424,974,828  $452,415,007      --           $21,818,553


(a) Since inception July 1, 1996.
(b) Since inception August 1, 1995.
(1) Including undistributed income of $3,845,699 and $3,047,255 for The AAL Capital Growth Fund; $0 and $(2,604,766) for The AAL Mid Cap Stock Fund; $0 and $(57,514) for The AAL Small Cap Stock Fund; $1,350,310 and $1,766,699 for The AAL International Fund; and $533,101 and $763,659 for The AAL Utilities Fund for each period respectively.

The accompanying notes to the financial statements are an integral part of this schedule.

                                        The AAL International Fund              The AAL Utilities Fund
                                        -------------------------------         -------------------------------
                                        Year Ended     Six Months Ended         Year Ended     Six Months Ended
                                        4/30/96 (b)    10/31/96                 4/30/96        10/31/96
====================================================================================================================================

Operations
 ..........
Net investment income (loss)            $172,634       $416,389                 $3,188,811     $2,502,004
Net realized gains on
investment transactions                 55,899         542,942                  (771,932)      422,765
Net realized gains (losses) on
foreign currency transactions           322,668        823,443                  --             --
Increase (decrease) in unrealized
appreciation on investments             3,251,893      (2,075,025)              10,947,842     445,353
Increase in unrealized appreciation
on foreign currency                     292,153        311,923                  --             --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations               4,095,247      19,672                   13,364,721     3,370,122
------------------------------------------------------------------------------------------------------------------------------------


Distributions to Shareholders
 .............................
Dividends from net investment income    (59,178)       --                       (2,958,088)    (2,271,446)
Capital gains distributions             (809)          --                       --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions to Shareholders     (59,987)       --                       (2,958,088)    (2,271,446)
------------------------------------------------------------------------------------------------------------------------------------


Trust Shares Transactions
 .........................
Purchases of trust shares               53,745,186     32,880,422               41,504,800     20,140,961
Income dividends reinvested             56,542         --                       2,809,415      2,118,070
Capital gains distributions reinvested  --             771                      --             --
--
Redemption of trust shares              (720,574)      (3,262,250)              (11,121,866)   (8,440,443)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Trust Capital           53,081,925     29,618,172               33,192,349     13,818,588
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets              57,117,185     29,637,844               43,598,982     14,917,264
Net Assets Beginning of Period          --             57,117,185               70,861,404     114,460,386
Net Assets End of Period (1)            $57,117,185    $86,755,029              $114,460,386   $129,377,650


(a) Since inception July 1, 1996.
(b) Since inception August 1, 1995.
(1) Including undistributed income of $3,845,699 and $3,047,255 for The AAL Capital Growth Fund; $0 and $(2,604,766) for The AAL Mid Cap Stock Fund; $0 and $(57,514) for The AAL Small Cap Stock Fund; $1,350,310 and $1,766,699 for The AAL International Fund; and $533,101 and $763,659 for The AAL Utilities Fund for each period respectively.

The accompanying notes to the financial statements are an integral part of this schedule.

STATEMENT OF CHANGES IN NET ASSETS

                                                                 The AAL Bond Fund
                                                                 -------------------------
                                                                 Year Ended                    Six Months Ended
                                                                 4/30/96                       10/31/96
====================================================================================================================================
Operations
 ..........
Net investment income                                            $25,889,466                   $13,044,178
Net realized gains (losses) on investment transactions                                         (2,338,822)
--
Increase in unrealized appreciation on investments               2,660,208                     10,100,443
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations             26,210,852                    20,387,055
------------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
 .............................
Dividends from net investment income                             (25,889,466)                  (13,044,178)
Capital gains distributions                                      --                            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions to Shareholders                              (25,889,466)                  (13,044,178)
------------------------------------------------------------------------------------------------------------------------------------

Purchases of trust shares                                        48,352,817                    24,694,988
 .........................
Trust Shares Transactions
Income dividends reinvested                                      21,399,951                    10,439,233
Capital gains distributions reinvested                           --                            --
Redemption of trust shares                                       (68,582,631)                  (46,271,388)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Trust Capital                         1,170,137                     (11,137,167)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                            1,491,523                     (3,794,290)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Beginning of Period                                   429,355,163                   430,846,686

Net Assets End of Period (1)                                     $430,846,686                  $427,052,396



(1) Including undistributed income of $96,451 for The AAL Bond Fund; $41,917 for The AAL Municipal Bond Fund; and $35,211 for The AAL Money Market Fund for each period respectively.



The accompanying notes to the financial statements are an integral part of this schedule.

                                                            The AAL Municipal Bond Fund             The AAL Money Market Fund
                                                            -------------------------------         -------------------------------
                                                            Year Ended     Six Months Ended         Year Ended     Six Months Ended
                                                            4/30/96        10/31/96                 4/30/96        10/31/96
====================================================================================================================================
Operations
 ..........
Net investment income                                       $18,870,527    $9,697,854               $4,407,596     $3,395,577
Net realized gains (losses) on investment transactions      (2,757,566)    9,680,486                2,174,130      --
--
Increase in unrealized appreciation on investments          555,380        8,901,079                --             --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations        29,106,393     20,773,063               4,407,596      3,395,577
------------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
 .............................
Dividends from net investment income                        (18,870,527)   (9,697,854)              (4,407,596)    (3,395,577)
Capital gains distributions                                 (2,937,391)    --                       --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions to Shareholders                         (21,807,918)   (9,697,854)              (4,407,596)    (3,395,577)
------------------------------------------------------------------------------------------------------------------------------------

Purchases of trust shares                                   52,190,830     21,591,303               180,198,221    143,255,946
 .........................
Trust Shares Transactions
Income dividends reinvested                                 16,770,677     7,993,563                4,222,862      3,379,068
Capital gains distributions reinvested                      2,442,657      --                       --             --
Redemption of trust shares                                  (43,691,180)   (25,907,463)             (138,617,667)  (103,571,474)
------------------------------------------------------
Net Increase (Decrease) in Trust Capital                    27,712,984     3,677,403                45,803,416     43,063,540
-----------------------------------------------------

-----------------------------------------------------
Net Increase (Decrease) in Net Assets                       35,011,459     14,752,612               45,803,416     43,063,540
-----------------------------------------------------

Net Assets Beginning of Period                              377,765,861    412,777,320              70,210,675     116,014,091

Net Assets End of Period (1)                                $412,777,320   $427,529,932             $116,014,091   $159,077,631




(1) Including undistributed income of $96,451 for The AAL Bond Fund; $41,917 for The AAL Municipal Bond Fund; and $35,211 for The AAL Money Market Fund for each period respectively.



The accompanying notes to the financial statements are an integral part of this schedule.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 1996

A : Organization

The AAL Mutual Funds (the "Trust") was organized as a Massachusetts Business Trust on March 31, 1987, and is registered as an open-end diversified management company under the Investment Company Act of 1940. The Trust commenced operations on July 16, 1987, and currently consists of The AAL Capital Growth, Mid Cap Stock (formerly known as The AAL Smaller Company Stock Fund), Small Cap Stock, International, Utilities, Bond, Municipal Bond, Money Market, and U.S. Government Zero Coupon Target Funds. The ten AAL Mutual Funds are collectively referred to as the "Funds".

B: Significant Accounting Policies The Funds' principal accounting policies are:

Valuation: Securities traded on national securities exchanges abroad are valued at last reported sales prices. Each over-the-counter security for which the last sale price is available from NASDAQ is valued at that price. Interest bearing money market instruments and variable rate demand notes are valued at a cost that approximates the market. All other instruments held by The AAL Money Market Fund and money market investments with a remaining maturity of 60 days or less held by the other Funds are valued on an amortized cost basis. The AAL International Fund invests in foreign securities, including stocks, bonds, notes and convertible securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. All other securities are valued at the latest bid quotation if such quotations are readily available. Otherwise, such securities are valued at a fair value as determined in good faith by the Investment Adviser under supervision of the Board of Trustees.

Foreign Currency Translation: The market values of securities that are not traded in United States currency are recorded in the financial statements after translation to U.S. dollars using the exchange quotation in effect at the time net asset value is calculated. The costs of such securities are translated at exchange rates prevailing when acquired. Additionally, other assets and liabilities denominated in foreign currencies are translated into U.S. dollars. The AAL International Fund does not isolate that portion of realized gains and losses on investments that is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities.

Foreign Currency Contracts: In connection with purchases and sales of securities denominated in foreign currencies, The AAL International Fund may enter into forward currency contracts. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counter parties fail to settle these currency contracts or the related foreign security trades, The AAL International Fund could be exposed to foreign currency fluctuations.

Federal Income Taxes: The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes and no Federal income tax provision was required.

Distributions to Shareholders: Net investment income is distributed to each shareholder as a dividend. Dividends to shareholders are recorded on the ex-dividend date. Dividends from The AAL Capital Growth Fund are declared and paid semi-annually. Dividends from The AAL Mid Cap Stock, Small Cap Stock and International Funds are declared and paid annually. Dividends from the AAL Utilities Fund are declared and paid quarterly. Dividends from The AAL Bond, Municipal Bond and Money Market Funds are declared daily and distributed monthly. Dividends from Net realized gains from securities transactions, if any, are distributed at least annually in the calendar year.

Credit Risk: The Funds hold investments in variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance on the instruments.


Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Other: For financial statement purposes, investment security transactions are accounted for on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on municipal bonds are amortized over the life of the respective bonds. Discounts on bonds purchased after April 30, 1995, are amortized over the life of the respective bonds in The AAL International, Bond, and Utilities Funds. Realized gains or losses on sales are determined on a specific cost identification basis. The Funds have no right to require registration of unregistered securities. The cost incurred with the organization and initial registration of shares for The AAL Small Cap Stock, Mid Cap Stock, International, and Utilities Funds is being amortized over the period of benefit, but not to exceed 60 months from each Fund's commencement of operation. Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to trust capital. During the prior fiscal year, The AAL Mid Cap Stock Fund reclassification a permanent difference between book and taxable net investment loss, to trust capital. In the amount of $2,485,776. Net assets were not affected by this reclassification.

C : Investment Advisory Management Fees and Transactions with Related Parties

The Trust has entered into an Investment Advisory Agreement with AAL Capital Management Corporation, ("The Adviser"), under which each of the mutual fund portfolios pay a fee for investment advisory services. For periods prior to November 1, 1995, the adviser had entered into sub-advisory agreements with Duff & Phelps Investment Management Company and Pilgrim Baxter & Associates LTD for which the adviser paid a portion of its fees. Effective November 1, 1995, the

Board of Trustees approved the termination of the sub-advisory agreement with both Duff & Phelps Investment Management Company and Pilgrim Baxter & Associates LTD and approved the current fee schedule described above. The adviser has hired a team of portfolio managers to manage the Funds' assets.

Effective November 1, 1995, the annual rates of fees under the Investment Advisory Agreement are calculated at the following rates: 70 of 1% on the first $250 million of average daily net assets, .65 of 1% on the next $250 million,
 .575 of 1% on the next $500 million and .50 of 1% on average daily net assets over $1 billion for The AAL Capital Growth Fund; 1% of the Funds average daily net assets for The AAL International Fund, .75 of 1% on the first $200 million of average daily net assets and .65 of 1% on the average daily net assets over $200 million for The AAL Small Cap Stock and Mid Cap Stock Funds; .55 of 1% on the first $250 million of average daily net assets, .50 of 1% on the next $250 million and .45 of 1% on average daily net assets over $500 million for The AAL Bond and Municipal Bond Funds; .50 of 1% on the first $500 million and .45 of 1% on average daily net assets over $500 million for The AAL Money Market and Utilities Funds. In addition, The AAL International Fund has entered into a Sub-Advisory Agreement with Societe Generale Asset Management Corporation, which is paid .75 of 1% on average daily net assets.

The Trust has entered into an Administrative Services Agreement with the Adviser pursuant to which the Adviser provides certain administrative services. The adviser earned the following fees from the respective Funds for the six months ended October 31, 1996: $20,000 for The AAL International Fund, $11,667 for The AAL Small Cap Stock Fund, and $16,666 for The AAL Mid Cap Stock, Capital Growth, Utilities, Bond, Municipal Bond and Money Market Funds, respectively.

The Trust has also contracted with AAL Capital Management Corporation for certain shareholder maintenance services, effective April 1, 1995. These shareholder services include: pre-processing and quality control of new accounts, shareholder correspondence, account response and answering customer inquires regarding account status, option and facilitating shareholder telephone transactions. Fees and cost reimbursements charged to the Funds under terms of the contract approximated $4.08 per year per shareholder account.

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Trust to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors. Payments under the Plan are equal to a maximum of
 .25 of 1% of the average daily net assets of The AAL Capital Growth, Small Cap Stock, International, Utilities, Bond and Municipal Bond Funds; and .125 of 1% of the average daily net assets of The AAL Money Market Fund.

Trustees of the Trust not affiliated with AAL or the Adviser receive an annual fee of $10,000 and $1,000 for each meeting of the Board of Trustees, or Committee thereof, attended. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings.

Each Fund is charged for those expenses that are directly attributable to it, such as advisory, custodian, and certain shareholder service fees, while other expenses that cannot be directly attributable to a Fund are allocated among the Funds in proportion to the net assets of the respective Fund.

The Adviser reimburses the Funds for annual expenses in excess of the lowest expense limitation imposed by the states. In addition to the reimbursement required under the Investment Advisory Agreement, the Adviser voluntarily has reimbursed various funds since inception. As of April 30, 1995, the Adviser is reimbursing The AAL Money Market .625% of average daily net assets. Voluntary reimbursements to this Fund may be modified or discontinued at any time by the Adviser.

AAL is the ultimate parent company for AAL Capital Management Corporation.

D : Security Transactions

During the year ended April 30, 1996, and six months ended October 31, 1996, purchases and sales of securities other than short-term obligations were as follows:

                                             Purchases                               Sales
                                             --------------------------------        -------------------------------

                                             Year Ended     Six Months Ended         Year Ended          Six Months Ended
                                             4/30/96        10/31/96                 4/30/96             10/31/96
===========================================================================================================================

The AAL Capital Growth Fund                  $ 557,752,827  $ 222,029,647            $517,205,642        $169,831,224
The AAL Mid Cap Stock Fund                   326,900,164    321,100,374              253,451,798         244,544,828
The AAL Small Cap Stock Fund                 N/A            22,502,707               N/A                 4,921,470
The AAL International Fund                   46,911,078     36,295,235               267,466             2,807,321
The AAL Utilities Fund                       38,069,103     19,152,601               18,309,757          1,401,610
The AAL Bond Fund                            541,194,780    325,149,569              547,177,273         327,598,539
The AAL Municipal Bond Fund                  507,267,650    247,915,168              500,090,847         210,880,552


For the year ended April 30, 1996, The AAL Utilities Fund purchased $5,970,117 and sold $1,862,969, and for the six months ended October 31, 1996, the Fund did not purchase or sell any U.S. Government Obligations.

For the year ended April 30, 1996, The AAL Bond Fund purchased $54,604,531 and sold $117,798,125, and for the six months ended October 31, 1996, the Fund purchased $130,599,492 and sold $149,535,638 in U.S. Government Obligations.

Cost of investments is substantially the same for financial reporting purposes and Federal income tax purposes.

The gross unrealized appreciation and depreciation on investments at year ending April 30, 1996, and the six months ending October 31, 1996, were as follows:

                                        4/30/96                                                10/31/96
                                                            Net Unrealized                                         Net Unrealized
                                                            Appreciation                                           Appreciation
                         Appreciation   (Depreciation)      (Depreciation)      Appreciation   (Depreciation)      (Depreciation)
====================================================================================================================================
The AAL Capital
Growth Fund              $351,273,890   $(13,640,969)       $337,632,921        $437,071,596   $(32,606,563)       $404,465,033

The AAL Mid Cap
Stock Fund               113,186,743    (8,297,413)         104,889,330         65,830,406     (32,656,694)        33,173,712

The AAL Small Cap
Stock Fund               N/A            N/A                 N/A                 1,461,516      (1,297,117)         164,399

The AAL
International Fund       4,211,438      (959,545)           3,251,893           5,871,423      (4,401,099)         1,470,324

The AAL Utilities
Fund                     11,405,167     (1,628,160)         9,777,007           12,696,122     (2,473,762)         10,222,360

The AAL Bond Fund        4,559,814      (11,406,183)        (6,846,369)         5,347,517      (2,093,443)         3,254,074

The AAL Municipal
Bond Fund                9,884,307      (1,108,590)         8,775,717           17,865,763     (188,967)           17,676,796


E: Trust Transactions

Transactions in trust shares were as follows:

                              The AAL                       The AAL                       The AAL
                              Capital Growth Fund           Mid Cap Stock Fund            Small Cap Stock Fund
                              ----------------------        ----------------------        -----------------------
                              Year        Six Months        Year        Six Months        Year      Six  Months
                              Ended       Ended             Ended       Ended             Ended     Ended
                              4/30/96     10/31/96          4/30/96     10/31/96          4/30/96   10/31/96
====================================================================================================================================
Shares purchased              9,785,929   5,465,416         6,940,300   5,736,104         N/A       2,035,572

Income dividends reinvested   864,754     328,079           --          --                N/A       --

Capital gains reinvested      1,978,773   --                --          --                N/A       --

Shares redeemed               (5,428,045) (2,831,541)       (2,323,788) (1,655,988)       N/A       (29,379)
                              ---------   ---------         ---------   ---------         -------   ----------

Net increase of trust shares  7,201,411   2,961,954         4,616,512   4,080,116         N/A       2,006,193
                              =========   =========         =========   =========         =======   ==========


                              The AAL                       The AAL                            The AAL
                              International Fund            Utilities Fund                     Bond Fund
                              ----------------------        ----------------------             -----------------------
                              Year           Six Months     Year           Six Months          Year           Six  Months
                              Ended          Ended          Ended          Ended               Ended          Ended
                              4/30/96        10/31/96       4/30/96        10/31/96            4/30/96        10/31/96
===========================================================================================================================
Shares purchased              5,220,133      3,007,739      3,811,394      1,853,226           4,899,331      2,574,776

Income dividends reinvested   5,611          --             261,139        195,203             2,163,280      1,086,830

Capital gains reinvested      77             --             --             --                  --             --

Shares redeemed               (69,174)       (298,450)      (1,056,401)    (778,444)           (6,934,723)    (4,820,130)
                              ----------     ----------     ----------     ---------           ---------      ----------

Net increase (decrease)
of trust shares               5,156,647      2,709,289      3,016,132      1,269,985           (127,888)      (1,158,524)

                              ==========     ==========     ==========     =========           =========       ==========



                              The AAL                       The AAL
                              Municipal Bond Fund           Money Market Fund
                              ---------------------------   -----------------------------

                              Year           Six Months      Year           Six Months
                              Ended          Ended           Ended          Ended
                              4/30/96        10/31/96        4/30/96        10/31/96
===========================================================================================================================


Shares purchased              4,715,857      1,968,052      180,198,222    143,255,946

Income dividends reinvested   1,521,292      724,932        4,222,862      3,379,068

Capital gains reinvested      215,973        --             --             --

Shares redeemed               (3,963,923)    (2,358,049)    (138,617,668)  (103,571,474)
                              ----------     ----------     ------------   ------------

Net increase of trust shares  2,489,199        334,935       45,803,416     43,063,540
                              ==========     ==========     ============   ============



F: Forwarded Currency Contracts
As of October 31,  1996,  The AAL  International  Fund had entered  into forward
currency   contracts,   as  summarized   above,   resulting  in  net  unrealized
depreciation of $308,506.

Settlement Date     Currency to Be Delivered           U.S. Value at       Currency to Be Received                 U.S. Value at
Through                                                October 31, 1996                                            October 31, 1996
===================================================================================================================================
11/1/96             $ 71,792  U.S Dollar               $71,792             8,193,958   Japanese Yen                $72,041

11/1/96             18,064  U.S. Dollar                18,064              22,679   Swiss Franc                    18,018

11/29/96            140,974  U.S Dollar                140,974             717,556   French Franc                  140,471

11/4/96             204,512  U.S Dollar                204,512             1,339,758   Swedish Krona               204,091

11/7/96             61,696  U.S Dollar                 61,696              37,932   British Pounds                 61,778

12/16/96            540,000  New Zealand Dollar        371,574             382,789   U.S Dollar                    382,789

12/27/96            2,796,000  Swiss Franc             2,286,170           2,232,335   U.S Dollar                  2,232,335

1/10/97             31,080,000  French Franc           6,125,947           6,107,050   U.S Dollar                  6,107,050

1/17/97             537,300,000  Japanese Yen          5,036,729           4,771,330   U.S Dollar                  4,771,330

1/3/97              3,749,500  Deutsche Mark           2,512,123           2,486,901   U.S Dollar                  2,486,902

5/14/97             3,283,000  Deutsche Mark           2,178,139           2,195,693   U.S Dollar                  2,195,693

5/21/97             27,130,600  French Franc           5,270,138           5,368,463   U.S Dollar                  5,368,463

5/28/97             535,850,000  Japanese Yen          4,902,562           4,845,809   U.S Dollar                  4,845,808

5/7/97              1,504,000  Swiss Franc             1,231,290           1,216,435   U.S Dollar                  1,216,435

                                                       -----------                                                 ------------
                                                       $30,411,710                                                 $30,103,204
                                                       ===========                                                 ============



                      [THIS PAGE INTENTIONALLY LEFT BLANK]

PER SHARE INFORMATION


The AAL Capital Growth Fund

                                             Period Ended   Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                             4/30/88        4/30/89        4/30/90        4/30/91        4/30/92        4/3093
====================================================================================================================================
Net asset value:
Beginning of period                          $10.00         $8.36          $9.84          $10.72         $12.42         $14.06

Income from Investment Operations
 .................................
Net investment income                        0.112          0.218          0.233          0.271          0.276          0.284
Net realized and unrealized gain (loss)
on investments                               (1.709)        1.466          0.889          1.726          1.659          0.761
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations             (1.597)        1.684          1.122          1.997          1.935          1.045
------------------------------------------------------------------------------------------------------------------------------------
Distributions from:
 ....................
Net investment income                        (0.043)        (0.204)        (0.242)        (0.269)        (0.280)        (0.274)
Net realized capital gains                   --             --             --             (0.028)        (0.015)        (0.001)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.043)        (0.204)        (0.242)        (0.297)        (0.295)        (0.275)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  (1.640)        1.480          0.880          1.700          1.640
1.400
Net asset value:
End of period                                $8.36          $9.84          $10.72         $12.42         $14.06         $14.83
------------------------------------------------------------------------------------------------------------------------------------
Average commission per share                 --             --             --             --             --             --
Total return (d)                             (15.95)%       20.46%         11.45%         18.93%         15.77%         7.52%
Net assets, end of period                     $23,672,346   $48,915,003    $119,731,099   $209,055,868   $423,231,713   $714,184,330
Ratio of expenses to average
net assets (a) (b)                           1.50%          1.50%          1.44%          1.41%          1.28%          1.20%
Ratio of net investment income to
average net assets (a) (c)                   2.61%          2.80%          2.56%          2.59%          2.27%          2.15%
Portfolio turnover rate                      1.36%          2.78%          1.43%          2.26%          1.11%          2.99%



                                             Year Ended     Year Ended     Year Ended     Six Months Ended
                                             4/30/94        4/30/95        4/30/96        10/31/96
====================================================================================================================================
Net asset value:
Beginning of period                          $14.83         $14.49         $15.56         $18.79

Income from Investment Operations
 .................................
Net investment income                        0.296          0.274          0.201          0.072
Net realized and unrealized gain (loss)
on investments                               (0.287)        1.699          3.756          1.413
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations             0.009          1.973          3.957          1.485
------------------------------------------------------------------------------------------------------------------------------------
Distributions from:
 ....................
Net investment income                        (0.286)        (0.298)        (0.217)        (0.085)
Net realized capital gains                   (0.063)        (0.605)        (0.510)        --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.349)        (0.903)        (0.727)        (0.085)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value   0.770          (0.340)        1.070          3.230
1.400
Net asset value:
End of period                                $14.49         $15.56         $18.79         $20.19
------------------------------------------------------------------------------------------------------------------------------------
Average commission per share                 --             --             $0.053         $0.058
Total return (d)                             0.00%          14.37%         25.85%         7.93%
Net assets, end of period                    $868,850,190   $1,032,168,122 $1,381,352,222 $1,544,718,439
Ratio of expenses to average
net assets (a) (b)                           1.18%          1.17%          1.12%          1.07%
Ratio of net investment income to
average net assets (a) (c)                   2.07%          1.89%          1.16%          0.76%
Portfolio turnover rate                      40.60%         33.34%         44.26%         12.15%



PER SHARE INFORMATION


The AAL Mid Cap Stock Fund

                                                  Period Ended        Year Ended          Year Ended          Six Months Ended
                                                  4/30/94             4/30/95             4/30/96             10/31/96
====================================================================================================================================
Net asset value:
Beginning of period                               $10.00              $10.38              $10.92              $17.11

Income from Investment Operations
 .................................
Net investment income                             (0.044)             (0.054)             (0.100)             (0.089)
Net realized and unrealized gain (loss) on
investments                                       0.424               0.594               6.290               (1.381)
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                  0.380               0.540               6.190               (1.470)
---------------------------------------------------------------------------------------------------------------------------

Distributions from:
 ...................
Net investment income                             --                  --                  --                  --
Net realized capital gains                        --                  --                  --                  --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                               0.000               0.000               0.000               0.000
---------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value        0.380               0.540               6.190               (1.470)
Net asset value:
End of period                                     $10.38              $10.92              $17.11              $15.64
---------------------------------------------------------------------------------------------------------------------------
Average commission per share                      --                  --                  $0.055              $0.058

Total return (d)                                  (3.80)%             5.20%               56.59%              (8.54)%
Net assets, end of period                         $142,529,469        $220,792,070        $424,974,829        $452,415,007
Ratio of expenses to average net assets (a) (b)   1.72%               1.54%               1.39%               1.36%
Ratio of net investment income to average net
assets (a) (c)                                    (1.14)%             (0.77)%             (0.82)%             (1.17)%
Portfolio turnover rate                           55.49%              88.18%              90.14%              56.49%


PER SHARE INFORMATION


The AAL Small Cap Stock Fund


                                                            Six Months Ended
                                                            10/31/96 (2)
================================================================================
Net asset value:
Beginning of period                                         $10.00

Income from Investment Operations
 ..................................
Net investment income                                       (0.029)
Net realized and unrealized gain (loss) on investments      0.909
-------------------------------------------------------------------------------
Total from Investment Operations                            0.880
--------------------------------------------------------------------------------

Distributions from:
 ...................
Net investment income                                       0.000
Net realized capital gains (d)                              --
-------------------------------------------------------------------------------
Total Distributions                                         0.000
-------------------------------------------------------------------------------

Net increase (decrease) in net asset value                  0.880
Net asset value:
End of period                                               $10.88
-------------------------------------------------------------------------------
Average commission per share                                $0.049

Total return (d)                                            8.80%
Net assets, end of period                                   $21,818,553
Ratio of expenses to average net assets (a) (b)             2.67%
Ratio of net investment income to average net assets(a)(c)  (1.61)%
Portfolio turnover rate                                     52.27%


(2) Since inception July 1, 1996.

PER SHARE INFORMATION


The AAL International Fund

                                                 Period Ended   Six Months Ended
                                                 4/30/96 (1)    10/31/96
================================================================================


89

Net asset value:
Beginning of period                              $10.00         $11.08

Income from Investment Operations
 ..................................
Net investment income                            0.046          (0.022)
Net realized and unrealized gain on investments  1.058          (0.028)
--------------------------------------------------------------------------------
Total from Investment Operations                 1.104          (0.05)
--------------------------------------------------------------------------------

Distributions from:
 ...................
Net investment income                            (0.024)        0.000
Net realized capital gains                       --             --
--------------------------------------------------------------------------------
Total Distributions                              (0.024)        0.000
-------------------------------------------------------------------------------

Net increase in net asset value                  1.080          (0.05)
Net asset value:
End of period                                    $11.08         $11.03
================================================================================
Average commission per share                     $0.018         $0.017
Total return (d)                                 11.07%         (0.45)%

Net assets, end of period                        $57,117,185    $86,755,029
Ratio of expenses to average net assets (a) (b)  2.15%          2.19%
Ratio of net investment income to
     average net assets (a) (c)                  0.94%          1.13%
Portfolio turnover rate                          1.30%          3.89%
(1) From commencement of operation on August 1, 1995.

PER SHARE INFORMATION


The AAL Utilities Fund

                                             Period Ended        Year Ended          Year Ended          Six Months Ended
                                             4/30/94             4/30/95             4/30/96             10/31/96
===========================================================================================================================
Net asset value:
Beginning of period                          $10.00              $9.95               $9.47               $10.90
Income from Investment Operations
 ...........................................................................................................................
Net investment income                        0.022               0.338               0.360               0.216
Net realized and unrealized gain (loss) on
investments                                  (0.072)             (0.498)             1.420               0.084
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations             (0.050)             (0.160)             1.780               0.300
---------------------------------------------------------------------------------------------------------------------------

Distributions from:
 ...........................................................................................................................
Net investment income                        --                  (0.320)             (0.350)             (0.200)
Net realized capital gains (d)               --                  --                  --                  --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                          0.000               (0.320)             (0.350)             (0.200)
---------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value   (0.050)             (0.480)             1.430               0.100
Net asset value:
End of period                                $9.95               $9.47               $10.90              $11.00
---------------------------------------------------------------------------------------------------------------------------
Average commission per share                 --                  --                  $0.056              $0.059

Total return (d)                             (0.50)%             (1.51)%             18.90%              2.78%
Net assets, end of period                    $15,423,861         $70,861,404         $114,460,386        $129,377,650
Ratio of expenses to average
     net assets (a) (b)                      1.60%               1.19%               1.20%               1.17%
Ratio of net investment income to
     average net assets (a) (c)              5.12%               4.08%               3.58%               4.06%
Portfolio turnover rate                      0.00%               24.65%              21.79%              1.26%



PER SHARE INFORMATION


The AAL Bond Fund

                                             Period Ended        Year Ended          Year Ended     Year Ended     Year Ended
                                             4/30/88             4/30/89             4/30/90        4/30/91        4/30/92
===================================================================================================================================
Net asset value:
Beginning of period                          $10.00              $9.64               $9.33          $9.25          $9.76

Income from Investment Operations
 .................................
Net investment income                        0.602               0.826               0.806          0.772          0.721
Net realized and unrealized gain (loss)
on investments                               (0.360)             (0.255)             (0.080)        0.510          0.273
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations             0.242               0.571               0.726          1.282          0.994
-----------------------------------------------------------------------------------------------------------------------------------

Distributions from:
 ...................
Net investment income                        (0.602)             (0.826)             (0.806)        (0.772)        (0.721)
Net realized capital gains (d)               --                  (0.055)              --            --             (0.013)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.602)             (0.881)             (0.806)        (0.772)        (0.734)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
net asset value                              (0.360)             (0.310)             (0.080)        0.510          0.260
Net asset value:
End of period                                $9.64               $9.33               $9.25          $9.76          $10.02
-----------------------------------------------------------------------------------------------------------------------------------
Total return (d)                             2.56%               6.21%               7.84%          14.34%         10.47%

Net assets, end of period                    $20,938,863         $54,006,123         $94,937,997    $139,228,954   $229,309,955
Ratio of expenses to average
net assets (a) (b)                           0.75%               0.83%               0.98%          1.00%          1.03%
Ratio of net investment income
to average net assets (a) (c)                8.67%               8.86%               8.38%          8.06%          7.19%
Portfolio turnover rate                      85.88%              54.49%              38.00%         6.39%          12.18%





                                             Year Ended          Year Ended          Year Ended     Year Ended     Six Months Ended
                                             4/30/93             4/30/94             4/30/95        4/30/96        10/31/96
====================================================================================================================================
Net asset value:
Beginning of period                          $10.02              $10.61              $9.69          $9.61          $9.62

Income from Investment Operations
 .................................
Net investment income                        0.661               0.584               0.580          0.584          0.298
Net realized and unrealized gain (loss)
on investments                               0.627               (0.660)             (0.078)        0.010          0.160
---------------------------------------
Total from Investment Operations             1.288               (0.076)             0.502          0.594          0.458
---------------------------------------

Distributions from:
 ...................
Net investment income                        (0.661)             (0.584)             (0.580)        (0.584)        (0.298)
Net realized capital gains (d)               (0.037)             (0.260)             (0.002)        --             --
---------------------------------------
Total Distributions                          (0.698)             (0.844)             (0.582)        (0.584)        (0.298)
---------------------------------------
Net increase (decrease) in
net asset value                              0.590               (0.920)             (0.080)        0.010          0.160
Net asset value:
End of period                                $10.61              $9.69               $9.61          $9.62          $9.78
---------------------------------------
Total return (d)                             13.22%              (0.99)%             5.47%          6.18%          4.85%

Net assets, end of period                    $370,219,492        $442,962,543        $429,355,163   $430,846,686   $427,052,396
Ratio of expenses to average
net assets (a) (b)                           1.03%               1.02%               1.03%          1.01%          0.97%
Ratio of net investment income
to average net assets (a) (c)                6.35%               5.61%               6.12%          5.89%          6.09%
Portfolio turnover rate                      26.12%              27.75%              44.57%         125.77%        78.10%






PER SHARE INFORMATION


The AAL Municipal Bond Fund

                                             Period Ended        Year Ended          Year Ended     Year Ended     Year Ended
                                             4/30/88             4/30/89             4/30/90        4/30/91        4/30/92
====================================================================================================================================
Net asset value:
Beginning of period                          $10.00              $9.72               $9.74          $9.70          $10.13

Income from Investment Operations
 .................................
Net investment income                        0.398               0.599               0.608          0.616          0.598
Net realized and unrealized gain (loss)
on investments                               (0.280)             0.020               (0.035)        0.434          0.234
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations             0.118               0.619               0.573          1.050          0.832
------------------------------------------------------------------------------------------------------------------------------------

Distributions from:
 ...................
Net investment income                        (0.398)             (0.599)             (0.608)        (0.616)        (0.598)
Net realized capital gains (d)               --                  --                  (0.005)        (0.004)        (0.004)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.398)             (0.599)             (0.613)        (0.620)        (0.602)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
net asset value                              (0.280)             0.020               (0.040)        0.430          0.230
Net asset value:
End of period                                $9.72               $9.74               $9.70          $10.13         $10.36
------------------------------------------------------------------------------------------------------------------------------------
Total return (d)                             1.29%               6.53%               5.93%          11.12%         8.39%

Net assets, end of period                    $10,031,478         $41,217,475         $78,844,594    $114,953,939   $172,494,589
Ratio of expenses to average
net assets (a) (b)                           1.50%               0.94%               0.90%          0.90%          0.95%
Ratio of net investment income to
average net assets (a) (c)                   5.72%               6.30%               6.13%          6.21%          5.81%
Portfolio turnover rate                      20.83%              29.24%              30.83%         13.63%         0.74%







                                             Year Ended          Year Ended          Year Ended     Year Ended     Six Months Ended
                                             4/30/93             4/30/94             4/30/95        4/30/96        10/31/96
====================================================================================================================================
Net asset value:
Beginning of period                          $10.36              $10.99              $10.56         $10.69         $10.91

Income from Investment Operations
 .................................
Net investment income                        0.571               0.539               0.523          0.521          0.258
Net realized and unrealized gain (loss)
on investments                               0.631               (0.410)             0.186          0.300          0.290
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations             1.202               0.129               0.709          0.821          0.548
------------------------------------------------------------------------------------------------------------------------------------

Distributions from:
 ...................
Net investment income                        (0.571)             (0.539)             (0.523)        (0.521)        (0.258)
Net realized capital gains (d)               (0.001)             (0.020)             (0.056)        (0.080)        --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.572)             (0.559)             (0.579)        (0.601)        (0.258)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
net asset value                              0.630               (0.430)             0.130          0.220          0.290
Net asset value:
End of period                                $10.99              $10.56              $10.69         $10.91         $11.20
------------------------------------------------------------------------------------------------------------------------------------
Total return (d)                             11.84%              1.04%               7.01%          7.74%          5.08%

Net assets, end of period                    $271,319,546        $370,568,847        $377,765,861   $412,777,320   $427,529,932
Ratio of expenses to average
net assets (a) (b)                           1.00%               0.99%               0.98%          0.95%          0.89%
Ratio of net investment income to
average net assets (a) (c)                   5.32%               4.87%               5.01%          4.69%          4.65%
Portfolio turnover rate                      3.41%               10.15%              172.49%        130.52%        54.49%






PER SHARE INFORMATION


The AAL Money Market Fund

                                             Period Ended        Year Ended          Year Ended     Year Ended     Year Ended
                                             4/30/88             4/30/89             4/30/90        4/30/91        4/30/92
====================================================================================================================================
Net asset value:
Beginning of period                          $1.00               $1.00               $1.00          $1.00          $1.00

Income from Investment Operations
 .................................
Net investment income                        0.009               0.078               0.079          0.068          0.045
Net realized and unrealized gain (loss)
on investments                               --                  --                  --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations             0.009               0.078               0.079          0.068          0.045
------------------------------------------------------------------------------------------------------------------------------------

Distributions from:
 ...................
Net investment income                        (0.009)             (0.078)             (0.079)        (0.068)        (0.045)
Net realized capital gains (d)               --                  --                  --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.009)             (0.078)             (0.079)        (0.068)        (0.045)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
net asset value                              0.000               0.000               0.000          0.000          0.000
Net asset value:
End of period                                $1.00               $1.00               $1.00          $1.00          $1.00

------------------------------------------------------------------------------------------------------------------------------------
Total return (d)                             0.91%               8.10%               8.24%          7.07%          4.54%

Net assets, end of period                    $7,990,507          $143,217,501        $223,447,573   $228,465,749   $147,584,931
Ratio of expenses to average
net assets (a) (b)                           0.07%               0.76%               1.04%          1.07%          1.11%
Ratio of net investment income to
average net assets (a) (c)                   7.06%               8.29%               7.84%          6.85%          4.56%
Portfolio turnover rate                      N/A                 N/A                 N/A            N/A            N/A






                                             Year Ended          Year Ended          Year Ended     Year Ended     Six Months Ended
                                             4/30/93             4/30/94             4/30/95        4/30/96        10/31/96
====================================================================================================================================

Net asset value:
Beginning of period                          $1.00               $1.00               $1.00          $1.00          $1.00

Income from Investment Operations
 .................................
Net investment income                        0.025               0.019               0.038          0.048          0.025
Net realized and unrealized gain (loss)
on investments                               --                  --                  --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations             0.025               0.019               0.038          0.048          0.025
------------------------------------------------------------------------------------------------------------------------------------

Distributions from:
 ...................
Net investment income                        (0.025)             (0.019)             (0.038)        (0.048)        (0.025)
Net realized capital gains (d)               --                  --                  --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.025)             (0.019)             (0.038)        (0.048)        (0.025)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
net asset value                              0.000               0.000               0.000          0.000          0.000
Net asset value:
End of period                                $1.00               $1.00               $1.00          $1.00          $1.00

------------------------------------------------------------------------------------------------------------------------------------
Total return (d)                             2.53%               1.95%               3.92%          4.94%          2.59%

Net assets, end of period                    $83,274,493         $65,008,303         $70,210,675    $116,014,091   $159,077,631
Ratio of expenses to average
net assets (a) (b)                           1.13%               1.26%               1.17%          0.83%          0.46%
Ratio of net investment income to
average net assets (a) (c)                   2.53%               2.00%               3.95%          4.89%          4.90%
Portfolio turnover rate                      N/A                 N/A                 N/A            N/A            N/A





(a) Calculated on an annualized basis.
(b) Computed after giving effect to Adviser's expense limitation undertaking. If the Funds had paid all of their expenses, the ratios would have been as follows:



                                             Period Ended        Year Ended          Year Ended     Year Ended     Year Ended
                                             4/30/88             4/30/89             4/30/90        4/30/91        4/30/92
====================================================================================================================================
The AAL Capital Growth Fund                  1.91%               1.77%               1.49%          1.41%          1.28%
The AAL Mid Cap Stock Fund                   --                  --                  --             --             --
The AAL Small Cap Stock Fund                 --                  --                  --             --             --
The AAL International Fund                   --                  --                  --             --             --
The AAL Utilities Fund                       --                  --                  --             --             --
The AAL Bond Fund                            1.83%               1.37%               1.22%          1.17%          1.08%
The AAL Municipal Bond Fund                  2.28%               1.46%               1.14%          1.10%          1.04%
The AAL Money Market Fund                    1.76%               1.18%               1.04%          1.07%          1.11%

(c) If the Funds had paid all of their expenses the ratios would have been as follows:


                                             Period Ended        Year Ended          Year Ended     Year Ended     Year Ended
                                             4/30/88             4/30/89             4/30/90        4/30/91        4/30/92
====================================================================================================================================
The AAL Capital Growth Fund                  2.21%               2.54%               2.51%          2.59%          2.27%
The AAL Mid Cap Stock Fund                   --                  --                  --             --             --
The AAL Small Cap Stock Fund                 --                  --                  --             --             --
The AAL International Fund                   --                  --                  --             --             --
The AAL Utilities Fund                       --                  --                  --             --             --
The AAL Bond Fund                            7.59%               8.32%               8.13%          7.89%          7.14%
The AAL Municipal Bond Fund                  4.95%               5.79%               5.89%          6.01%          5.72%
The AAL Money Market Fund                    5.37%               7.87%               7.84%          6.85%          4.56%

(d) Total return calculations are based on net amount invested and are for six months.






(a) Calculated on an annualized basis.
(b) Computed after giving effect to Adviser's expense limitation undertaking. If the Funds had paid all of their expenses, the ratios would have been as follows:



                                             Period Ended        Year Ended          Year Ended     Year Ended     Year Ended
                                             4/30/88             4/30/89             4/30/90        4/30/91        4/30/92
====================================================================================================================================
The AAL Capital Growth Fund                  1.20%               1.18%               1.17%          1.12%          1.07%
The AAL Mid Cap Stock Fund                   --                  1.73%               1.54%          1.39%          1.36%
The AAL Small Cap Stock Fund                 --                  --                  --             --             2.73%
The AAL International Fund                   --                  --                  --             2.32%          2.19%
The AAL Utilities Fund                       --                  2.91%               1.19%          1.20%          1.17%
The AAL Bond Fund                            1.03%               1.02%               1.03%          1.01%          0.97%
The AAL Municipal Bond Fund                  1.00%               0.99%               0.98%          0.95%          0.89%
The AAL Money Market Fund                    1.27%               1.51%               1.42%          1.28%          1.07%

(c) If the Funds had paid all of their expenses the ratios would have been as follows:

                                             Period Ended        Year Ended          Year Ended     Year Ended     Year Ended
                                             4/30/88             4/30/89             4/30/90        4/30/91        4/30/92
====================================================================================================================================
The AAL Capital Growth Fund                  2.15%               2.07%               1.89%          1.16%          0.76%
The AAL Mid Cap Stock Fund                   --                  (1.14)%             (0.77)%        (0.82)%        (1.17)%
The AAL Small Cap Stock Fund                 --                  --                  --             --             (1.67)%
The AAL International Fund                   --                  --                  --             0.77%          1.13%
The AAL Utilities Fund                       --                  5.12%               4.08%          3.58%          4.06%
The AAL Bond Fund                            6.35%               5.61%               6.12%          5.89%          6.09%
The AAL Municipal Bond Fund                  5.32%               4.87%               5.01%          4.69%          4.65%
The AAL Money Market Fund                    2.38%               1.75%               3.70%          4.46%          4.30%

(d) Total return calculations are based on net amount invested and are for six months.



Board of Trustees             John H. Pender - Chairman of the Board
                              Richard L. Gady
                              Lawrence M. Woods
                              D. W. Russler
                              F. Gregory Campbell
                              Richard L. Gunderson
                              Ronald Anderson

Officers                      H. Michael Spence - President
                              Robert G. Same - Vice President & Secretary
                              Terrance P. Gallagher - Treasurer
                              Charles D. Gariboldi, Jr. - Assistant Treasurer Joseph F. Wreschnig - Assistant Secretary

Investment Adviser
& Distributor                 AAL Capital Management Corporation
                              222 West College Avenue
                              Appleton, WI  54919-0007

Sub-Adviser (AAL
International Fund Only)      Societe Generale Asset Management Corp
                              1221 Avenue of the Americas
                              New York, NY  10020

Custodian, Transfer Agent
& Disbursing Agent            Firstar Trust Company
                              615 East Michigan Street
                              P.O. Box 2981
                              Milwaukee, WI  53201-2981

Custodian (AAL
International Fund Only)      The Chase Manhattan Bank, N.A.
                              Chase Metro Tech Center
                              Brooklyn, NY  11245

Legal Counsel                 Quarles & Brady
                              411 East Wisconsin Avenue
                              Milwaukee, WI  53202

Independent Accountants       Price Waterhouse LLP
                              Suite 1500
                              100 East Wisconsin Avenue
                              Milwaukee, WI  53202


Must be preceded or accompanied by the current prospectus for The AAL Mutual Funds.


                    [THE AAL MUTUAL FUND LOGO APPEARS HERE]
                222 West College Avenue, Appleton, WI 54919-0007
                                  800-553-6319
                         World Web: http://www.aal.org
                         e-mail address: aalcmc@aal.org